                                              1933 Act Registration No. 33-16905
                                             1940 Act Registration No. 811-05309

     As filed with the Securities and Exchange Commission on October 3, 2005
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [x]
                      Pre-Effective Amendment No. _____            [ ]
                      Post-Effective Amendment No. 78              [x]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                             Amendment No. 78                      [x]



                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 303-7987
              (Registrant's Telephone Number, including Area Code)

                                 Eric T. Brandt
                               U.S. Bancorp Center
                          800 Nicollet Mall, BC-MN-H21C
                          Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

        [ x ]    immediately upon filing pursuant to paragraph (b) of Rule 485.
        [   ]    on (date) pursuant to paragraph (b) of Rule 485.
        [   ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.
        [   ]    on (date) pursuant to paragraph (a)(1) of Rule 485.
        [   ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485.
        [   ]    on (date) pursuant to paragraph (a)(2) of Rule 485.


================================================================================

                                               October 3, 2005

                                               Prospectus
                                               First American Investment Funds,
                                               Inc.

                                               ASSET CLASS - STOCK FUNDS

                                       STOCK FUNDS

              CLASS A, CLASS B, AND CLASS C SHARES

                                               SMALL-MID CAP CORE FUND

                                               As with all mutual funds, the
                                               Securities and Exchange
                                               Commission has not approved or
                                               disapproved the shares of these
                                               funds, or determined if the
                                               information in this prospectus is
                                               accurate or complete. Any
                                               statement to the contrary is a
                                               criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS

FUND SUMMARY
    Small-Mid Cap Core Fund                                            2
POLICIES & SERVICES
    Buying Shares                                                      6
    Selling Shares                                                    13
    Managing Your Investment                                          15
ADDITIONAL INFORMATION
    Management                                                        16
    More About The Fund                                               18
    Financial Highlights                                              20
FOR MORE INFORMATION                                          Back Cover

Fund Summary
Introduction

          This section of the prospectus describes the objective of the First American Small-Mid Cap Core Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK
          NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.

          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.


                              1
                               PROSPECTUS - First American Stock Funds
                                            Class A, Class B, and Class C Shares

Fund Summary
Small-Mid Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small-Mid Cap Core Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small-Mid Cap Core Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell 2500 Index ranged from approximately $71 million to $5.3 billion as of June 30, 2005.



In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:



- attractively valued relative to other companies in the same industry or market;



- good or improving fundamentals,



- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.



The fund's advisor generally will sell a stock if:



- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market,



- the company's fundamentals have significantly deteriorated,



- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared, or



- a better alternative exists in the marketplace.



In addition, the fund may utilize derivatives including options, futures contracts, and options on futures contracts for hedging purposes.



When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts which may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in United States domestic securities.



The fund may generate income by lending securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. Although the fund does not have an objective of generating current income, the advisor believes that securities lending presents an opportunity to increase the fund's total return without limiting the fund's ability to achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short
or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, small- and/or mid-cap stocks may underperform the market as a whole.


Risks of Small- and Mid-Cap Stocks.   Stocks of small capitalization companies
involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of mid-cap companies may be slightly less volatile, they still involve substantial risk. Stocks at the bottom end of the Russell 2500 Index capitalization range sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.


Risks of Initial Public Offering (IPOs).   Companies involved in IPOs generally
have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when
dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency


                              2
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Fund Summary
Small-Mid Cap Core FUND continued

fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending.   To generate additional income, the fund may lend
securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection
with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

Risks of Active Management.   The fund is actively managed and its performance
therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class B and Class C shares will be lower due to their higher expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B and Class C shares, the table only includes returns before taxes. After-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in common stocks of companies which the fund's advisory believes either have or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the performance information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that is materially different from the investment portfolio of the Small-Mid Cap Core Fund.



                              3
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Fund Summary
Small-Mid Cap Core FUND continued

--------------------------------------------------------------------------------
FUND PERFORMANCE (CONTINUED)

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)*(1)
(BAR CHART)

1995                                                                             40.93%
1996                                                                             22.12%
1997                                                                              6.91%
1998                                                                             32.47%
1999                                                                            191.79%
2000                                                                            -45.85%
2001                                                                            -55.71%
2002                                                                            -42.14%
2003                                                                             55.47%
2004                                                                              4.00%

Best Quarter:
Quarter ended                                          December 31, 1999            80.60%
Worst Quarter:
Quarter ended                                          March 31, 2001               (48.79)%

                                                                                                                        Since
AVERAGE ANNUAL TOTAL RETURNS                           Inception                                          Ten       Inception
AS OF 12/31/04(1)                                           Date       One Year       Five Years        Years       (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Small-Mid Cap Core Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                           4/4/94        (1.72)%         (26.67)%        4.19%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                         (1.72)%         (27.42)%        1.72%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and
    sale of fund shares)                                                (1.12)%         (19.50)%        3.53%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                          8/15/94        (1.73)%         (26.63)%        4.00%             N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                           2/1/00         2.25%               N/A          N/A        (27.50)%
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index(2)
  (reflects no deduction for fees, expenses, or
  taxes)                                                                 7.36%          (14.52)%       12.90%        (14.46)%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Index(3)
  (reflects no deduction for fees, expenses or
  taxes)                                                                16.73%            6.83%        12.10%          7.47%
---------------------------------------------------------------------------------------------------------------------------------


(*)Total return for the period 1/1/05 through 9/30/05 was -3.03%.


(1)Small-Mid Cap Core Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2)An equally weighted index of the 100 largest technology companies, as measured by market capitalization. The since inception performance of the index is calculated from 1/31/00.

(3)Previously, the fund used the Merrill Lynch 100 Technology Index as a benchmark. Going forward, the fund's performance will be compared to the Russell 2500 Index because of the change in principal investment strategies. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 1/31/00.


                              4
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Fund Summary
Small-Mid Cap Core FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)                                      5.50%         5.00%         1.00%
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                            5.50%(1)      0.00%         0.00%
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                   0.00%(2)      5.00%         1.00%
ANNUAL MAINTENANCE FEE(3)
  only charged to accounts with balances below $500                $50           $50           $50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------
  Management Fees                                                0.70%         0.70%         0.70%
  Distribution and Service (12b-1) Fees                          0.25%         1.00%         1.00%
  Other Expenses                                                 0.33%         0.33%         0.33%
  Total Annual Fund Operating Expenses(4)                        1.28%         2.03%         2.03%
--------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

(3)The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)Total Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year.

--------------------------------------------------------------------------------

   EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

---------------------------------------------------------------------------------
                                                CLASS B                   CLASS B
                                    assuming redemption    assuming no redemption
                       CLASS A    at end of each period     at end of each period
---------------------------------------------------------------------------------
   1 year              $   673           $   706                  $   206
   3 years             $   934           $ 1,037                  $   637
   5 years             $ 1,214           $ 1,293                  $ 1,093
  10 years             $ 2,010           $ 2,166                  $ 2,166

---------------------  ---------------------------------------------------
                                     CLASS C                   CLASS C
                         assuming redemption    assuming no redemption
                       at end of each period     at end of each period
------------------------------------------------------------------------------
   1 year                     $   306                  $   206
   3 years                    $   637                  $   637
   5 years                    $ 1,093                  $ 1,093
  10 years                    $ 2,358                  $ 2,358


                              5
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES

The fund issues its shares in multiple classes. This prospectus offers Class A, Class B, and Class C shares, which have different cost structures. You should decide which class best suits your needs.

Because Class A shares will be the better choice if your investment qualifies for a reduced sales charge:

- orders for Class B shares for $100,000 or more will be treated as orders for Class A shares.

- orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

This automatic conversion of your order to an order for Class A shares will occur only for individual purchase orders that reach the foregoing thresholds. The fund is not responsible for determining whether your order has reached one of these thresholds as a result of the aggregation of other purchases with your current purchase order. See "Calculating Your Share Price -- Reducing Your Sales Charge."

Class A Shares.   Class A shares have:

- a front-end sales charge determined by the amount of your purchase. See "Calculating Your Share Price -- Class A Shares."

- annual shareholder servicing (12b-1) fees of 0.25%. See "Fund Summary -- Fees and Expenses."

- reduced sales charges for larger purchases. See "Reducing Your Sales Charge."

Class B Shares.   Class B shares have:

- no front-end sales charge.

- a contingent deferred sales charge (CDSC) if you redeem your shares within six years of purchase. See "Calculating Your Share Price -- Class B Shares."

- annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summary -- Fees and Expenses."

- automatic conversion to Class A shares eight years after purchase which reduces future annual expenses since Class A shares have lower annual expenses than Class B shares.

Class C Shares.   Class C shares have:

- a 1.00% contingent deferred sales charge (CDSC) if you redeem your shares within 12 months of purchase. See "Calculating Your Share Price -- Class C Shares."

- annual distribution and shareholder servicing (12b-1) fees of 1.00%. See "Fund Summary -- Fees and Expenses."

- Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12B-1 FEES

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                            12b-1 fees are equal to:
------------------------------------------------------------
Class A shares             0.25% of average daily net assets
Class B shares             1% of average daily net assets
Class C shares             1% of average daily net assets

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The fund's distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions, and "one-stop" mutual fund networks (institutions) for sales and/or administrative services performed on behalf of the institution's customers. These institutions receive shareholder servicing fees equal to 0.25% of the fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these institutions immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing and distribution fees to these institutions one year after you purchase shares, but only if you continue to hold the shares at that time. In both cases, the institutions continue to receive these fees for as long as you hold fund shares. The fund's distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Calculating Your Share Price -- Class B Shares."

--------------------------------------------------------------------------------
ADDITIONAL PAYMENTS TO INSTITUTIONS

The advisor and/or the distributor may pay additional compensation to institutions out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the institution's customers. The amounts of these payments may be significant, and may create an incentive for the institution or its employees or associated persons to recommend or sell shares of the fund to you. These payments are not reflected in the fees and expenses listed in the Fund


                              6
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

Summary section of the prospectus because they are not paid by the fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the fund by the institution's customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to institutions to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain institutions also receive payments in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your institution for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your institution provides, as well as about fees and/or commissions your institution charges. You can also find more details about payments made by the advisor and/or the distributor in the Statement of Additional Information.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of 3:00 p.m. Central time every day the New York Stock Exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee made up of independent members of the board of directors, except that certain valuations that will have an immaterial impact on NAV are made by the advisor and reported to the pricing committee on a quarterly basis, and the fund may rely on the recommendations of a fair value pricing service approved by the fund's board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;


- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high yield securities and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Class A Shares. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The fund's distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                    Maximum
                            Sales Charge        Reallowance
                       As a % of    As a % of     as a % of
                        Purchase   Net Amount      Purchase
                           Price     Invested         Price
-----------------------------------------------------------
Less than $50,000          5.50%        5.82%         5.00%
$ 50,000 - $ 99,999        4.50%        4.71%         4.00%
$100,000 - $249,999        3.50%        3.63%         3.25%
$250,000 - $499,999        2.50%        2.56%         2.25%
$500,000 - $999,999        2.00%        2.04%         1.75%
$1 million and over        0.00%        0.00%         0.00%
-----------------------------------------------------------

The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Reducing Your Sales Charge.   As shown in the preceding table, larger purchases
of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for


                              7
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your investment professional or financial institution, or Investors Services if you are purchasing shares by wire, and they will notify the fund.

You should provide your investment professional or financial institution with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your investment professional's firm or at your financial institution;

- all of your accounts at any other firm or financial institution;

- all accounts of any related party (such as a spouse or dependent child) held with any investment professional or financial institution.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your investment professional or financial institution may have this information.

Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the fund and provide it with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American fund also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI).

Purchasing Class A Shares Without a Sales Charge.   The following persons may
purchase the fund's Class A shares at net asset value without a sales charge:

- the advisor;

- the subadvisor to any other First American fund;

- any affiliates of the advisor or any such subadvisor, or any of their or the fund's officers, directors, employees, retirees, sales representatives and partners;

- registered representatives of any broker-dealer authorized to sell fund shares;

- full-time employees of the fund's counsel;

- members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

- fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers;

- purchasers through "one-stop" mutual fund networks through which the fund is made available;

- purchasers participating in asset allocation "wrap" accounts offered by the advisor or any of its affiliates,

- retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks, or for which an affiliate of the advisor acts as trustee or administrator;

- bank trust departments;

- individuals rolling over assets into an IRA from a retirement plan that offered First American funds; and

- 401(k), 403(b) and 457 plans, and profit sharing and pension plans which invest $1 million or more. Your investment professional or financial institution must notify the fund if your retirement/deferred compensation plan is eligible for the sales load waiver.

Additional Information. A link to information regarding the fund's sales charge breakpoints is available on the fund's web site at http://www.firstamericanfunds.com.


                              8
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

---------------------------------------------------------------

 FOR INVESTMENTS OF OVER $1 MILLION

 There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The fund's distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of sale. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

 - redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

 - redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

 - redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

 - redemptions required as a result of over contribution to an IRA plan.

Class B Shares.   Your purchase price for Class B shares is their net asset
value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the fund's distributor pays a sales commission of 4.00% of the amount invested to investment professionals and financial institutions that sell Class B shares. The fund's distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Year since purchase                      CDSC as a % of the
of original fund shares                 value of your shares
------------------------------------------------------------
First                                            5%
Second                                           5%
Third                                            4%
Fourth                                           3%
Fifth                                            2%
Sixth                                            1%
Seventh                                          0%
Eighth                                           0%

The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

- redemptions required as a result of over contribution to an IRA plan.

Class C Shares.   Your purchase price for Class C shares is their net asset
value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the fund's distributor pays a sales commission of 1% of the amount invested to investment professionals or participating institutions that sell Class C shares. The distributor receives any CDSC imposed when you sell your Class C shares.


                              9
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

--------------------------------------------------------------------------------
EXCESSIVE TRADING OF FUND SHARES

The fund discourages short-term trading or frequent purchases and redemptions of its shares. The fund's Board of Directors has adopted policies and procedures designed to detect and deter trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund does not accommodate trading in its shares in violation of these policies. As discussed below, however, there is no guarantee that the fund will be able to detect such trading in all accounts. See "Omnibus Accounts."

Risks Associated With Excessive Trading.   Short-term or excessive trading in
the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. The fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Frequent purchases and redemptions or exchanges of the fund's shares also may force the fund to sell portfolio securities at inopportune times to raise cash to accommodate this trading activity. Excessive trading also may increase fund expenses. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the fund may bear increased administrative costs due to asset level and investment volatility that accompanies excessive short-term trading activity. All of these factors may adversely affect fund performance.

In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Excessive Trading Policies.   The fund's advisor maintains surveillance
procedures designed to detect excessive trading in the fund's shares. On a daily basis, the advisor identifies all transactions in fund shares that exceed a specified monetary threshold and scrutinizes the accounts in which such transactions occurred for trading activity that may be detrimental to the funds and their shareholders. In addition, on a monthly basis, the advisor attempts to identify individual accounts (or underlying participants in retirement plan accounts) that have had more than four "round trips" in any one fund (other than a money market fund) during the most recent twelve months. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite-direction redemption out of or purchase into the same fund. If the advisor determines, in its sole discretion, that any of the trading identified in either its daily or monthly screening procedures may be detrimental to the interests of a fund and its shareholders, then the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder will be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds will limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund).

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The fund seeks to apply its surveillance procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the fund if omnibus account transactions exceed the initial monetary threshold applied by the fund in its daily surveillance procedures, and in connection with its monthly surveillance procedures. If excessive trading is detected at the individual account or participant level, the fund will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the fund will take such steps as are required to assure that the excessive trading is curtailed, including terminating the relationship with the intermediary if necessary. While the fund will request that financial intermediaries apply the fund's excessive trading policies to its customers who invest indirectly in the fund, the fund is limited in its ability to


                              10
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

monitor the trading activity or enforce the fund's excessive trading policy with respect to customers of financial intermediaries. For example, the fund might not be able to detect any market timing facilitated by a financial intermediary, if this were to occur.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. box will not be accepted. We may also ask for other identifying documents or information.

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/ UTMA account). The fund has the right to waive these minimum investment requirements for employees of the fund's advisor and its affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is received in proper form by the fund or one of its "authorized financial intermediaries," plus any applicable sales charge. An "authorized financial intermediary" is an investment professional or financial institution that the fund has authorized to accept orders on its behalf. To make sure that your order is in proper form, you must follow the directions for purchasing shares given below and supply the fund with any identifying information required under Federal law, as discussed above.

By Phone.   You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund's distributor. Orders placed through an authorized financial intermediary will be priced at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to transmit your request by an earlier time in order for your purchase request to be priced at that day's NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Some investment professionals or financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

You may also purchase shares by notifying Investor Services and making a wire transfer from your bank. Your bank must be a member of the Automated Clearing House (ACH) network. Before making an initial investment by wire, you must submit a new account form to the funds. Be sure to include all of your banking information on the form. After receiving your form, a service representative will contact you with your account number and wiring instructions. Purchases may then be made by wire transfer by notifying Investor Services at 800 677-FUND. All information will be taken over the telephone, and your order will be priced at the next NAV calculated after the fund's custodian receives your payment by wire. After you have notified Investor Services that you will be purchasing shares by wire, contact your bank to wire federal funds using the following instructions:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to: First American Small-Mid Cap Core Fund
           (investor name and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.   If you choose to purchase your shares by mail, your shares will be priced at the next NAV calculated after your written request is received in proper form by the fund.

To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

- cash, including cashier's checks or money orders, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards may not be accepted.


                              11
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
BUYING SHARES continued

- if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred as a result of your check failing to clear.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.


                              12
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or an authorized financial intermediary, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing securities in the fund's portfolio, rather than paying you in cash. See "Policies & Services -- Selling Shares, Redemption In Kind."

By Phone.   If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. If your investment professional or financial institution is an authorized financial intermediary, your shares will be sold at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to call by an earlier time in order for your shares to be priced at that day's NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Some investment professionals or financial institutions may charge a fee for helping you sell shares. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The First American funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   If you choose to redeem your shares in writing, your shares will be sold at the next NAV calculated after your written request is received in proper form by the fund.

To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

- name of the fund.

- account number.

- dollar amount or number of shares redeemed.

- name on the account.

- signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

- you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

- you would like the check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is for $50,000 or more.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.


                              13
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
SELLING SHARES continued

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.
---------------------------------------------------------------

 ACCOUNTS WITH LOW BALANCES

 If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

 - deduct a $50 annual account maintenance fee, or

 - close your account and send you the proceeds, less any applicable contingent deferred sales charge.

 Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit purchases effected by an exchange that are deemed to constitute excessive trading. See "Buying
Shares -- Excessive Trading of Fund Shares."


By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

By Mail.   To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.
---------------------------------------------------------------

 TELEPHONE TRANSACTIONS

 You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

 The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

 It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


                              14
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports.   Shareholder reports are mailed twice a year, in November
and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in your account
are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements for shares held in a brokerage account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income for the fund, if any, are declared and paid annually. Any capital gains for the fund are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV. In addition, even if you have requested that your distributions be paid in cash, all distributions under $10 will be reinvested in shares of the same fund.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   The fund pays its shareholders dividends from its net
investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of the fund are taxable either as ordinary income or as "qualified dividends," which are taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). The fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of its investment objectives and strategies, distributions for the fund are expected to consist primarily of capital gains.

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund's
shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                              15
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the fund's investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2005, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $53 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund's business and investment activities, subject to the authority of the fund's board of directors.

The fund paid the investment advisor a monthly fee for providing investment advisory services equal to 0.65% of average daily net assets, after taking into account fee waivers, for the fund's most recently completed fiscal year.

Direct Correspondence To:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund's investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or
compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S.
Bancorp Fund Services, LLC (Administrator and Sub-Administrator, respectively), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Administrator receives total fees, on an annual basis, of up to 0.15% of the aggregate average daily net assets of First American Investment Funds, Inc. and First American Strategy Funds, Inc., and up to 0.10% of the aggregate average daily net assets of First American Funds, Inc. The Administrator pays the Sub-Administrator a portion of such fees as the Administrator and Sub-Administrator agree from time to time. In addition, the Administrator is reimbursed for its out-of-pocket expenses incurred while providing administration services to the funds.

Transfer Agency Services.   U.S. Bancorp Fund Services, LLC provides and
compensates others to provide transfer agency and dividend disbursing services, as well as certain shareholder services, to the open-end mutual funds in the First American family of funds. U.S. Bancorp Fund Services, LLC receives fees for transfer agency and dividend disbursing services based upon the number of funds and shareholder accounts maintained and it receives 0.10% of the relevant fund's average daily net assets for certain shareholder services and for maintaining omnibus accounts with qualified financial institutions.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp
Asset Management, serves as distributor of the fund and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Securities Lending Services.   In connection with lending its portfolio
securities, the fund pays administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35% of the fund's income from these securities lending transactions.

Shareholder Servicing Fees.   To the extent that fund shares are held through
U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the fund's distributor.


                              16
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
MANAGEMENT continued

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the Fund's management are:

Tony Burger, CFA, Director, Quantitative Equity Research. Mr. Burger has served as the primary portfolio manager for the fund since May 2005. Prior to joining U.S. Bancorp Asset Management in 2003, Mr. Burger was an equity analyst at American Express Financial Advisors in Minneapolis. He has 12 years of financial industry experience.


David Chalupnik, CFA, Senior Managing Director, Head of Equities. Mr. Chalupnik has co-managed the fund since May, 2005. Prior to joining U.S. Bancorp Asset Management in 2002, Mr. Chalupnik was the Chief Investment Officer at Duff & Phelps Investment Management company in Chicago, Illinois. Prior to that, Mr. Chalupnik served as the Head of Equities at Allstate Insurance Company in Northbrook, Illinois. He has more than 20 years of financial industry experience.



                              17
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUND

--------------------------------------------------------------------------------
OBJECTIVE



The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objective.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES


The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objective.


Portfolio Turnover.   Although the fund does not engage in frequent trading of
its portfolio securities as a principal investment strategy, fund managers may from time to time trade securities frequently, resulting in an annual portfolio turnover rate of over 100%. Starting on October 3, 2005, the fund will temporarily experience unusually high turnover as it changes its strategy from investing primarily in technology stocks to investing primarily in small- and mid-cap stocks. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS


The principal risks of investing in the fund are summarized in the "Fund Summary" section. More information about the fund's principal risks is presented below.


Market Risk.   All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk.   Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


Risks of Small-Cap Stocks.   Stocks of small-cap companies involve substantial
risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. These risks may be heightened for stocks at the bottom end of the Russell 2500 Index capitalization range, sometimes referred to as "micro-cap" stocks.


Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly
less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   Most IPOs involve a high degree of
risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Foreign Security Risk.   The fund may invest up to 25% of its total assets in
securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United



                              18
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
MORE ABOUT THE FUND continued


States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The fund may invest in securities of foreign issuers that are represented by American Depository Receipts which may or may not be sponsored by a domestic bank. There may be less publicly available information about securities that underlie American Depository Receipts that are not sponsored by a domestic bank because the depository of an unsponsored facility is under no obligation to pass communications received from the issuer of the deposited securities to facility holders.


Risks of Securities Lending.   When the fund loans its portfolio securities, it
will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the fund enters into loan arrangements only with institutions which the fund's advisor has determined are creditworthy under guidelines established by the fund's board of directors.

Risks of Derivative Instruments.   The use of derivative instruments, such as
options, futures contracts, and options on futures contracts, exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                              19
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class A, Class B and Class C shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.


Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in common stocks of companies which the fund's advisor believes either have or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the financial information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that is materially different from the investment portfolio of the Small-Mid Cap Core Fund.


The information for the fund has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

SMALL-MID CAP CORE FUND

                                                Six months ended
                                                 March 31, 2005            Fiscal year ended September 30,
CLASS A SHARES                                  (Unaudited)(1,2)   2004(2)   2003(2)   2002(2)   2001(2)     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  7.40        $  7.05   $  4.29   $  6.36   $ 47.68   $  34.22
                                                    -------        -------   -------   -------   -------   --------
Investment Operations:
  Net Investment Income (Loss)                        (0.03)         (0.07)    (0.03)    (0.07)    (0.15)     (0.35)
  Realized and Unrealized Gains (Losses) on
    Investments                                        0.38           0.42      2.79     (2.00)   (33.55)     24.87
                                                    -------        -------   -------   -------   -------   --------
  Total From Investment Operations                     0.35           0.35      2.76     (2.07)   (33.70)     24.52
                                                    -------        -------   -------   -------   -------   --------
Less Distributions:                                      --
  Distributions (from net realized gains)                               --        --        --     (7.62)    (11.06)
                                                    -------        -------   -------   -------   -------   --------
  Total Distributions                                    --             --        --        --     (7.62)    (11.06)
                                                    -------        -------   -------   -------   -------   --------
Net Asset Value, End of Period                      $  7.75        $  7.40   $  7.05   $  4.29   $  6.36   $  47.68
                                                    -------        -------   -------   -------   -------   --------
Total Return(3)                                        4.73%          4.96%    64.34%   (32.55)%  (83.30)%    80.11%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $25,376        $27,356   $27,936   $18,267   $29,084   $155,533
Ratio of Expenses to Average Net Assets                1.23%          1.23%     1.23%     1.23%     1.15%      1.15%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  (0.69)%        (0.86)%   (0.52)%   (0.89)%   (0.88)%    (0.93)%
Ratio of Expenses to Average Net Assets
  (excluding waivers)                                  1.31%          1.28%     1.29%     1.70%     1.22%      1.15%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (excluding waivers)              (0.77)%        (0.91)%   (0.58)%   (1.36)%   (0.95)%    (0.93)%
Portfolio Turnover Rate                                  91%            51%      110%      288%      269%       195%
-------------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              20
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

Additional Information
FINANCIAL HIGHLIGHTS continued

                                                 Six months ended
                                                  March 31, 2005            Fiscal year ended September 30,
CLASS B SHARES                                   (Unaudited)(1,2)   2004(2)   2003(2)   2002(2)   2001(2)    2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $  6.55        $  6.29   $  3.86   $  5.77   $ 44.40   $ 32.59
                                                     -------        -------   -------   -------   -------   -------
Investment Operations:
  Net Investment Loss                                  (0.05)         (0.11)    (0.07)    (0.11)    (0.26)    (0.35)
  Realized and Unrealized Gains (Losses) on
    Investments                                         0.34           0.37      2.50     (1.80)   (30.75)    23.22
                                                     -------        -------   -------   -------   -------   -------
  Total From Investment Operations                      0.29           0.26      2.43     (1.91)   (31.01)    22.87
                                                     -------        -------   -------   -------   -------   -------
Less Distributions:
  Distributions (from net realized gains)                 --             --        --        --     (7.62)   (11.06)
                                                     -------        -------   -------   -------   -------   -------
  Total Distributions                                     --             --        --        --     (7.62)   (11.06)
                                                     -------        -------   -------   -------   -------   -------
Net Asset Value, End of Period                       $  6.84        $  6.55   $  6.29   $  3.86   $  5.77   $ 44.40
                                                     -------        -------   -------   -------   -------   -------
Total Return(3)                                         4.43%          4.13%    62.95%   (33.10)%  (83.42)%   78.77%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $11,849        $13,445   $16,016   $11,190   $15,974   $97,003
Ratio of Expenses to Average Net Assets                 1.98%          1.98%     1.98%     1.98%     1.90%     1.90%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                   (1.45)%        (1.60)%   (1.26)%   (1.64)%   (1.63)%   (1.68)%
Ratio of Expenses to Average Net Assets
  (excluding waivers)                                   2.06%          2.03%     2.04%     2.45%     1.97%     1.90%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (excluding waivers)               (1.53)%        (1.65)%   (1.32)%   (2.11)%   (1.70)%   (1.68)%
Portfolio Turnover Rate                                   91%            51%      110%      288%      269%      195%
-------------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                     Six months ended
                                                      March 31, 2005            Fiscal year ended September 30,
CLASS C SHARES                                       (Unaudited)(1,2)   2004(2)   2003(2)   2002(2)   2001(2)   2000(3)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $   7.14       $ 6.86    $ 4.20    $ 6.28    $ 47.49   $ 50.30
                                                         --------       ------    ------    ------    -------   -------
Investment Operations:
  Net Investment Loss                                       (0.06)       (0.12)    (0.07)    (0.12)     (0.26)    (0.35)
  Realized and Unrealized Gains (Losses) on
    Investments                                              0.37         0.40      2.73     (1.96)    (33.33)    (2.46)
                                                         --------       ------    ------    ------    -------   -------
  Total From Investment Operations                           0.31         0.28      2.66     (2.08)    (33.59)    (2.81)
                                                         --------       ------    ------    ------    -------   -------
Less Distributions:
  Distributions (from net realized gains)                      --           --        --        --      (7.62)       --
                                                         --------       ------    ------    ------    -------   -------
  Total Distributions                                          --           --        --        --      (7.62)       --
                                                         --------       ------    ------    ------    -------   -------
Net Asset Value, End of Period                           $   7.45       $ 7.14    $ 6.86    $ 4.20    $  6.28   $ 47.49
                                                         --------       ------    ------    ------    -------   -------
Total Return(4)                                              4.34%        4.08%    63.33%   (33.12)%   (83.43)%   (5.59)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $  4,992       $6,000    $7,056    $5,064    $ 9,010   $33,605
Ratio of Expenses to Average Net Assets                      1.98%        1.98%     1.98%     1.98%      1.90%     1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                (1.45)%      (1.60)%   (1.25)%   (1.64)%    (1.63)%   (1.67)%
Ratio of Expenses to Average Net Assets (excluding
  waivers)                                                   2.06%        2.03%     2.04%     2.45%      1.98%     1.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (excluding waivers)                            (1.53)%      (1.65)%   (1.31)%   (2.11)%    (1.71)%   (1.65)%
Portfolio Turnover Rate                                        91%          51%      110%      288%       269%      195%
-----------------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.
(3)Class C shares have been offered since February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              21
                           PROSPECTUS - First American Stock Funds
                                         Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.
Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.


FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.


PROSMIDR 10/05



SEC file number: 811-05309



                                   (FIRST AMERICAN FUNDS LOGO)

                                               October 3, 2005

                                               Prospectus
                                               First American Investment Funds,
                                               Inc.

                                               ASSET CLASS - STOCK FUNDS

                                       STOCK FUNDS

                                    CLASS Y SHARES

                                               SMALL-MID CAP CORE FUND

                                               As with all mutual funds, the
                                               Securities and Exchange
                                               Commission has not approved or
                                               disapproved the shares of these
                                               funds, or determined if the
                                               information in this prospectus is
                                               accurate or complete. Any
                                               statement to the contrary is a
                                               criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARY
    Small-Mid Cap Core Fund                                            2
POLICIES & SERVICES
    Buying and Selling Shares                                          6
    Managing Your Investment                                           9
ADDITIONAL INFORMATION
    Management                                                        10
    More About The Fund                                               12
    Financial Highlights                                              14
FOR MORE INFORMATION                                          Back Cover

Fund Summary
Introduction

          This section of the prospectus describes the objective of the First American Small-Mid Cap Core Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S. BANK
          NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.

          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.


                              1
                                  PROSPECTUS - First American Stock Funds
                                                Class Y Shares

Fund Summary
Small-Mid Cap Core FUND

--------------------------------------------------------------------------------
OBJECTIVE

Small-Mid Cap Core Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Small-Mid Cap Core Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. This index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell 2500 Index ranged from approximately $71 million to $5.3 billion as of June 30, 2005.



In selecting stocks, the fund's advisor invests in companies that it believes meet at least two of the following criteria:



- attractively valued relative to other companies in the same industry or market;



- good or improving fundamentals,



- an identifiable catalyst that could increase the value of the company's stock over the next one to two years.



The fund's advisor generally will sell a stock if:



- the stock has hit its price target and the company is no longer attractively valued relative to other companies in the same industry or market,



- the company's fundamentals have significantly deteriorated,



- a catalyst that could decrease the value of the stock has been identified, or a previously existing positive catalyst has disappeared, or



- a better alternative exists in the marketplace.



In addition, the fund may utilize derivatives including options, futures contracts, and options on futures contracts for hedging purposes.



When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.



Up to 25% of the fund's total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts which may or may not be sponsored by a domestic bank. These securities may be of the same type as the fund's permissible investments in United States domestic securities.



The fund may generate income by lending securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. Although the fund does not have an objective of generating current income, the advisor believes that securities lending presents an opportunity to increase the fund's total return without limiting the fund's ability to achieve its objective.


--------------------------------------------------------------------------------
PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:

Risks of Common Stocks.   Stocks may decline significantly in price over short
or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, small- and/or mid-cap stocks may underperform the market as a whole.


Risks of Small- and Mid-Cap Stocks.   Stocks of small capitalization companies
involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future. While stocks of midcap companies may be slightly less volatile, they still involve substantial risk. Stocks at the bottom end of the Russell 2500 Index capitalization range sometimes are referred to as "micro-cap" stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research.


Risks of Initial Public Offering (IPOs).   Companies involved in IPOs generally
have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk.   Securities of foreign issuers, even when
dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


                              2
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Fund Summary
Small-Mid Cap Core FUND continued

Risks of Securities Lending.   To generate additional income, the fund may lend
securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments.   The fund will suffer a loss in connection
with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instruments.

Risks of Active Management.   The fund is actively managed and its performance
therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

--------------------------------------------------------------------------------
FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's shares has varied from year to year. The table compares the fund's performance over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in common stocks of companies which the fund's advisor believes either have or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the performance information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that is materially different from the investment portfolio of the Small-Mid Cap Core Fund.



                              3
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Fund Summary
Small-Mid Cap Core FUND continued

--------------------------------------------------------------------------------

FUND PERFORMANCE (CONTINUED)


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR*(1)
(BAR CHART)

1995                                                                             41.02%
1996                                                                             22.43%
1997                                                                              7.31%
1998                                                                             32.70%
1999                                                                            192.59%
2000                                                                            -45.62%
2001                                                                            -55.63%
2002                                                                            -41.98%
2003                                                                             56.04%
2004                                                                              4.23%

Best Quarter:
Quarter ended                                        December 31, 1999            80.67%
Worst Quarter:
Quarter ended                                        March 31, 2001               (48.80)%

AVERAGE ANNUAL TOTAL RETURNS                         Inception                                     Five                 Ten
AS OF 12/31/04(1)                                         Date            One Year                Years               Years
---------------------------------------------------------------------------------------------------------------------------
Small-Mid Cap Core Fund
---------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                         4/4/94               4.23%              (25.62)%              5.06%
---------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                              4.23%              (26.37)%              2.59%
---------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and
  sale of fund shares)                                                       2.75%              (18.87)%              4.26%
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index(2)
  (reflects no deduction for fees, expenses, or
  taxes)                                                                     7.36%               14.52%              12.90%
---------------------------------------------------------------------------------------------------------------------------
Russell 2500 Index(3)
  (reflects no deduction for fees, expenses, or
  taxes)                                                                    16.73%                6.38%              12.10%
---------------------------------------------------------------------------------------------------------------------------


(*)Total return for the period 1/1/05 through 9/30/05 was -2.81%.


(1)Small-Mid Cap Core Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

(2)An equally weighted index of the 100 largest technology companies, as measured by market capitalization.

(3)Previously, the fund used the Merrill Lynch 100 Technology index as a benchmark. Going forward, the fund's performance will be compared to the Russell 2500 Index because of the change in principal investment strategies. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.


                              4
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Fund Summary
Small-Mid Cap Core FUND continued

--------------------------------------------------------------------------------
FEES AND EXPENSES

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund's operating expenses. These expenses are deducted from fund assets.

-----------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS Y
-----------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                 None
  (as a percentage of offering price)
  MAXIMUM DEFERRED SALES CHARGE (LOAD)                             None
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(as a percentage of average net assets)
------------------------------------------------------------------------
  Management Fees                                                  0.70%
  Distribution and Service (12b-1) Fees                            None
  Other Expenses                                                   0.33%
  Total Annual Fund Operating Expenses(1)                          1.03%
-------------------------------------------------------------------------

()(1)Total Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year.

--------------------------------------------------------------------------------

   EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------
   1 year                                                     $                     105
   3 years                                                    $                     328
   5 years                                                    $                     569
  10 years                                                    $                   1,259


                              5
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Policies & Services
BUYING AND SELLING SHARES

The fund issues its shares in multiple classes. This prospectus offers Class Y shares.

Class Y Shares.   Class Y shares:

- are sold through banks and other financial institutions that have entered into sales agreements with the fund distributor.

- are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.

- are held in an omnibus account with the transfer agent.

- do not have a front-end sales charge, deferred sales charge, or a distribution fee. However, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase.

--------------------------------------------------------------------------------
ADDITIONAL PAYMENTS TO INSTITUTIONS

The advisor and/or the distributor may pay additional compensation to institutions out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the institution's customers. The amounts of these payments may be significant, and may create an incentive for the institution or its employees or associated persons to recommend or sell shares of the fund to you. These payments are not reflected in the fees and expenses listed in the Fund Summary section of the prospectus because they are not paid by the fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the fund by the institution's customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to institutions to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain institutions also receive payments in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other First American funds through their retirement plan.

You can ask your institution for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your institution provides, as well as about fees and/or commissions your institution charges. You can also find more details about payments made by the advisor and/or the distributor in the Statement of Additional Information.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be equal to the fund's net asset value (NAV) per share, which is generally calculated as of 3:00 p.m. Central time every day the New York Stock Exchange is open.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the fund's investments are furnished by one or more independent pricing services that have been approved by the fund's board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the fund's board of directors. Under these procedures, fair values are generally determined by a pricing committee made up of independent members of the board of directors, except that certain valuations that will have an immaterial impact on NAV are made by the advisor and reported to the pricing committee on a quarterly basis, and the fund may rely on the recommendations of a fair value pricing service approved by the fund's board of directors in valuing foreign securities. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;


- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high yield securities and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


                              6
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Policies & Services
BUYING AND SELLING SHARES continued

--------------------------------------------------------------------------------
EXCESSIVE TRADING OF FUND SHARES

The fund discourages short-term trading or frequent purchases and redemptions of its shares. The fund's Board of Directors has adopted policies and procedures designed to detect and deter trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund does not accommodate trading in the fund's shares in violation of these policies. As discussed below, however, there is no guarantee that the fund will be able to detect such trading in all accounts. See "Omnibus Accounts."

Risks Associated with Excessive Trading.   Short-term or excessive trading in
the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. The fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Frequent purchases and redemptions or exchanges of the fund's shares also may force the fund to sell portfolio securities at inopportune times to raise cash to accommodate this trading activity. Excessive trading also may increase fund expenses. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the fund may bear increased administrative costs due to asset level and investment volatility that accompanies excessive short-term trading activity. All of these factors may adversely affect fund performance.

In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Excessive Trading Policies.   The fund's advisor maintains surveillance
procedures designed to detect excessive trading in the fund's shares. On a daily basis, the advisor identifies all transactions in fund shares that exceed a specified monetary threshold and scrutinizes the accounts in which such transactions occurred for trading activity that may be detrimental to the funds and their shareholders. In addition, on a monthly basis, the advisor attempts to identify individual accounts (or underlying participants in retirement plan accounts) that have had more than four "round trips" in any one fund (other than a money market fund) during the most recent twelve months. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite-direction redemption out of or purchase into the same fund. If the advisor determines, in its sole discretion, that any of the trading identified in either its daily or monthly screening procedures may be detrimental to the interests of a fund and its shareholders, then the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder will be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds will limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund).

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The fund seeks to apply its surveillance procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the fund if omnibus account transactions exceed the initial monetary threshold applied by the fund in its daily surveillance procedures, and in connection with its monthly surveillance procedures. If excessive trading is detected at the individual account or participant level, the fund will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the fund will take such steps as are required to assure that the excessive trading is curtailed, including terminating the relationship with the intermediary if necessary.

While the fund will request that financial intermediaries apply the fund's excessive trading policies to its customers who invest indirectly in the fund, the fund is limited in its ability to monitor the trading activity or enforce the fund's excessive trading policy with respect to customers of financial intermediaries. For example, the fund might not be able to detect any market timing facilitated by a financial intermediary, if this were to occur.


                              7
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Policies & Services
BUYING AND SELLING SHARES continued

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. box will not be accepted. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Before making an initial investment by wire, you must submit a new account form to the fund. Be sure to include all of your banking information on the form. After receiving your form, a service representative will contact you with your account number and wiring instructions.
Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to: First American Small-Mid Cap Core Fund
           (investor account name and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. The fund has authorized certain financial institutions ("authorized financial intermediaries") to accept orders on its behalf. If your financial institution is an authorized financial intermediary, you will receive that day's price if your order is received by your financial institution by 3:00 p.m. Central time. If your financial institution is not an authorized financial intermediary, it must transmit your order to the fund and the fund must receive your order by 3:00 p.m. Central time in order to receive that day's price. Contact your financial institution to determine the time by which it must receive your order to be assured same day processing. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing securities in the fund's portfolio, rather than paying you in cash. See "Buying and Selling
Shares -- Redemption In Kind."

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, your exchange order must be received by the fund or an authorized financial intermediary by 3:00 p.m. Central time.

If your financial institution is not an authorized financial intermediary, you will have to call by an earlier time in order for your shares to be exchanged at that day's NAV.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit purchases effected by an exchange that are deemed to constitute excessive trading. See "Buying and Selling Shares -- Excessive Trading of Fund Shares."


--------------------------------------------------------------------------------
REDEMPTION IN KIND

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


                              8
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

Shareholder Reports.   Shareholder reports are mailed twice a year, in November
and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in your account
are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income for the fund, if any, are declared and paid annually. Any capital gains for the fund are distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV. In addition, even if you have requested that your distributions be paid in cash, all distributions under $10 will be reinvested in shares of the same fund.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   The fund pays its shareholders dividends from its net
investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account). Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends paid from the net investment income of the fund are taxable either as ordinary income or as "qualified dividends," which are taxable at the same rates as long-term capital gains (currently, subject to a maximum rate of 15%). The fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of its investment objectives and strategies, distributions for the fund are expected to consist primarily of capital gains.

Taxes on Transactions.   The sale of fund shares, or the exchange of one fund's
shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                              9
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Additional Information
MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the fund's investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2005, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $53 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund's business and investment activities, subject to the authority of the fund's board of directors.

The fund paid the investment advisor a monthly fee for providing investment advisory services equal to 0.65% of average daily net assets, after taking into account fee waivers, for the fund's most recently completed fiscal year.

Direct Correspondence To:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American fund. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund's investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or
compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund. Administration Services. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Administrator and Sub-Administrator, respectively), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Administrator receives total fees, on an annual basis, of up to 0.15% of the aggregate average daily net assets of First American Investment Funds, Inc. and First American Strategy Funds, Inc., and up to 0.10% of the aggregate average daily net assets of First American Funds, Inc. The Administrator pays the Sub-Administrator a portion of such fees as the Administrator and Sub-Administrator agree from time to time. In addition, the Administrator is reimbursed for its out-of-pocket expenses incurred while providing administration services to the funds.

Transfer Agency Services.   U.S. Bancorp Fund Services, LLC provides and
compensates others to provide transfer agency and dividend disbursing services, as well as certain shareholder services, to the open-end mutual funds in the First American family of funds. U.S. Bancorp Fund Services, LLC receives fees for transfer agency and dividend disbursing services based upon the number of funds and shareholder accounts maintained and it receives 0.10% of the relevant fund's average daily net assets for certain shareholder services and for maintaining omnibus accounts with qualified financial institutions.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp
Asset Management, serves as distributor of the fund and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Securities Lending Services.   In connection with lending its portfolio
securities, the fund pays administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35% of the fund's income from these securities lending transactions.

Shareholder Servicing Fees.   To the extent that fund shares are held through
U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the fund's distributor.


                              10
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Additional Information

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the fund's management are:

Tony Burger, CFA, Director, Quantitative Equity Research. Mr. Burger has served as the primary portfolio manager for the fund since May 2005. Prior to joining U.S. Bancorp Asset Management in 2003, Mr. Burger was an equity analyst at American Express Financial Advisors in Minneapolis. He has 12 years of financial industry experience.


David Chalupnik, CFA, Senior Managing Director, Head of Equities. Mr. Chalupnik has co-managed the fund since May, 2005. Prior to joining U.S. Bancorp Asset Management in 2002, Mr. Chalupnik was the Chief Investment Officer at Duff & Phelps Investment Management Company in Chicago, Illinois. Prior to that, Mr. Chalupnik served as the Head of Equities at Allstate Insurance Company in Northbrook, Illinois. He has more than 20 years of financial industry experience.



                              11
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Additional Information
MORE ABOUT THE FUND

--------------------------------------------------------------------------------
OBJECTIVE



The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objective.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES


The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.


Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objective.


Portfolio Turnover.   Although the fund does not engage in frequent trading of
its portfolio securities as a principal investment strategy, fund managers may from time to time trade securities frequently, resulting in an annual portfolio turnover rate of over 100%. Starting on October 3, 2005, the fund will temporarily experience unusually high turnover as it changes its strategy from investing primarily in technology stocks to investing primarily in small- and mid-cap stocks. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
RISKS


The principal risks of investing in the fund are summarized in the "Fund Summary" section. More information about the fund's principal risks is presented below.


Market Risk.   All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk.   Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.


Risks of Small-Cap Stocks.   Stocks of small-cap companies involve substantial
risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. These risks may be heightened for stocks at the bottom end of the Russell 2500 Index capitalization range, sometimes referred to as "micro-cap" stocks.


Risks of Mid-Cap Stocks.   While stocks of mid-cap companies may be slightly
less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs).   Most IPOs involve a high degree of
risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


Foreign Security Risk.   The fund may invest up to 25% of its total assets in
securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United



                              12
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Additional Information
MORE ABOUT THE FUND continued


States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political, or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy. The fund may invest in securities of foreign issuers that are represented by American Depository Receipts which may or may not be sponsored by a domestic bank. There may be less publicly available information about securities that underlie American Depository Receipts that are not sponsored by a domestic bank because the depository of an unsponsored facility is under no obligation to pass communications received from the issuer of the deposited securities to facility holders.


Risks of Securities Lending.   When the fund loans its portfolio securities, it
will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the fund enters into loan arrangements only with institutions which the fund's advisor has determined are creditworthy under guidelines established by the fund's board of directors.

Risks of Derivative Instruments.   The use of derivative instruments, such as
options, futures contracts, and options on futures contracts, exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


                              13
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

Additional Information
FINANCIAL HIGHLIGHTS

The table that follows present performance information about the Class Y shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the table represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.


Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in common stocks of companies which the fund's advisor believes either have or will develop, products, processes or services the will provide or will benefit significantly from technological innovations, advances and improvements to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name was changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the financial information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that is materially different from the investment portfolio of the Small-Mid Cap Core Fund.


The information for the fund has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

SMALL-MID CAP CORE FUND

                                                Six months ended
                                                 March 31, 2005            Fiscal year ended September 30,
                                                (Unaudited)(1,2)   2004(2)   2003(2)   2002(2)   2001(2)     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  7.66        $  7.28   $  4.42   $  6.53   $ 48.60   $  34.64
                                                    -------        -------   -------   -------   -------   --------
Investment Operations:
Net Investment Loss                                   (0.02)         (0.05)    (0.01)    (0.05)    (0.11)     (0.34)
Realized and Unrealized Gains (Losses) on
  Investments                                          0.39           0.43      2.87     (2.06)   (34.34)     25.36
                                                    -------        -------   -------   -------   -------   --------
Total From Investment Operations                       0.37           0.38      2.86     (2.11)   (34.45)     25.02
                                                    -------        -------   -------   -------   -------   --------
Less Distributions:
Distributions (from net realized gains)                  --             --        --        --     (7.62)    (11.06)
                                                    -------        -------   -------   -------   -------   --------
Total Distributions                                      --             --        --        --     (7.62)    (11.06)
                                                    -------        -------   -------   -------   -------   --------
Net Asset Value, End of Period                      $  8.03        $  7.66   $  7.28   $  4.42   $  6.53   $  48.60
                                                    -------        -------   -------   -------   -------   --------
Total Return(3)                                        4.83%          5.22%    64.71%   (32.31)%  (83.26)%    80.71%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $39,693        $43,758   $59,817   $44,134   $59,653   $436,938
Ratio of Expenses to Average Net Assets                0.98%          0.98%     0.98%     0.98%     0.90%      0.90%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  (0.44)%        (0.60)%   (0.24)%   (0.64)%   (0.62)%    (0.67)%
Ratio of Expenses to Average Net Assets
  (excluding waivers)                                  1.06%          1.03%     1.04%     1.45%     0.96%      0.90%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (excluding waivers)              (0.52)%        (0.65)%   (0.30)%   (1.11)%   (0.67)%    (0.67)%
Portfolio Turnover Rate                                  91%            51%      110%      288%      269%       195%
-------------------------------------------------------------------------------------------------------------------

(1)For the six months ended March 31, 2005 (unaudited). All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.

(3)Total return would have been lower had certain expenses not been waived.


                              14
                           PROSPECTUS - First American Stock Funds
                                         Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the fund is available in the fund's Statement of Additional Information and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

You can obtain a free copy of the fund's SAI and/or free copies of the fund's most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.
Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.


FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.



PROSMIDY 10/05



SEC file number: 811-05309



                                   (FIRST AMERICAN FUNDS LOGO)

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                              DATED OCTOBER 3, 2005


                                  BALANCED FUND
                               EQUITY INCOME FUND
                       LARGE CAP GROWTH OPPORTUNITIES FUND
                              LARGE CAP VALUE FUND
                              LARGE CAP SELECT FUND
                                EQUITY INDEX FUND
                               MID CAP INDEX FUND
                              SMALL CAP INDEX FUND
                       SMALL CAP GROWTH OPPORTUNITIES FUND
                        MID CAP GROWTH OPPORTUNITIES FUND
                               MID CAP VALUE FUND
                              SMALL CAP SELECT FUND
                              SMALL CAP VALUE FUND
                               INTERNATIONAL FUND
                           REAL ESTATE SECURITIES FUND
                             SMALL-MID CAP CORE FUND
                             TOTAL RETURN BOND FUND
                                 CORE BOND FUND
                           INTERMEDIATE TERM BOND FUND
                              SHORT TERM BOND FUND
                              HIGH INCOME BOND FUND
                          U.S. GOVERNMENT MORTGAGE FUND
                        INTERMEDIATE GOVERNMENT BOND FUND
                       INFLATION PROTECTED SECURITIES FUND
                              ARIZONA TAX FREE FUND
                      CALIFORNIA INTERMEDIATE TAX FREE FUND
                            CALIFORNIA TAX FREE FUND
                       COLORADO INTERMEDIATE TAX FREE FUND
                             COLORADO TAX FREE FUND
                           INTERMEDIATE TAX FREE FUND
                      MINNESOTA INTERMEDIATE TAX FREE FUND
                             MINNESOTA TAX FREE FUND
                             MISSOURI TAX FREE FUND
                             NEBRASKA TAX FREE FUND
                        OREGON INTERMEDIATE TAX FREE FUND
                                  TAX FREE FUND
                               OHIO TAX FREE FUND
                               SHORT TAX FREE FUND


     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus dated May 13, 2005 for the Total Return Bond Fund, the current Prospectus dated October 3, 2005 for the Small-Mid Cap Core Fund and the current Prospectuses dated January 31, 2005 for the other Funds. The financial statements included as part of the Funds' Annual and Semiannual Reports to shareholders for the fiscal year ended September 30, 2004 and the six months ended March 31, 2005, respectively, are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
GENERAL INFORMATION..............................................      1
ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS...............      2
   Short-Term Temporary Investments..............................      2
   U.S. Government Securities....................................      3
   Repurchase Agreements ........................................      3
   When-Issued and Delayed Delivery Transactions.................      4
   Dollar Rolls  ................................................      4
   Lending of Portfolio Securities...............................      5
   Options Transactions..........................................      5
   Futures and Options on Futures................................      7
   CFTC Information..............................................     10
   Fixed Income Securities--Equity Funds........................      10
   Foreign Securities............................................     11
   Foreign Currency Transactions.................................     12
   Mortgage-Backed Securities....................................     14
   Adjustable Rate Mortgage Securities...........................     16
   Real Estate Investment Trust ("REIT") Securities..............     16
   Asset-Backed Securities.......................................     17
   Collateralized Debt Obligations...............................     17
   Inflation Protected Securities................................     18
   Municipal Bonds and Other Municipal Obligations...............     19
   Temporary Taxable Investments.................................     20
   Inverse Floating Rate Municipal Obligations...................     20
   Zero Coupon Securities........................................     21
   Interest Rate Caps and Floors.................................     21
   Swap Agreements...............................................     21
   Guaranteed Investment Contracts...............................     22
   Debt Obligations Rated Less Than Investment Grade.............     22
   Brady Bonds...................................................     23
   Fixed and Floating Rate Debt Obligations......................     24
   Payment-In-Kind Debentures and Delayed Interest Securities....     24
   Preferred Stock...............................................     24
   Trust Preferred Securities....................................     24
   Participation Interests.......................................     25
   Exchange Traded Funds.........................................     25
   Closed-End Investment Companies...............................     25
   Special Factors Affecting Single State Tax Free Funds.........     25
INVESTMENT RESTRICTIONS..........................................     44
FUND NAMES.......................................................     46
DISCLOSURE OF PORTFOLIO HOLDINGS.................................     46
DIRECTORS AND EXECUTIVE OFFICERS.................................     48
   Independent Directors.........................................     48
   Officers......................................................     49
   Standing Committees of the Board of Directors.................     51
   Fund Shares Owned by the Directors............................     52
   Approval of Investment Advisory Contract......................     53
   Approval of Sub-Advisory Contract.............................     54
   Compensation..................................................     55
   Sales Loads...................................................     56
CODE OF ETHICS...................................................     56
PROXY VOTING POLICIES............................................     56

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS.............     62
   Investment Advisor............................................     62
   Sub-Advisor for International Fund............................     64
   Additional Payments To Financial Institutions.................     65
   Administrator.................................................     66
   Distributor...................................................     68
   Custodian and Independent Registered Public Accounting Firm...     74
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE...............     75
CAPITAL STOCK....................................................     80
NET ASSET VALUE AND PUBLIC OFFERING PRICE........................    115
TAXATION ........................................................    119
REDUCING SALES CHARGES...........................................    121
   Class A Sales Charge..........................................    121
   Sales of Class A Shares at Net Asset Value....................    122
ADDITIONAL INFORMATION ABOUT SELLING SHARES......................    123
   By Telephone..................................................    123
   By Mail.......................................................    124
   Redemptions Before Purchase Instruments Clear.................    124
RATINGS .........................................................    124
FINANCIAL STATEMENTS.............................................    129

                               GENERAL INFORMATION

     First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

     FAIF is organized as a series fund and currently issues its shares in 38 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."


     For purposes of this Statement of Additional Information, "Equity Funds" shall consist of Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Select Fund, Mid Cap Value Fund, Small Cap Value Fund, International Fund, Real Estate Securities Fund, Small-Mid Cap Core Fund, Mid Cap Index Fund, Small Cap Index Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Mid Cap Growth Opportunities Fund, and Large Cap Growth Opportunities Fund. "Bond Funds" shall consist of Total Return Bond Fund, Core Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, High Income Bond Fund, U.S. Government Mortgage Fund, Intermediate Government Bond Fund and Inflation Protected Securities Fund. "Tax Free Funds" shall consist of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Missouri Tax Free Fund, and Short Tax Free Fund. The Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund) and Real Estate Securities Fund, are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund) and Real Estate Securities Fund are non-diversified investment companies.


     Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for the Tax Free Funds and certain Bond Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class R (except for the Tax Free Funds and certain Bond Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

     This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Insurance Portfolios, Inc. ("FAIP"); and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF"). The shareholders of FAIP approved the liquidation of the seven portfolios included in such investment company at a meeting held August 17, 2004, and such liquidations were consummated in August and September 2004.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

     The principal investment strategies of each Fund are set forth in that Fund's Prospectuses. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, Total Return Bond Fund, Inflation Protected Securities Fund and, to the extent it can invest in convertible debt securities, Equity Income Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in "Ratings" below.

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Funds' investment advisor ("U.S. Bancorp Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

     Tax Free Funds, Bond Funds and the Balanced Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor or the applicable Fund's investment sub-advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see "Ratings."

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or the applicable Fund's investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

     Balanced Fund and the Bond Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in them.

REPURCHASE AGREEMENTS

     Each of the Funds other than Intermediate Government Bond Fund may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, such Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

     The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Funds (excluding Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments.

     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or a Fund's investment sub-advisor, if any, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

DOLLAR ROLLS

     Balanced Fund (with respect to its fixed income assets) and the Bond Funds other than Intermediate Government Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Total Return Bond Fund and Intermediate Term Bond Fund do so as a principal investment strategy. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each of the Funds other than Intermediate Government Bond Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, such Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 35% of the Funds' income from securities lending transactions.

     In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

OPTIONS TRANSACTIONS

     To the extent set forth below, the Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes, or, in the case of options written by a Fund, to produce additional income. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund), the Tax Free Funds and the Bond Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Stock, Interest Rate and Commodity Indices. As principal investment strategies, Balanced Fund and the Equity Funds may purchase put and call options on stock indices, Balanced Fund, the Bond Funds (other than Intermediate Government Bond Fund) and the Tax Free Funds may purchase put and call options on interest rate indices and Inflation Protected Securities Fund may purchase put and call options on commodity indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments or commodities. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

     Options on Currencies. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions - Foreign Currency Options."

     Writing Call Options--Equity Funds. As a principal investment strategy, the Equity Funds may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, except that International Fund may write
(sell) covered call options covering up to 50% of the equity securities owned by such Fund. These transactions would be undertaken principally to produce additional income.

     Writing Options--Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

     Covered Options. The Funds will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realized a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding

     Limitations. None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

FUTURES AND OPTIONS ON FUTURES

     The Funds other than Intermediate Government Bond Fund may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon and, with respect to Inflation Protected Securities Fund only, commodity and commodity index futures contracts and options thereon. Certain Funds may also enter into foreign currency futures transactions, which are discussed in more detail below under " --Foreign Currency Transactions."

     A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. Inflation Protected Securities Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

     Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, a Bond Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

     Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.

     Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

CFTC INFORMATION

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

FIXED INCOME SECURITIES -- EQUITY FUNDS

     The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Short-Term Investments." Balanced Fund and Equity Income Fund may invest in these securities as a principal investment strategy. The other Equity Funds may invest in these securities as a non-principal investment strategy. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase by two of Moody's, Standard & Poor's and Fitch not less than Baa3, BBB- and BBB- (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa3 or BBB-, or which are of comparable quality in the judgment of the Advisor or the applicable Fund's investment sub-advisor. Obligations rated BBB-, Baa3 or their equivalent have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations. For a description of what constitutes an "investment grade" debt obligation, see "-- Debt Obligations Rated Less Than Investment Grade".

     In addition, Equity Income Fund may invest up to 25% of its total assets and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

     The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

     General. The Equity Funds, Short Term Bond Fund, Intermediate Term Bond Fund, Core Bond Fund, Total Return Bond Fund, High Income Bond Fund and Inflation Protected Securities Fund may invest in foreign securities as a principal investment strategy.

     Under normal market conditions, International Fund invests principally in foreign securities and the other Equity Funds (other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund) each may invest up to 25% of its total assets (25% of the equity portion of the Balanced Fund) in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

     Short Term Bond Fund, Intermediate Term Bond Fund and Core Bond Fund may invest up to 15% of total assets, High Income Bond Fund may invest up to 25% of total assets and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by
(i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Inflation Protected Securities Fund may invest up to 20% of its net assets and Total Return Bond Fund may invest up to 20% of its total assets in non-dollar denominated foreign securities.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

     Emerging Markets. International Fund and Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     American Depositary Receipts and European Depositary Receipts. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

     Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

     Foreign Securities Exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

     International Fund, Total Return Bond Fund and Inflation Protected Securities Fund may invest in securities which are purchased and sold in foreign currencies. The value of the Funds' assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting United States dollars to local currencies, and vice versa. International Fund, Inflation Protected Securities Fund and Total Return Bond Fund therefore may enter into foreign currency transactions as a principal investment strategy.

     The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of their portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

     Although a foreign currency hedge may be effective in protecting a Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's or sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the advisor's or sub-advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

     Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, International Fund, Inflation Protected Securities Fund and Total Return Bond Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

     Balanced Fund and the Bond Funds other than High Income Bond Fund and Intermediate Government Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private pass-through securities, and collateralized mortgage obligations ("CMOs"), as defined and described below.

     Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     The Bond Funds, other than Intermediate Government Bond Fund, and Balanced Fund may invest in adjustable rate mortgage securities ("ARMS") as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

     A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

     REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

     Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

     Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

ASSET-BACKED SECURITIES

     Balanced Fund, Core Bond Fund, Total Return Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Inflation Protected Securities Fund may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund and U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

     High Income Bond Fund may invest in Collateralized Debt Obligations ("CDOs") as a principal investment strategy. Balanced Fund and the other Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Securities Fund, may invest in CDOs as a non-principal investment strategy. Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

INFLATION PROTECTED SECURITIES

     Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Bond Funds and Balanced Fund may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

     The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

     Municipal Bonds. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

     Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

     Refunded Bonds. With the exception of Nebraska Tax Free Fund, the Tax Free Funds may not invest more than 25% of Fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

     The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

     Derivative Municipal Securities. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

     Municipal Leases. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

     Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

     In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

     The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's, F1 by Fitch or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor's or Fitch or Baa3 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

     Each of the Tax Free Funds, as a principal investment strategy, may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

     Balanced Fund, the Bond Funds and the Tax Free Funds may invest in zero coupon, fixed income securities. The Tax Free Funds do so as a principal investment strategy. Balanced Fund and the Bond Funds do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

     As a principal investment strategy, Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The Tax Free Funds may do so as a non-principal investment strategy. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

     Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.

     Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. Total return swaps involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index, usually over a three-month to one-year term. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

     One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

     Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

     The use of swap agreements by a Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference index does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

     A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

     Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

GUARANTEED INVESTMENT CONTRACTS

     Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     Balanced Fund, Total Return Bond Fund, Inflation Protected Securities Fund and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Bond Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa3, BBB- and BBB-, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Balanced Fund, Inflation Protected Securities Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Advisor. Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC-, CCC- or Caa3, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC- or Caa3, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

     The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's and applicable sub-advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

     High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

     If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

     The debt obligations in which the Bond Funds and Balanced Fund invest as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

     The Equity Funds and the Bond Funds other than U.S. Government Mortgage Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

     All of the Bond Funds other than Intermediate Government Bond Fund, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

TRUST PREFERRED SECURITIES

     The Balanced Fund and the Bond Funds other than Intermediate Government Bond Fund may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

PARTICIPATION INTERESTS

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

EXCHANGE TRADED FUNDS

     The Funds other than Intermediate Government Bond Fund may invest in exchange traded funds ("ETFs") as a non-principal investment strategy. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CLOSED-END INVESTMENT COMPANIES

     The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in municipal bonds and other municipal obligations. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Tax Free Funds and their shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

     As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

     The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy. Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

     Arizona. Located in the country's Sunbelt, the State of Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures, Arizona ranks 20th in U.S. population. Important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

     The State is divided into 15 counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75 percent of total population and 80 percent of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city. Arizona's population is concentrated in the Phoenix area. Also, the statewide population tends to fluctuate seasonally. The State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

     Arizona was hit hard in the last recession because so many of the State's export industries -- those that bring money into the region from outside --are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

     The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports head to Asia, and that region is performing relatively well, economically. Further, many of Arizona's Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

     Budgetary pressures affecting the State and economic conditions in the State may affect obligations of the State or local governments. The proposed $7.36 billion General Fund budget for the State's 2005 fiscal year is an increase over last year's $7.2 billion budget. Of this amount, $7.16 billion represents on-going spending and another $195 million reflects one-time payments. General Fund spending is growing by $858 million above fiscal year 2004, an increase of 13.2 percent. The fiscal year 2005 ending balance is expected to be $2.4 million. The overall State budget, including both appropriated and non-appropriated funds, is projected to be $21 billion. Certain municipal securities of local Arizona governments may be obligations of issuers that rely on State aid and future cuts in State spending and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In Arizona, around 88 percent of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10 percent even in robust years. The fiscal year 2005 General Fund permanent revenue forecast is $6.88 billion, an 8.3 percent increase over the fiscal year 2004 forecast. The budget also has $481 million in one-time revenues.

     The structural shortfall is the difference between permanent revenues and permanent spending. The State can have a balanced budget, but a structural shortfall, if it uses one-time revenues and/or one-time spending reductions in its budget plan. The State's structural shortfall is $283 million when comparing permanent revenues and spending. The shortfall grows to $323 million after considering that the State's school facility building renewal formula is not fully funded. If certain other items are not considered permanent financing mechanisms the structural shortfall increases to $764 million.

     The State of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by statewide revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

     Although the State does not issue general obligation debt, as of September 4, 2003, Moody's and Standard and Poor's give its lease obligations A1 and AA ratings, respectively. The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's. As of September 2003, Moody's and Standard and Poor's placed Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. In February of 2004, Moody's reaffirmed Arizona's investment grade credit rating at "A1" but changed the outlook for the State from negative to stable. Moody's upgrade was based on several factors, including: (i) signs that the State's economy was improving, as gauged by key economic indicators; (ii) an improvement in Arizona's fiscal picture and an unexpected increase in revenue collections over the last two fiscal years' predictions; and (iii) adequate cash balances in the State's current and projected cash operating funds. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

     In 1990 the State legislature enacted a formula-based Budget Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

     Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. Arizona law limits the taxing powers of Arizona local governments and districts. Arizona has two components of property taxes--primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

     Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10 percent per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1 percent of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2 percent over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2 percent limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

     Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for fiscal year 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

     Budgetary pressures affecting the State and the ability of the State to raise revenue may affect obligations of the State or local governments. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State Legislature, and Gubernatorial approval. If the Governor vetoes the measure, then the legislation may not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Legislature.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     California. The economy of the State of California, largest among the states, is also one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. These demographic factors affect the amounts of revenue generated to pay for California bonds.

     The State's population of over 34 million has doubled since 1960 and constitutes over 12 percent of the U.S. total. In 1996, the California economy entered into a phase of rapid growth. Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels. Per capita income, which had been 10 percent above the national average in 1990, fell to only 3 percent in 1997, but climbed back to 5 percent above the national average in 1999. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

     Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. By the end of 2000, unemployment in the State had dropped to under 5 percent, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; while economic conditions were better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7 percent by year-end, at which time the State Department of Finance described the State economy as "in a holding pattern." Personal income rose by only 1 percent in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. Slow growth continued through 2003.

     The State continues to suffer the effects of a weak economy with the combination of a mild Statewide economic recession, but with a severe downturn in the high technology sector centered in the San Francisco Bay Area and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. In 2002, the State faced a budget "gap" of more than $23 billion, over 25 percent of its General Fund revenue. In May 2003, the Governor increased the estimate of the budget gap to $38.2 billion. To close this gap, the Governor proposed a combination of large spending cuts, transfers of program responsibility to local governments, limited fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years.

     In January of 2004, Governor Schwarzenegger proposed a budget for the coming fiscal year that included a mix of cuts, borrowing and fund shifts. The Governor's plan did not contemplate raising taxes. The plan featured $4.6 billion in spending cuts mainly in education and welfare programs. The plan hinged on a $15 million bond issuance in order to refinance existing short-term debt. The bond issuance, which was approved by California voters on March 2, 2004, will be the largest municipal issue on record. In May 2004, the Governor released a revised $102.8 billion budget plan that called for less severe across-the-board spending cuts than he first proposed in January 2004. The 2004-05 budget addressed a roughly $15 billion budget shortfall. The structural shortfall is the difference between permanent revenues and permanent spending. The State can have a balanced budget, but a structural shortfall, if it uses one-time revenues and/or one-time spending reductions in its budget plan. The 2004-05 fiscal year concluded with an estimated General Fund reserve balance of $768 million. In approaching the 2005-06 budgets, California faces a strengthening revenue picture, coupled with the availability of the remaining $3.5 billion in authorized deficit-financing bonds that have not yet been used. However, the 2005-06 budget benefits from carry-over balance and various limited-term solutions enacted in the 2004-05 budget that will not be available in subsequent years. As a result, the structural budget shortfall could reach nearly $10 billion in 2006-07 under current-law spending and revenue policies.

     Revenues are estimated to increase through fiscal year 2005-06 to $82.2 billion. However, as a result of anticipated expenditures totaling $89.5 billion in 2005-06 California is expected to have a $7.3 billion operating shortfall. After taking into account the $614 million reserve available from fiscal year 2004-05, the 2005-06 year-end deficit could be $6.7 billion.

     In the future, local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments. In addition to that, local governments in California could suffer fiscally if the State government halts payments to local governments. For example, when vehicle license fees, which go to local governments, were recently lowered, the State contributed the amount of money lost so local governments would not lose needed income. Local governments could suffer financially if the State government were to halt such payments. In addition to potential losses such as this, local governments may face other reductions in State fiscal aid for various programs.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's. Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or Standard & Poor's. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990. In early December of 2003, Moody's dropped the State's rating from A3 to Baa1, just three steps above junk, the level at which many institutional investors do not invest in the securities. The rating cut to 'Baa1' from 'A3' put Moody's rating on California just above Standard & Poor's Ratings Services' 'BBB' rating and below the 'A' rating assigned by Fitch Ratings. In May of 2004, Moody's upgraded the State's credit rating from Baa1 status to A3 status and the State was assigned a positive rating outlook. The Moody's announcement was the first ratings upgrade for California in nearly four years. The rating after the upgrade is still well below the 50-state average of Aa2 due to the State's ongoing fiscal challenges. Should the financial condition of California deteriorate, its credit ratings


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could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     In addition to California credit quality, there are a number of additional risks. Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and provided for the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     To close certain loopholes in previously passed Propositions California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges. Due to limitations like Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

     Another risk, which results from Article 13(A) of the California Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

     Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

     Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy. Orange County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department.

     California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of State domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.


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
     Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm that could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water. Wells and underground aquifers are drying up in San Diego County and Southern California because of five years of drought, an occurrence that has had little effect upon current water supplies, but which could eventually put added strain on the region's scarcest, shrinking, resource. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the California Intermediate Tax Free Fund and California Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Colorado. The State of Colorado is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains which are flat, open and largely devoted to farming, and the Front Range which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

     Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

     Colorado was arguably among the hardest hit during the recent national recession, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. Employment conditions deteriorated more than the national average resulting in slower personal income growth. Homebuilding and commercial construction softened amid weakening demand and rising office vacancies. Residential home building rebounded in 2004 with the number of residential housing permits issued up 15.5 percent year-to-date through October 2004 compared with year-to-date October 2003. However, retail and office construction are showing year-over-year declines, albeit much smaller drops than were posted in 2003. The trend of increasing unemployment appears to have reversed in 2004, however. The October 2004 seasonally adjusted unemployment rate in Colorado was 5.0 percent, 0.9 percent below the State's October 2003 rate. As the national economy rebounds, the State economy is expected to follow.

     Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA- as of September 4, 2004. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

     The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the Office of State Planning and Budgeting ("OSPB") for review and analysis. The OSPB advises the Governor on departmental budget requests and overall budgetary status. Budget decisions are made by the Governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession.

     Like many states, the State of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. Over the last few years, however, the State's financial situation has improved. Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. In fiscal year 2002-03, the State's General Fund ended the year with a $224.9 million reserve, and a $346.9 million reserve in fiscal year 2003-04.

     According to the OSBP forecast dated December 20, 2004, General Fund revenues are predicted to increase 3.8 percent in fiscal year 2004-05. Net individual income tax receipts are predicted by the OSBP to increase 4.1 percent in fiscal year 2004-05 and 6.1 percent in fiscal year 2005-06. Net corporate income tax receipts increased 4.5 percent in fiscal year 2003-04. They are forecast to increase 16.8 percent in fiscal year 2004-05 and to grow 7.1 percent in fiscal year 2005-06. Corporate tax receipts are the most volatile revenue source for the State's General Fund, but comprise less than four percent of total collections. Corporate cost cutting measures undertaken over the past few years, coupled with soaring productivity increases, have improved profitability in Colorado businesses. Sales tax revenues rose 4.0 percent in fiscal year 2003-04 after falling 3.0 percent in fiscal year 2002-03. They are forecast to increase 4.0 percent in fiscal year 2004-05. Sales tax revenues are rising, in part, because of a strengthening Colorado economy, as rising payrolls increase the wages available for Colorado citizens to spend.

     The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. Unlike in many states, in Colorado, only voters can approve tax increases, making it harder to increase State and local revenues. The Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of State and local government. TABOR limits increases in State revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers. There is no provision in TABOR to account for cyclical revenue swings. After logging TABOR revenue surpluses for five years, the TABOR surplus vanished in fiscal year 2001-02 and remains absent through fiscal year 2003-04. Indeed, fiscal year 2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. The State expects the TABOR surplus to reappear in fiscal year 2004-05, at roughly $150 million, and to range between $390 million and $ 1.04 billion between then and fiscal year 2009-10.

     Two measures passed by voters in the November 2000 election lowered the TABOR surplus each year by at least $250 million. Amendment 23, which provides increased public school funding, and Referendum A, which is also known as the Senior Homestead Exemption and provides property tax relief for senior citizens, both exempt revenues from the TABOR restriction.

     On December 20, 2004, Colorado's Governor unveiled a five-step plan to stabilize Colorado's budget and address the State's fiscal challenges, both short- and long-term. The Governor noted that the spending increases for public schools required by Amendment 23 and the federally mandated increases for Medicaid are rising sharply, absorbing over two-thirds of the State's General Fund. According to the Governor, available revenue under TABOR will not keep pace with those demands and allow the State to make the needed investments in transportation, higher education, public safety, and other essential services. The plan calls for, among other things, a request that voters give permission to retain $500 million of the estimated $540 million in TABOR surplus over the next two years, reduction of the State's income tax to 4.5 percent (from 4.63 percent), amendments to TABOR to eliminate the "ratchet effect" during and following recessions and securitization of the tobacco settlement to address short-term budget needs. The "ratchet effect" refers to the fact that the TABOR limit in a given year is based on the lesser of the previous year's TABOR revenues and TABOR limit. Thus, the base from which the TABOR limit is computed is lowered in years following an economic downturn.

     The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of 3 percent of the annual budget. This emergency reserve fund is specifically forbidden for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

     Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution enacted in 1982 the State's total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the State. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

     The State's tourism industry rebounded during 2003 after suffering through the previous year's drought and wildfires. Passenger traffic at Denver International Airport in October 2003 was the second highest in the airport's history and 11.5 percent higher than in October 2002, and through September 2004, passenger traffic is up 15 percent compared with year-to-date September 2003. If there is another U.S. terrorist attack, Colorado's tourism industry could be hurt as visitors fearful of traveling stay home.

     Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the upcoming ski season the profits of ski resorts and the tourism industry as a whole could likely benefit. Hotels in Denver, mountain properties and cities such as Colorado Springs and Grand Junction saw their overall occupancy rate improve to
51.2 percent from 48.2 percent in the first four months of 2004. The average occupancy rate for Denver-area hotels through April 2004 was 56.4 percent, up from 53.6 percent in 2003.

     Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one recently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. According to snowpack measurements released early January 2004 by the U.S. Department of Agriculture's Natural Resources Conservation Service, the statewide snowpack also is above average for the first time in at least two years of lingering drought. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year-round. Large snowfall amounts in 2004 eased once-intense drought worries.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Minnesota. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.


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
     Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, food, and printing and related industries. The recent recession appears to have been less severe in Minnesota than nationally. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. In 2003, Minnesota per capita income was 108.9 percent of its U.S. counterpart. Although the State expects strong economic growth in 2004, State revenue growth typically lags economic recovery.

     The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. On February 27, 2004, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005, total General Fund expenditures and transfers of $28.111 billion for the biennium, and a $631 million budget reserve at June 30, 2005. A forecasted deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the Commissioner of Finance, with the approval of the Governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the Governor exercised his statutory powers to eliminate the projected deficit, primarily through reductions in expenditures, while retaining the $631 million budget reserve (approximately 2.26 percent of projected expenditures). The November 2004 Economic Forecast of the Department of Finance has projected, under current laws, a General Fund surplus of $495 million for the biennium ending June 30, 2005, based on revised projected General Fund expenditures and transfers of $27.92 billion for the biennium. The projected surplus would be required, under current laws, to rebuild the State's budget reserve (which has declined by another $6 million) to $653 million, reverse a portion ($118 million) of school aid payment shifts used to balance recent budgets, and restore the State's cash flow account to $350 million, rather than be used to reduce any shortfall projected for the following biennium. The Department's planning estimates also project a deficit of $400 million for the biennium ending June 30, 2007, under current laws, based on projected spending of $30.2 billion. This may understate the future budget gap, because projected State revenues recognize inflation in the growth of the State tax base, but inflation, by law, generally is not included in projected State expenditures. The Minnesota Council of Economic Advisors has, for some time, urged the State to increase its budget reserve substantially to 5 percent of biennial spending.

     The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Funds are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Missouri. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. Like the national economy, most recent economic indicators show that Missouri's economy is strong and growing. From January 2004 to November 2004, Missouri added 42,600 jobs, ranking it fifteenth in the country. Since July 2003, national employment has grown by 1.7 percent, while Missouri employment is up 1.9 percent.

     Likewise, Missouri's unemployment rate was consistently below the national average during the recent recession, in most cases by a half percent or greater. The State gained 50,100 jobs, or 1.9 percent from July 2003 to December 2004. However, Missouri's unemployment rate has increased from 4.7 percent in January 2004 to 5.8 percent in November 2004. Sometimes, unemployment can rise even when employment is growing strongly. One explanation for this phenomenon is the "encouraged worker effect." Workers who left the labor force when conditions were not promising begin to look for work again when the employment situation begins to brighten. Those entrants to the labor force who do not immediately find work are counted as unemployed. The forecasted improvement in employment in 2005 should serve to bring unemployment down, even with the growing labor force.

     Improvement in the manufacturing sector continues to contribute to Missouri's economic recovery. Manufacturing jobs make up about 11 percent of Missouri employment. Since Missouri's relatively modest manufacturing job losses in 2003, manufacturing trends continue to outpace the country. Between November 2003 and November 2004, the State added 4,500 manufacturing jobs, ranking it third in the nation; on a percentage basis, manufacturing growth is more than four times the nation's rate. Because Missouri and certain municipalities have large exposure to industries like manufacturing trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

     Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizable annual defense contract awards, and thus Missouri is vulnerable to possible cutbacks in defense spending. Over the past decade, Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. The State consistently ranks high in the amount of cash it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies.

     Missouri's budget is approved on an annual basis. The budget for fiscal year 2005 began in July 2004. When Missouri's 2005 fiscal year started last July, the Governor's budget chief assumed that the State's net general tax revenues would decline 0.7 percent compared to 2003. In fact, the State ended its fiscal year 2004 with 7.1 percent growth in net general tax revenues.

     However, general revenue collections net of refunds through December 2004 decreased by 0.19 percent for the year-to-date. Through December 2004, sales and use tax collections increased 2.3 percent for the year-to-date. Individual income tax collections increased 3.5 percent year-to-date, and corporate income and franchise tax collections increased 8.3 percent year-to-date.

     Fixing potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

     In November 2000, the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5 percent of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

     Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40 percent of total revenues, and for municipalities, 17 percent. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

     There are also limitations on State and local debt issuance that may affect the ability to generate revenue on a State and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond its the income and revenue provided for such year plus any unencumbered balances from previous years.

     Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-81 State revenue to calendar year 1979 State personal income (5.64 percent) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Nebraska. Agriculture is Nebraska's dominant occupational pursuit. The State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

     Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. While soil moisture conditions across Nebraska are improved from 2002 and early 2003, much of the State still is categorized as being in drought moderate or severe. That leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.


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
     Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Preliminary numbers from the state Department of Labor show the Nebraska labor force averaged 991,844 in November 2004. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last decade. In November 2004, state Department of Labor data show the Nebraska seasonally adjusted unemployment rate at 3.5 percent. The seasonally adjusted national rate in November 2004 was 5.4 percent.

     Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers. Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. State government was forced to confront a decline of approximately $648 million in forecasted tax receipts since the adoption of the biennial budget in 2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue. The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

     Beginning in January 2003, legislators drafted a new two-year budget covering July 1, 2003, through June 30, 2005. The State ended the 2001-03 budget biennium $60 million short of the final forecast for 2001-03. This necessitated the short-term borrowing and repayment of $60 million from the Cash Reserve Fund. On October 31, 2003, the Nebraska Economic forecasting Advisory Board reduced revenue forecasts for the current biennium by $197.7 million, $80.9 million in fiscal year 2003-04 and $116.8 million in fiscal year 2004-05. On November 20, 2003, the Legislative Fiscal Office reported a $211 million budget gap for the 2003-05 biennium as a consequence of revisions to current biennium forecasts of net General Fund tax receipts and State agency requests for supplemental (deficit) appropriations. For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by 2.4 and 0.1 percent, respectively. In February of 2004, the Nebraska Economic Forecasting Advisory Board lowered projections for fiscal year 2003-04 by $41million and $63 million for fiscal year 2004-05. Specifically, the board lowered personal income tax and sales tax projections while raising corporate income tax projections and maintaining miscellaneous tax projections at the current level.

     In July 2004, it was announced that total gross General Fund receipts for fiscal year 2003-04 were $3.3 billion, which is 2.9 percent above the February 2004 revised projection of $3.2 billion. Total refunds for fiscal year 2003-04 were $586.8 million, which is 2.7 percent below the projected amount of $603.2 million. After refunds, total net receipts for fiscal year 2003-04 were $2.72 billion, which is above the projected total of $2.61 billion by 4.2 percent. For the year, net General Fund receipts for Sales and Use, individual Income, Corporate Income, and Miscellaneous Taxes were above the revised forecast by 0.3, 4.5, 17.1, and 16.9 percent, respectively.

     Total gross General Fund receipts for the month of November 2004 were $287.2 million. This was 7.8 percent above the revised projection of $266.4 million. For the month of November, gross Sales and Use, Individual Income, and Corporate Income taxes were above projections by 9.5, 6.4 and 55.7 percent, respectively. As of November 2004, for the year-to-date, net General Fund receipts for Sales and Use, Individual Income, Corporate Income, and Miscellaneous Taxes were above forecast by 7.5, 5.4, 22.9 and 10.7 percent, respectively.

     In January 2005 Governor Mike Johanns outlined his agenda for the 2005 Legislative Session. The Governors' mid-biennium adjustments to the budget recommended no increase in taxes. The Governor proposed utilizing federal fiscal relief funds provided to Nebraska, in order to avoid the need for harsh reductions in essential government services. His proposal included a reduction of $47.7 million in spending during the current budget biennium. Additionally, the Governor guarded against overly optimistic revenue projections by planning for a 4 percent minimum operating reserve in the General Fund at the end of the 2005-07 biennium.

     Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 32 percent of the entire burden, about one-third. Income taxes, individual and corporate, combine to contribute
28.2 percent of the total; sales taxes constitute 25.1 percent of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Ohio. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds. As a result of this exposure, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

     Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. Between 1990 and 2003, manufacturing employment in Ohio fell from 21.8 percent of wage and salary employment to 15.7 percent. During this same period, employment in professional and business services and in educational and health services increased from 20.1 percent to 24.8 percent. In 2001 (latest available), Ohio's economic output as measured by gross state product (GSP) totaled $374 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($79 billion) and fourth in durable goods ($52 billion). As a percent of Ohio's 2001 GSP, manufacturing was responsible for 21 percent, with 20 percent attributable to the services sector and 18 percent to the finance, insurance and real estate sector. Ohio is the sixth largest exporting state with 2003 merchandise exports totaling $29.8 billion. The State's leading export products are machinery (including electrical machinery), motor vehicles, plastics and medical instruments, which together accounted for nearly 67 percent of that total.

     One factor constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

     With approximately 10 million acres (of a total land area of 26.4 million acres) of harvestable cropland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production. In 2003, improved soil moisture conditions led to improved agricultural production. Ohio's 2003 average corn yield was estimated at 156 bushels per acre, which was a new State record. That is approximately double the average corn yield from 2002 when a severe drought hit Ohio.

     Ohio's seasonally adjusted unemployment rate was 6.5 percent in November 2004, up from 6.4 percent in October 2004 and up from 6.1 percent in November 2003. The U.S. seasonally adjusted unemployment for November 2004 was 5.4 percent.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2003 and ends June 30, 2005. Most State operations are financed through the general revenue fund (GRF). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003 with a GRF fund balance of $52,338,000. The State also maintains a "rainy day" fund -- the Budget Stabilization Fund (BSF) - generally funded by transfer from the fiscal year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5 percent of the GRF revenue for the preceding fiscal year. Since most of Ohio's tax revenues come from volatile sources - sales and personal income taxes - the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods.

     The GRF appropriations bill for the fiscal year 2004-05 biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and signed (with selective vetoes) by the Governor June 26. The authorized GRF expenditures for fiscal year 2004 are approximately 5.8 percent higher than the actual fiscal year 2003 expenditures (taking into account fiscal year 2003 expenditure reductions), and for fiscal year 2005 are approximately 3.5 percent higher than for fiscal year 2004. The appropriations reflect a one-percent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies.

     Based on regular monthly monitoring of revenues and expenditures, the Ohio Office of Budget and Management (OBM) on March 8, 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by 1.02 percent for fiscal year 2004 and 1.48 percent for fiscal year 2005, the Governor on March 8 ordered fiscal year 2004 expenditure reductions of approximately $100 million. On July 1, the Governor ordered fiscal year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. Ohio's 2004 fiscal year was the period from July 1, 2003 to June 30, 2004. Due to greater-than-expected personal income tax revenue for fiscal year 2004 and executive-ordered and other spending reductions, unaudited numbers released by OBM show the General Fund ended the year with an overall positive fund balance of $157.5 million. Various transfers-in from other funds, including a $234.7 million transfer from the Tobacco Settlement Fund, and a $193 million federal grant award under the Jobs and Growth Tax Relief Reconciliation Act of 2004 provided additional resources to cover anticipated spending in the General Fund during fiscal year 2004.

     Receipts from tax sources to the GRF in November 2004 were $1.26 billion; this is below the estimate by $60 million, or 4.5 percent. Meanwhile, GRF receipts from all sources for the month of November 2004 were $1.7 billion, which were below the estimate by $91.4 million, or 5.1 percent. For the fiscal year-to-date, July 2004 through November 2004, collections from tax sources to the GRF were below the previous estimate by $29.5 million, or 0.4 percent. Receipts from all revenue sources were below the estimate by $97.7 million, or
1.0 percent.

     Most capital improvements in Ohio are funded through the issuance of debt. A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5 percent of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than 5 percent of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100 percent of the property tax. The problem, however, is that a shared tax base limits tax policy options of the State and local governments and blurs the connection between taxes paid and services rendered - especially true in K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50 percent of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

     For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1 percent of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through fiscal year 2012 and a partial allocation has been made thereafter through fiscal year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for fiscal years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. There has been and is to be a use of a portion of settlement moneys to assist in addressing the State's recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Oregon. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period: from 1975 to 1980, non-farm jobs grew by 25 percent in Oregon versus 17 percent nationally. The 1980s saw continued diversification of Oregon's economy although the timber industry continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber industry losses. In the 1990s Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since 1985, job growth slipped below the national pace in 1998 and stayed there in 2001 and 2002.

     Oregon started 2004 with an unemployment rate of 7.7 percent, the highest of all 50 states. Quick job growth during the first half of the year helped pull the rate down by about one full percentage point, although it still ranked second highest of all states. The weaker job growth since June allowed the rate to rise back above 7 percent. Oregon tied Alaska for highest state rate at 7.2 percent in October and remained essentially unchanged at 7.1 percent in November 2004. 2004 will be Oregon's first year of positive employment growth after three consecutive years of job losses. Also, the Oregon Office Of Economic Analysis projects Oregon job growth of 2.1 percent in 2005. Gains of that magnitude should more than keep pace with the State's population, which is expected to grow by slightly more than 1 percent.

     Oregon's employment shift of recent years has been significant. The State's forest products sector accounted for about 10 percent of Oregon's gross state product 14 years ago, while electronics accounted for less than 3 percent. By 2000, the forest products sector accounted for roughly 3 percent of Oregon output, while electronics and instruments reached 15 percent. Recently, high-tech has accounted for about $13 billion in annual sales in Oregon, while forestry and wood products bring in roughly $4 billion. Recently, agriculture and food processing has accounted for about $3 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2 billion.

     A report dated December 2004 from the Oregon Office of Economic Analysis ("OEA") stated that the annual average manufacturing employment for 2004 will show an increase of 1.8 percent, and that 2005 will bring an increase of 1.1 percent. Wood products employment will show an increase in 2004 of 0.6 percent but are expected to decline by 1.6 percent in 2005 and 4.6 percent in 2006.

     The dependence on the high-tech industry led Oregon into the recent national recession, accounting for about 25 percent of the overall State economy compared to an average of about 12 percent nationally. However, in 2004 the sector will show the first increase in three years with a marginal rise less than 0.1 percent. The OEA predicts that jobs in the sector will grow 1.3 percent in 2005 and 2.4 percent in 2006. Despite this growth, forecasts of employment levels as far out as 2011 still do not match the peak reached in 2001. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

     Oregon has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. Rising regional energy prices forced many businesses to slow production and lay off workers. Rate hikes have been in place since October 1 of 2001. The Oregon economy was impacted by the Western energy crisis of 2001, when electricity prices skyrocketed due to failed utility deregulation in California, drought reductions in the Columbia River hydropower system, and the Enron collapse amid allegations it manipulated the energy market. These events resulted in imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

     Oregon is also impacted dramatically by the economics of international trade. An extended disruption to international trade could severely impact Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

     The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the Governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

     The Oregon Legislative Assembly convened its 72nd regular session on January 13, 2003 and the Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-05 biennium. As part of the budget balancing process, the Legislative Assembly passed a combination of revenue raising measures to bridge the $1.1 billion gap between tax and other revenues. Some of the most significant revenue raising measures included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 that ranges from 0 to 9 percent of a taxpayer's tax liability; and (2) an increase of the corporate minimum tax from $10 to a range of $250 to $5,000 based on a corporation's Oregon sales. Citizens of Oregon filed petitions with a sufficient number of signatures with the Oregon Secretary of State to place some of the income and corporate tax increases enacted by the Legislative Assembly on a February 3, 2004 ballot for approval. On February 3, 2004, Oregon voters rejected temporary and permanent tax changes originally passed into law as House Bill 2152 ("Measure 30"). The defeat of Measure 30 is effective May 1, 2004 and reduces projected expenditures for the biennium. The net impact - reduced revenues less the reduction in expenditures - is a shortfall of $235.4 million attributable to the defeat of Measure 30.

     As of December 2004, the OEA updated its revenue forecasts from the previous September 2004 forecast. The OEA forecast for General Fund revenues received during the 2003-05 biennium was $10.20 billion, a decline of $12.6 million from the September 2004 forecast. The corporate income tax forecast is $583.0 million for the 2003-05 biennium, which is $24.8 million below the prior forecast. The decrease is solely due to unanticipated refunds resulting from amended returns for tax years prior to 2002. The personal income tax forecast for the current biennium at $8.82 billion, represents a $27.0 million decline from the September figure.

     During the 2001-03 biennium, declining revenues resulted in a significant cash flow shortage. The 2001 Legislature approved the sale of Tax Anticipated Notes (TANS) to maintain positive cash balances throughout the remainder of the biennium, TANS were paid off prior to the end of the biennium and did not factor into balancing the 2001-2003 budget. However, the interest expense on the TANS was not reflected in previous General Fund forecasts.

     Including the $16.4 million in TANS interest, the 2001-03 ending balance, and thus the 2003-05 beginning balance, was $113.5 million. In addition, $17.8 million in interest will be paid in the current biennium for two TANS issuances. The total result is a $34.2 million decrease in net resources for the 2003-05 biennium. Including TANS interest payments and the decrease in anticipated revenues, the projected ending balance for 2003-05 is $90.6 million, a decline of $46.7 million from the September forecast.

     On December 1, 2004, the Governor will release his recommended budget for the 2005-07 biennium. Available resources will be based on the revenue forecast presented herein. For the biennium, General Fund revenues will total $11.10 billion, an increase of 8.5 percent from the current biennial level. Including the projected beginning balanced carried forward from the 2003-05 biennium, total resources amount to $11.20 billion. Beyond the 2005-07 biennium, General Fund revenues are expected to mirror historical growth patterns, albeit slightly slower than the high-tech fueled peaks of the late 1980s and 1990s.

     The income tax funds about 87 percent of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another 4.3 percent of the general fund comes from corporate taxes - down from a 14 percent share in 1980, according to the OEA. Any future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

     The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the Legislative session. This statutory process was made a constitutional requirement by voters at the November 2000 General Election. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2 percent, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2 percent kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

     During the economically prosperous years of the late '90s, the State income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues - those exceeding 2 percent of budget forecasts - in four 'kicker checks' to taxpayers between 1995 and 2001. In the past, Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

     A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislature has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

     Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5 percent of true cash value at any one time. As of December 31, 2004, the State has not issued any of its bonds pursuant to this authorization. As of December 14, 2004, 118 qualified districts have issued $2.1 billion in guaranteed bonds, with $1.7 billion of that total still outstanding.

     After an approximately $2 billion decline in revenues during the 2001-03 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

     Obligations of the State or local governments may be affected by legislation limiting the ability of State and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90 percent of the 1995-1996 tax, or the 1994-1995 tax amount. For tax years following the 1997-1998 tax year, property tax increases are limited to 3 percent annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the state income tax, unless the voters approve replacement fees or charges. At least 50 percent of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90 percent of its 1995-96 value.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     None of the Funds will:

     1. Concentrate its investments in a particular industry, except that each Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Real Estate Securities Fund and the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free
          Fund).

     4.   Invest for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

     None of the Funds will:

     1 Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal

Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                                   FUND NAMES

     With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     Each Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, beginning after the first quarter of 2005, the First American Fund Family will make complete portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), and the series of FAF (the "Money Market Funds"), which are money market funds, by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Nonpublic Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Nonpublic Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent he use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow tem to make advantageous decisions with respect to purchasing and selling Fund shares.

     Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. Because of the types of securities held by the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.


     Disclosure within the Advisor and to Fund Directors. Nonpublic Holdings Information and information derived therefrom may be provided to any individuals employed by the Advisor and who have a need to know the information, such as investment, compliance, and treasury personnel, without prior approval. The Advisor's employees are bound by the Disclosure Policies and by the Advisor's Code of Ethics which precludes them from trading on the basis of Nonpublic Holdings Information.



     Nonpublic Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special Board of Directors meetings without prior approval. These parties have pre-existing fiduciary duties or duties of confidentiality arising from the Funds' Code of Ethics or from established rules of professional responsibility and ethical conduct. These parties are not required to enter into written confidentiality agreements prior to receipt of Nonpublic Holdings Information, and therefore, the fund would be precluded from pursuing a breach of contract claim against such a party if that party misused Nonpublic Holdings Information.



     Disclosure to Fund Service Providers and Prospective Service Providers. Nonpublic Holdings Information may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Funds to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Funds' Chief Compliance Officer must approve the provision of information to the service provider as being in compliance with this Policy.



     Ongoing Arrangements. The Funds currently provide Nonpublic Holdings Information on a weekly basis to an entity that provides Class B share financing to the Funds, and Nonpublic Holdings Information is provided on a quarterly basis to an entity that provides post-trade execution analysis with respect to securities trades made for the Funds.


     Disclosure to Investors, Prospective Investors, and Investor Consultants. Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Funds' Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the relevant Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund's adviser and the adviser's affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Fund's adviser or the adviser's affiliates on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

     Disclosure to Fund Ranking and Ratings Organizations. Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. Before Nonpublic Holdings Information is provided to a new ranking or rating organization or entity that provides investment coverage and/or analytical information, the Funds' Chief Compliance Officer must approve the provision of information to the organization as being in compliance with the Disclosure Policies.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information. Materiality is a subjective judgment, however, and there is a risk that information deemed immaterial by the portfolio manager, analyst, or other employee of the Advisor could be used in a manner adverse to a Fund ad its shareholders. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor their investment advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors regarding compliance with these policies and procedures and any approved disclosure of Nonpublic Holdings Information during the preceding quarter.

     Under the foregoing policies and procedures, in the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee. Ensuring compliance with the Disclosure Policies shall remain the ultimate responsibility of the Chief Compliance Officer.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Each of the Directors in an independent director.

INDEPENDENT DIRECTORS

                                                                                                 NUMBER OF               OTHER
NAME,            POSITION(S)                                                                 PORTFOLIOS IN FUND      DIRECTORSHIPS
ADDRESS, AND        HELD       TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN BY         HELD BY
YEAR OF BIRTH     WITH FUND          OF TIME SERVED              DURING PAST 5 YEARS              DIRECTOR             DIRECTOR*
--------------   -----------   --------------------------   ----------------------------   ---------------------   ----------------
Benjamin R.      Director      Term expiring earlier        Retired; Senior Financial      First American Funds    None
Field III,                     of death, resignation,       Advisor, Bemis Company, Inc.   Complex: eleven
P.O. Box 1329,                 removal, disqualification,   from May 2002 to March 2003;   registered
Minneapolis,                   or successor duly elected    Senior Vice President, Chief   investment companies,
Minnesota                      and qualified.               Financial Officer and          including 56
55440-1329                     Director of FAIF since       Treasurer, Bemis, through      portfolios
(1938)                         September 2003               April 2002

Roger A.         Director      Term expiring earlier        Retired; Vice President,       First American Funds    None
Gibson,                        of death, resignation,       Cargo - United Airlines,       Complex: eleven
P.O. Box 1329,                 removal, disqualification,   from July 2001 through July    registered
Minneapolis,                   or successor duly elected    2004; Vice President, North    investment companies,
Minnesota                      and qualified.               America-Mountain Region for    including 56
55440-1329                     Director of FAIF since       United Airlines (1995-2001)    portfolios
(1946)                         October 1997

Victoria J.      Director      Term expiring earlier        Investment consultant and      First American Funds    None
Herget,                        of death, resignation,       non-profit board member        Complex: eleven
P.O. Box 1329,                 removal, disqualification,   since 2001; Managing           registered
Minneapolis,                   or successor duly elected    Director of Zurich Scudder     investment companies,
Minnesota                      and qualified.               Investments through 2001       including 56
55440-1329                     Director of FAIF since                                      portfolios
(1951)                         September 2003

Leonard W.       Director      Term expiring earlier        Owner, Executive and           First American Funds    None
Kedrowski,                     of death, resignation,       Management Consulting, Inc.,   Complex: eleven
P.O. Box 1329,                 removal, disqualification,   a management consulting        registered
Minneapolis,                   or successor duly elected    firm; Board member, GC         investment companies,
Minnesota                      and qualified.               McGuiggan Corporation (dba     including 56
55440-1329                     Director of FAIF since       Smyth Companies), a label      portfolios
(1941)                         November 1993                printer; former Chief
                                                            Executive Officer, Creative
                                                            Promotions International,
                                                            LLC, a promotional award
                                                            programs and products
                                                            company, through October
                                                            2003; Advisory Board Member,
                                                            Designer Doors, a
                                                            manufacturer of designer
                                                            doors, through 2002

                                                                                                 NUMBER OF               OTHER
NAME,            POSITION(S)                                                                 PORTFOLIOS IN FUND      DIRECTORSHIPS
ADDRESS, AND        HELD       TERM OF OFFICE AND LENGTH       PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN BY         HELD BY
YEAR OF BIRTH     WITH FUND          OF TIME SERVED              DURING PAST 5 YEARS              DIRECTOR             DIRECTOR*
--------------   -----------   --------------------------   ----------------------------   ---------------------   ----------------
Richard K.       Director      Term expiring earlier        Retired; Director, President   First American Funds    Cleveland-Cliffs
Riederer,                      of death, resignation,       and Chief Executive Officer,   Complex: eleven         Inc. (a producer
P.O. Box 1329,                 removal, disqualification,   Weirton Steel through 2001     registered              of iron ore
Minneapolis,                   or successor duly elected                                   investment companies,   pellets)
Minnesota                      and qualified.                                              including 56
55440-1329                     Director of FAIF since                                      portfolios
(1944)                         August 2001

Joseph D.        Director      Term expiring earlier        Owner and President, Strauss   First American Funds    None
Strauss,                       of death, resignation,       Management Company,  a         Complex: eleven
P.O. Box 1329,                 removal, disqualification,   Minnesota holding company      registered
Minneapolis,                   or successor duly elected    for various organizational     investment companies,
Minnesota                      and qualified.               management business            including 56
55440-1329                     Director of FAIF since       ventures; Owner, Chairman      portfolios
(1940)                         September 1991               and Chief Executive Officer,
                                                            Community Resource
                                                            Partnerships, Inc., a
                                                            corporation engaged in
                                                            strategic planning,
                                                            operations management,
                                                            government relations,
                                                            transportation planning and
                                                            public relations; attorney
                                                            at law; Partner and
                                                            Chairman, Excensus(TM), LLC,
                                                            a demographic services
                                                            company

Virginia L.      Chair;        Chair term three             Owner and President,           First American Funds    None
Stringer,        Director      years.  Director term        Strategic Management           Complex: eleven
P.O. Box 1329,                 expiring earlier of          Resources, Inc., a             registered
Minneapolis,                   death, resignation,          management consulting firm;    investment companies,
Minnesota                      removal, disqualification,   Executive Consultant for       including 56
55440-1329                     or successor duly elected    State Farm Insurance Cos.      portfolios
(1944)                         and qualified. Chair
                               of FAIF's Board since
                               September 1997;
                               Director of FAIF since
                               September 1987

James M. Wade,   Director      Term expiring earlier        Owner and President, Jim       First American Funds    None
P.O. Box 1329,                 of death, resignation,       Wade Homes, a homebuilding     Complex: eleven
Minneapolis,                   removal, disqualification,   company, since 1999            registered
Minnesota                      or successor duly elected                                   investment companies,
55440-1329                     and qualified.                                              including 56
(1943)                         Director of FAIF since                                      portfolios
                               August 2001

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS

                                           TERM OF OFFICE
NAME, ADDRESS, AND    POSITION(S) HELD      AND LENGTH OF
YEAR OF BIRTH             WITH FUND          TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------   ----------------   ------------------   ----------------------------------------------------------
Thomas S. Schreier,   President          Re-elected by the    Chief Executive Officer of U.S. Bancorp Asset Management,
Jr., U.S. Bancorp                        Board annually;      Inc. since May 2001; Chief Executive Officer of First
Asset Management,                        President of FAIF    American Asset Management from December 2000 through May
Inc.,                                    since February       2001 and of Firstar Investment & Research Management
800 Nicollet Mall,                       2001                 Company from February 2001 through May 2001; Senior
Minneapolis,                                                  Managing Director and Head of Equity Research of U.S.
Minnesota 55402                                               Bancorp Piper Jaffray from October 1998 through December
(1962) *                                                      2000; prior to October 1988, Senior Airline Analyst and a
                                                              Director in the Research Department, Credit Suisse First
                                                              Boston

Mark S. Jordahl,      Vice President     Re-elected by the    Chief Investment Officer of U.S. Bancorp Asset Management,
U.S. Bancorp Asset    - Investments      Board annually;      Inc. since September 2001; President and Chief Investment
Management, Inc.                         Vice President -     Officer, ING Investment Management - Americas (September
800 Nicollet Mall,                       Investments of       2000 to June 2001); Senior Vice President and Chief
Minneapolis,                             FAIF since           Investment Officer, ReliaStar Financial Corp. (January
Minnesota 55402                          September 2001       1998 to September 2000)
(1960) *

                                               TERM OF OFFICE
NAME, ADDRESS, AND       POSITION(S) HELD      AND LENGTH OF
YEAR OF BIRTH                WITH FUND          TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------   ----------------   -------------------   ------------------------------------------------------
Jeffery M. Wilson,       Vice President     Re-elected by the     Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset       - Administration   Board annually;       since May 2001; prior thereto, Senior Vice President
Management, Inc.                            Vice President -      of First American Asset Management
800 Nicollet Mall,                          Administration of
Minneapolis,                                FAIF since March
Minnesota 55402                             2000
(1956) *

Charles D. Gariboldi,    Treasurer          Re-elected by the     Mutual funds treasurer, U.S. Bancorp Asset Management,
Jr., U.S. Bancorp                           Board annually;       Inc., since October 2004; prior thereto, vice
Asset Management,                           Treasurer of FAIF     president for investment accounting and fund treasurer
Inc.                                        since December 2004   of Thrivent Financial for Lutherans.
800 Nicollet Mall,
Minneapolis,
Minnesota 55402
(1959) *

David H. Lui,            Chief Compliance   Re-elected by the     Chief Compliance Officer of U.S. Bancorp Asset
U.S. Bancorp Asset       Officer            Board annually;       Management, Inc. since March 2005; Chief Compliance
Management, Inc.                            Chief Compliance      Officer, Franklin Advisers, Inc. and Chief Compliance
800 Nicollet Mall,                          Officer of FAIF       Counsel, Franklin Templeton Investments 2004 to
Minneapolis, MN 55402                       since                 February 2005; Head of Institutional Compliance and
(1947)*                                     March 2005            Chief Compliance Counsel, Charles Schwab & Co., Inc.
                                                                  (1992 to 2004).

Kathleen L.              Secretary          Re-elected by the     Deputy General Counsel, U.S. Bancorp Asset Management,
Prudhomme,                                  Board annually;       since November 2004; prior thereto, Partner, Dorsey &
U.S. Bancorp Asset                          Secretary of FAIF     Whitney LLP, a Minneapolis- based law firm
Management, Inc.                            since December
800 Nicollet Mall                           2004; prior
Minneapolis,                                thereto, Assistant
Minnesota 55402                             Secretary of FAIF
(1953)*                                     since September
                                            1998

Brett L. Agnew,          Assistant          Re-elected by the     Attorney, U.S. Bancorp Asset Management, Inc., since
U.S. Bancorp Asset       Secretary          Board annually;       August 2004; 2001-2004, Senior Counsel, Thrivent
Management, Inc.                            Assistant             Financial for Lutherans; prior thereto, consultant,
800 Nicollet Mall                           Secretary of FAIF     Principal Financial Group
Minneapolis, Minnesota                      since December 2004
55402 (1971)*

James D. Alt,            Assistant          Re-elected by the     Partner, Dorsey & Whitney LLP, a Minneapolis- based
50 South Sixth           Secretary          Board annually;       law firm
Street, Suite 1500,                         Assistant
Minneapolis,                                Secretary of  FAIF
Minnesota 55402 (1951)                      since December
                                            2004; prior
                                            thereto, Secretary
                                            of FAIF since June
                                            2002 and assistant
                                            secretary from
                                            September 1998 to
                                            June 2002.

James R. Arnold,         Assistant          Re-elected by the     Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan          Secretary          Board annually;       March 2002; Senior Administration Services Manager,
Street,                                     Assistant             UMB Fund Services, Inc. through March 2002
Milwaukee, WI 53202                         Secretary of FAIF
(1957)*                                     since September
                                            June 2003

Douglas G. Hess,         Assistant          Re-elected by the     Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan          Secretary          Board annually;       November 2002; prior thereto, Assistant Vice
Street, Milwaukee, WI                       Assistant             President, Fund Compliance Administrator, U.S. Bancorp
53202 (1967) *                              Secretary of FAIF     Fund Services LLC
                                            since September
                                            2001

* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Paul and Agnew and Ms. Prudhomme are employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIF. Messrs. Arnold and Hess are employees of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Sub-Administrator for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                            NUMBER OF FUND COMPLEX COMMITTEE
                                                                                              MEETINGS HELD DURING FAIF'S
                                COMMITTEE FUNCTION                     COMMITTEE MEMBERS       FISCAL YEAR ENDED 9/30/04
             -------------------------------------------------------   -----------------   ---------------------------------
Audit        The purposes of the Committee are (1) to oversee the           Leonard                        6
Committee    Funds' accounting and financial reporting policies and    Kedrowski (Chair)
             practices, their internal controls and, as appropriate,    Benjamin Field
             the internal controls of certain service providers; (2)   Richard Riederer
             to oversee the quality of the Funds' financial                Virginia
             statements and the independent audit thereof; (3) to          Stringer
             assist Board oversight of the Funds' compliance with        (ex-officio)
             legal and regulatory requirements; and (4) to act as a
             liaison between the Funds' independent auditors and the
             full Board of Directors.  The Audit Committee, together
             with the Board of Directors, has the ultimate authority
             and responsibility to select, evaluate and, where
             appropriate, replace the outside auditor (or to
             nominate the outside auditor to be proposed for
             shareholder approval in any proxy statement).

Pricing      The Committee is responsible for valuing portfolio          Roger Gibson                      5
Committee    securities for which market quotations are not readily         (Chair)
             available, pursuant to procedures established by the         James Wade
             Board of Directors.                                        Benjamin Field
                                                                           Virginia
                                                                           Stringer
                                                                         (ex-officio)

Governance   The Committee has responsibilities relating to (1)         Joseph Strauss                     5
Committee    Board and Committee composition (including,                    (Chair)
             interviewing and recommending to the Board nominees for      James Wade
             election as directors; reviewing Board composition to      Victoria Herget
             determine the appropriateness of adding individuals           Virginia
             with different backgrounds or skills; reviewing the           Stringer
             independence of all independent directors; reporting to     (ex-officio)
             the Board on which current and potential members of the
             Audit Committee qualify as Audit Committee Financial
             Experts; recommending a successor to the Board Chair
             when a vacancy occurs; and consulting with the Board
             Chair on Committee assignments); (2) Committee
             structure and governance (including, at least annually,
             reviewing each Committee's structure and reviewing each
             Committee's charter and suggesting changes thereto);
             (3) director education (including developing an annual
             education calendar; monitoring independent director
             attendance at educational seminars and conferences; and
             developing and conducting orientation sessions for new
             independent directors); and 4) governance practices
             (including reviewing and making recommendations
             regarding director compensation and director expenses;
             monitoring director investments in the Funds;
             monitoring compliance with director retirement
             policies; assisting in the Board self-evaluation
             process; assisting in the evaluation of Board support
             by management, Fund counsel and counsel to the
             independent directors; evaluating legal support
             provided to the Funds and the directors; reviewing the
             Board's adherence to industry "best practices;"  and
             reviewing and recommending changes in Board governance
             policies, procedures and practices).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF DIRECTOR    DOLLAR RANGE OF EQUITY SECURITIES IN FAIF          THE FIRST AMERICAN FUNDS COMPLEX*
-----------------   -----------------------------------------   ----------------------------------------------
Benjamin Field                         None                                      Over $100,000
Mickey Foret                      Over $100,000                                  Over $100,000
Leonard Kedrowski                 Over $100,000                                  Over $100,000
Roger Gibson                      Over $100,000                                  Over $100,000
Victoria Herget                   Over $100,000                                  Over $100,000
Joseph Strauss                    Over $100,000                                  Over $100,000
Richard Riederer                  Over $100,000                                  Over $100,000
Virginia Stringer                 Over $100,000                                  Over $100,000
James Wade                        Over $100,000                                  Over $100,000

* The dollar range disclosed is based on the value of the securities as of December 31, 2004.

     As of December 31, 2004, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

     The Board of Directors last reviewed the Advisory Agreement and approved its continuation on June 22, 2005. In connection with its re-approval, the Board of Directors reviewed and considered the following factors with respect to each
Fund:

     - the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund (which the Board believed are comprehensive in light of the nature of the Funds);

     - the structure and rate of the fees charged by the Advisor under the Advisory Agreement (both before and after fee waivers by the Advisor), as compared to the advisory fees paid by similar funds managed by other investment advisors and to the advisory fees charged by the Advisor to its non-Fund investment advisory clients (with the Board believing that the Funds' fees are reasonable);

     - the historical profitability of the Advisory Agreement to the Advisor with respect to the Fund, and the historical profitability to the Advisor of its non-Fund investment advisory relationships (with the Board believing that profitability with respect to the Fund was reasonable in light of the services provided);

     - the other benefits which may be received by the Advisor and its affiliates in providing services to the Fund (including soft dollar benefits received by the Advisor in addition to its investment advisory fees, and the revenues received by the Advisor and its affiliates for providing administrative, distribution, custodial, and securities lending services to the Funds);

     - the economies of scale the Advisor realizes in providing investment advisory services to the Funds;

     - the Advisor's current and recent investments in systems and personnel to enhance its compliance function;

     - the total fees and expenses paid by the Fund, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Funds' total fees and expenses are reasonable);

     - the historical investment performance of the Fund, as compared to the historical investment performance of (a) similar funds managed by other investment advisors, and (b) one or more unmanaged "benchmark" indices for the Fund;

     - information and reports concerning the management and performance of each Fund which were provided to the Board on a regular basis throughout the course of the year;

     - an in-depth review of strategies and performance which the Board performs with respect to each Fund at least annually;

     - with respect to those Funds which had significantly underperformed their peers or benchmarks on a one-year, three-year, or five-year basis, the reasons for such underperformance, the steps taken by the Advisor to improve the performance of such Funds, and the changes in performance of such Funds; and

     - the nature and scope of the investment advisory services that historically have been provided by the Advisor to the Fund, and the ability of the Advisor to continue to provide the same level and quality of investment advisory services to the Fund in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

     The "similar funds managed by other investment advisors" referred to above were selected by Lipper Inc., an organization which is not affiliated with the Advisor. The information concerning such funds was compiled and provided to the Board of Directors by Lipper Inc.

     The Board of Directors was led in its review and deliberations by Victoria
J. Herget, a "disinterested" director of the Funds who served as Fund Review Liaison. The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of each Fund. The Board also performed a similar, but less extensive, analysis of each sub-advisory agreement with respect to the Funds and found in the exercise of its business judgment that the terms of each such agreement are fair and reasonable and in the best interest of shareholders of the relevant Funds. No single factor or group of factors was deemed to be determinative by the Board in making these judgments. Although the Board placed the most weight on the Funds' performance and level of fees, it based its decisions on the totality of the information which it requested and reviewed.

APPROVAL OF SUB-ADVISORY CONTRACT

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") replaced Clay Finlay Inc. as the subadvisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "J.P. Morgan Subadvisory Agreement.") The Board approved the J.P. Morgan Subadvisory Agreement, subject to shareholder approval, at a meeting of the Board held on September 16, 2004. At that meeting, the Board met with members of J.P. Morgan's proposed portfolio management team, who reviewed with the Board materials that included, among other things, background information on J.P. Morgan, information regarding J.P. Morgan's investment strategy and process, composite performance of portfolios managed by J.P. Morgan using this investment strategy and process, and information on the proposed portfolio management team. The materials also contained a hypothetical portfolio for the Fund, constructed using J.P. Morgan's investment strategy and process, and an analysis of the risks of that hypothetical portfolio as compared to the Fund's existing portfolio. The Board also reviewed J.P. Morgan's Code of Ethics.

     The Board unanimously approved the J.P. Morgan Subadvisory Agreement and concluded that the terms of the New Agreement are fair and reasonable and in the best interest of shareholders of International Fund. In making this determination, the Board considered the following factors:

     - the performance of J.P. Morgan with respect to assets managed by J.P. Morgan using similar investment strategies, which demonstrated historically strong and consistent performance relative to the Morgan Stanley Capital International Europe, Australia, Far East Index, the Fund's benchmark;

     -    the depth of experience of J.P. Morgan's portfolio management team;

     - the terms of the J.P. Morgan Subadvisory Agreement, including the nature and scope of services to be provided by J.P. Morgan to the Fund, which the Board believed are comprehensive in light of the nature of the Fund; and

     - the structure and rate of the fees charged by J.P. Morgan to the Advisor under the J.P. Morgan Subadvisory Agreement, taking into account the fact that the increase in fees over those charged by Clay Finlay will be borne entirely by the Advisor and not by the Fund.

     The Board was advised and assisted by counsel to the independent directors and fund counsel. No single factor or group of factors was deemed to be determinative by the Board in approving the J.P. Morgan Subadvisory Agreement. Instead, the Board based its decision on the totality of the information which it requested and reviewed.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF and FACEF (the portfolios of FAIP were liquidated in August and September of 2004), currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

     - $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

     - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

     - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

     Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds on the basis of net assets.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary, is a partner, and of which Kathleen
L. Prudhomme, Secretary, was a partner during the last fiscal year.

     The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2004. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

                                      AGGREGATE          PENSION OR                           TOTAL COMPENSATION
                                    COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                        FROM         ACCRUED AS PART OF    BENEFITS UPON     FUND COMPLEX PAID TO
NAME OF PERSON, POSITION           REGISTRANT (1)      FUND EXPENSES         RETIREMENT          DIRECTORS (2)
------------------------           --------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director        $44,398              -0-                  -0-               $121,250
Mickey P. Foret, Director               43,482              -0-                  -0-                118,750
Roger A. Gibson, Director               38,867              -0-                  -0-                113,750
Victoria J. Herget, Director            40,278              -0-                  -0-                110,000
Leonard W. Kedrowski, Director          46,192              -0-                  -0-                145,625
Richard K. Riederer, Director           47,144              -0-                  -0-                128,750
Joseph D. Strauss, Director             45,542              -0-                  -0-                124,375
Virginia L. Stringer, Director &
   Chair                                71,860              -0-                  -0-                196,250
James M. Wade, Director                 43,482              -0-                  -0-                118,750

(1) Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $18,041; and Leonard W. Kedrowski, $46,192.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $56,875; and Leonard W. Kedrowski, $145,625.

SALES LOADS

     Purchases of the Fund's Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

                                 CODE OF ETHICS

     First American Investment Funds, Inc., U.S. Bancorp Asset Management, Inc., J.P. Morgan Investment Management, Inc. and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

GENERAL PRINCIPLES

     The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is the advisor's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the Advisor also seeks to maximize total investment return for clients.

     The Advisor's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

     Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth the advisor's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

     Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor's proxy voting record keeper and generates reports on how proxies were voted.

     Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

     Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, the Advisor believes the risk related to conflicts will be minimized.

     To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

     In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that the Advisor and the Investment Policy Committee face no material conflicts of the nature discussed above.

     If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

     - Obtaining instructions from the affected clients on how to vote the proxy;

     - Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;

     -    Voting in proportion to the other shareholders;

     - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     -    Following the recommendation of a different independent third party.

     In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify the Advisor's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor's Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

     -    Whether proxy statements were timely forwarded to ISS;

     -    Whether proxy votes were cast on a timely basis;

     -    Whether proxy votes were cast consistent with the policies; and

     - Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

     The Advisor's separately managed account clients should contact their relationship manager for more information on the Advisor's policies and the proxy voting record for their account.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vote for proposals to ratify independent registered public accounting firm, unless any of the following apply:

     - An independent registered public accounting firm has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


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
CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends a vote in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURES

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVES AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At December 31, 2004, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $195 billion, consolidated deposits of $121 billion and shareholders' equity of $19.5 billion.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement") as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers), as set forth in the table below:

NAME OF FUND                              GROSS ADVISORY FEE
------------                              ------------------
Balanced Fund (1)                                0.65%
Equity Income Fund (1)                           0.65
Large Cap Growth Opportunities Fund (1)          0.65
Large Cap Select Fund (1)                        0.65
Large Cap Value Fund (1)                         0.65
Equity Index Fund                                0.25
Mid Cap Index Fund                               0.25
Small Cap Index Fund                             0.40
Small Cap Growth Opportunities Fund              1.00
Mid Cap Growth Opportunities Fund                0.70
Mid Cap Value Fund                               0.70
Small Cap Select Fund                            0.70
Small Cap Value Fund                             0.70
International Fund                               1.00
Real Estate Securities Fund                      0.70
Small-Mid Cap Core Fund                          0.70
Total Return Bond Fund                           0.60
Core Bond Fund                                   0.50
Intermediate Term Bond Fund                      0.50
Short Term Bond Fund                             0.50
High Income Bond Fund                            0.70
U.S. Government Mortgage Fund                    0.50
Inflation Protected Securities Fund              0.50
Arizona Tax Free Fund                            0.50
California Intermediate Tax Free Fund            0.50
California Tax Free Fund                         0.50
Colorado Intermediate Tax Free Fund              0.50
Colorado Tax Free Fund                           0.50
Intermediate Tax Free Fund                       0.50
Minnesota Intermediate Tax Free Fund             0.50
Minnesota Tax Free Fund                          0.50

NAME OF FUND                              GROSS ADVISORY FEE
------------                              ------------------
Missouri Tax Free Fund                           0.50
Nebraska Tax Free Fund                           0.50
Oregon Intermediate Tax Free Fund                0.50
Tax Free Fund                                    0.50
Ohio Tax Free Fund                               0.50
Short Tax Free Fund                              0.50
Intermediate Government Bond Fund                0.50

----------
(1) The Advisor has agreed to a breakpoint schedule with each of Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund. The advisory fee paid separately by each of these Funds will be based on an annual rate of 0.65% for the first $3 billion of each Fund's average daily net assets; 0.625% for average daily net assets in excess of $3 billion up to $5 billion; and 0.60% for average daily net assets in excess of $5 billion.

     The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                                             FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                             SEPTEMBER 30, 2002             SEPTEMBER 30, 2003             SEPTEMBER 30, 2004
                                       -----------------------------  -----------------------------  -----------------------------
                                        ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE
                                       BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                                       --------------  -------------  --------------  -------------  --------------  -------------
Balanced Fund                            $3,686,543      $2,614,448     $3,416,445      $2,454,307     $ 3,261,636      $2,528,768
Equity Income Fund                        4,026,339       3,561,970      8,448,582       7,812,042      10,636,375       9,935,906
Large Cap Growth Opportunities Fund       2,327,610       2,003,166      5,973,259       5,508,012       8,839,928       8,260,181
Large Cap Value Fund                      7,212,237       6,615,829      6,671,278       6,157,055       7,546,808       7,051,652
Equity Index Fund                         4,910,269       1,177,812      4,477,869       1,180,690       5,835,976       1,723,397
Mid Cap Index Fund                          580,158         351,433        551,304         347,930         799,515         637,915
Mid Cap Growth Opportunities Fund         4,355,677       3,898,079      7,700,514       7,148,287      10,029,275       9,416,473

                                        ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE
                                       BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                                       --------------  -------------  --------------  -------------  --------------  -------------
Mid Cap Value Fund                        2,382,993       2,146,251      2,154,273       1,981,575      3,023,060       2,809,423
Small Cap Select Fund                     3,316,031       3,048,258      6,035,712       5,672,791      7,653,787       7,276,014
Small Cap Value Fund                      3,551,840       3,299,032      2,997,579       2,892,917      3,306,333       3,219,016
International Fund                        8,353,806       7,874,122      9,391,492       8,957,868     13,784,524      13,225,083
Real Estate Securities Fund                 868,573         741,103      1,159,617       1,079,074      2,612,026       2,505,417
Small-Mid Cap Core Fund                     967,577         286,459        700,359         635,864        812,682         748,601
Total Return Bond Fund                    1,662,864       1,001,220      1,860,415       1,173,752      1,933,179       1,231,630
Core Bond Fund                            7,157,556       5,693,853      9,437,834       7,536,710     10,397,487       8,279,291
Intermediate Term Bond Fund               4,843,550       3,115,790      6,656,931       4,019,966      6,855,389       4,192,433
Short Term Bond Fund                      2,464,218       1,470,839      4,414,974       2,667,708      5,356,650       3,250,185
High Income Bond Fund                     1,256,996       1,099,299      1,439,153       1,034,957      1,975,137       1,244,730
U.S. Government Mortgage Fund             1,066,377         728,964      1,336,653       1,046,815      1,315,094       1,035,024
Arizona Tax Free Fund                       107,984               0        134,196          32,870        106,250          27,884
California Intermediate Tax Free Fund       237,524         144,952        248,532         193,967        243,987         188,160
California Tax Free Fund                    134,096               0        136,356          38,931        135,803          44,112
Colorado Intermediate Tax Free Fund         293,089         194,094        359,525         282,033        297,609         230,918
Colorado Tax Free Fund                      144,100               0        149,937          47,921        126,942          40,006
Intermediate Tax Free Fund                2,461,757       2,024,632      3,610,455       2,853,507      3,522,898       2,845,195
Minnesota Intermediate Tax Free Fund      1,319,135       1,098,596      1,342,562       1,068,322      1,316,682       1,058,282
Minnesota Tax Free Fund                     930,844         678,385        964,312         754,109        886,204         703,049
Missouri Tax Free Fund                      812,169         615,451        976,566         793,098        935,310         745,050
Nebraska Tax Free Fund                      150,241               0        171,013          53,813        176,909          58,406
Oregon Intermediate Tax Free Fund           784,188         622,253        774,659         616,847        736,986         588,360
Tax Free Fund                             2,712,360       2,291,681      2,623,654       2,075,354      2,405,813       1,927,250
Small Cap Growth Opportunities Fund       4,974,793       4,779,937      4,509,985       4,372,989      6,773,068       6,638,435
Ohio Tax Free Fund (1)                       70,418             622        197,214          61,308        201,254          71,401
Short Tax Free Fund (2)                           *               *      1,704,608       1,020,852     2,1554,689       1,292,993
Intermediate Government Bond Fund (2)             *               *      2,075,906       1,261,990        999,834         625,360
Large Cap Select Fund (3)                         *               *        197,517         161,978      1,488,244       1,328,926

----------
*    Fund was not in operation during this fiscal year.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003.

SUB-ADVISOR FOR INTERNATIONAL FUND

     Prior to December 9, 2004, Clay Finlay Inc. was the sub-advisor to the International Fund under an agreement with the Advisor dated July 1, 2001 (the "Clay Finlay Subadvisory Agreement"). For its services to International Fund under the Clay Finlay Subadvisory Agreement, Clay Finlay was paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets and 0.10% of International Fund's average daily net assets in excess of $500 million.

     The following table sets forth total sub-advisory fees before waivers and after waivers for the International Fund for the fiscal years/periods ended September 30, 2002, September 30, 2003 and September 30, 2004:

                                             FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                             SEPTEMBER 30, 2002             SEPTEMBER 30, 2003             SEPTEMBER 30, 2004
                                       -----------------------------  -----------------------------  -----------------------------
                                        ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE   ADVISORY FEE    ADVISORY FEE
                                       BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
                                       --------------  -------------  --------------  -------------  --------------  -------------
International Fund                       $1,506,135      $1,506,135     $1,601,819      $1,601,819     $2,007,134      $2,007,134

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") replaced Clay Finlay as the subadvisor to the International Fund under an agreement with the Advisor and FAIF dated December 9, 2004 (the "J.P. Morgan Subadvisory Agreement) and is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions for the Fund. J.P. Morgan has been retained by the Advisor and is paid a portion of the advisory fee. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J.P. Morgan and its affiliates had approximately $735 billion in assets under management. For its services to International Fund under the J.P. Morgan Subadvisory Agreement, J.P. Morgan is paid a monthly fee by the Advisor equal on an annual basis to a percentage of the Fund's average daily net assets as set forth in the following table:

                                          ADVISORY FEE AS A PERCENTAGE OF
                                                 AVERAGE NET ASSETS
                                          -------------------------------
On the first $100 million in assets                    0.34%
On the next $250 million in assets                     0.30%
On the next $1.25 billion in assets                    0.24%
On all assets in excess of $1.6 billion                0.22%

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus, the Advisor and/or Quasar Distributors, LLC (the "Distributor") may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions) under the categories described below for the purpose of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. These categories are not mutually exclusive, and a single institution may receive payments under all categories. These payments may create an incentive for an institution or its representatives to recommend or offer shares of the fund or other First American Funds to its customers. These additional payments are made pursuant to agreements with institutions and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the Fund as shown in the "Fund Summaries" section of the prospectus.

     Marketing Support Payments. The Advisor and/or Distributor may make payments to certain institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds. An institution's marketing support services may include business planning assistance, advertising, educating the institution's personnel about the First American Funds and shareholder financial planning needs, placement on the institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the institution. The Advisor and/or Distributor compensate institutions differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing support and educational activities provided by the institution. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

     The payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the funds by the institution's customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the Advisor and/or Distributor.

     Except as described below, in the case of any one institution, marketing support payments are not expected, with certain limited exceptions, to exceed 0.35% of the average net assets of First American Funds' retail mutual funds attributable to that institution on an annual basis.

     Transaction Support Payments. The types of payments that the Advisor and/or Distributor may make under this category include, among others, payment of ticket charges of up to $25 per purchase or exchange order placed by an institution or one time payments for ancillary services such as setting up funds on an institution's mutual fund trading system.

     Program Servicing Payments. The Advisor and/or Distributor may also make payments to certain institutions that sell First American Fund shares through retirement plans and other investment programs to compensate institutions for a variety of services they provide to such programs. An institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by the Advisor and/or Distributor for program servicing support to any one institution are not expected, with certain limited exceptions, to exceed 0.25% of the total assets in the program on an annual basis. In addition, the Advisor and/or Distributor may make one-time or annual payments to selected institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of First American Funds on the institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such institution on an annual basis to exceed the amounts set forth above.

     Other Payments. From time to time, the Advisor and/or Distributor, at its expense, may provide additional compensation to institutions that sell or arrange for the sale of shares of the fund(s). Such compensation may include financial assistance to institutions that enable the Advisor and/or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other institution employees, client and investor events and other institution-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending up on the nature of the event.

     The Advisor and/or Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. Total compensation of such employees with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

     In addition to payments to institutions described above, the Advisor and/or Distributor, at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. The Advisor and/or Distributor makes payments for events it deems appropriate, subject to its internal guidelines and applicable law. You can ask your institution for information about any payments it receives from the Advisor and/or Distributor and the services it provides for those payments.

     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

ADMINISTRATOR

     U.S. Bancorp Asset Management, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2005. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various Sub-Administration services. USBFS is a subsidiary of U.S. Bancorp.


     Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family includes all series of FAF, FASF and FAIF. FAIP also was included in the first American fund family prior to liquidation of FAIP's portfolios.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

     The following table sets forth total administrative fees (including fees for transfer agency services), after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                        ------------------   ------------------   ------------------
Balanced Fund                               $1,232,259           $1,420,901           $1,320,572
Equity Income Fund                           1,356,814            3,511,977            4,311,166
Equity Index Fund                            4,265,306            4,840,790            6,150,067
Large Cap Value Fund                         2,412,710            2,775,381            3,058,918
Mid Cap Value Fund                             740,389              831,906            1,138,490
Small Cap Value Fund                         1,103,243            1,157,389            1,243,567
Small Cap Index Fund                           261,907              282,678              411,701
International Fund                           1,651,068            2,308,587            3,301,596
Real Estate Securities Fund                    270,719              447,708              985,591
Small-Mid Cap Core Fund                        300,039              270,356              305,554
Total Return Bond Fund                         517,372              718,101              727,212
Core Bond Fund                               3,114,118            5,092,255            5,473,804
Intermediate Term Bond Fund                  2,110,529            3,599,126            3,609,652
Short Term Bond Fund                         1,076,495            2,385,607            2,821,891
High Income Bond Fund                          390,721              554,786              743,582
Arizona Tax Free Fund                           47,084               72,574               55,939
California Intermediate Tax Free Fund          103,475              134,392              128,523
California Tax Free Fund                        58,377               73,717               71,523
Colorado Intermediate Tax Free Fund            127,727              194,354              156,589
Colorado Tax Free Fund                          62,854               81,109               66,827
Intermediate Tax Free Fund                   1,072,427            1,952,321            1,854,990
Minnesota Intermediate Tax Free Fund           574,482              725,970              693,351
Minnesota Tax Free Fund                        405,801              521,448              466,617
Nebraska Tax Free Fund                          65,496               92,461               93,196
Oregon Intermediate Tax Free Fund              341,378              418,972              388,110
Tax Free Fund                                1,181,790            1,418,838            1,266,721
Small Cap Growth Opportunities Fund            772,159              870,572            1,273,030
Mid Cap Growth Opportunities Fund            1,354,549            2,970,773            3,773,976
U.S. Government Mortgage Fund                  464,629              722,444              692,085
Mid Cap Index Fund                             505,256              596,317              843,047
Small Cap Select Fund                        1,032,427            2,326,747            2,877,351
Large Cap Growth Opportunities Fund            778,102            2,478,451            3,582,880
Missouri Tax Free Fund                         353,802              527,865              492,461
Ohio Tax Free Fund (1)                          31,267              106,636              105,997
Short Tax Free Fund (2)                              *              920,954            1,136,738
Intermediate Government Bond Fund (2)                *            1,122,971              524,762
Large Cap Select Fund (3)                            *               82,202              604,780

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003.

Transfer Agent

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated July 1, 2005. Pursuant to the Transfer Agency and Shareholder Servicing Agreement, the Funds pay USBFS per account and per CUSIP fees as well as an annual fee of 0.10% of each Fund's average daily net assets for certain shareholder services and establishing and servicing omnibus accounts by contracting with qualifying financial institutions. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

DISTRIBUTOR

     Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to distribution agreements applicable to the various share classes. These agreements are referred to collectively as the "Distribution Agreements." The Distributor is a wholly owned subsidiary of U.S. Bancorp. Prior to October 1, 2001 SEI Investments Distribution Co. served as the distributor for the Funds. .

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreements, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreements to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Institutions. Participating Institutions that enter into sales agreements with the Funds' Distributor to perform share distribution services may receive a commission on such sales of the Funds (except Equity Index Fund, Mid Cap Index Fund, and Small Cap Index
Fund) equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                         TOTAL UNDERWRITING COMMISSIONS

                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                        ------------------   ------------------   ------------------
Balanced Fund                                $153,517             $123,080             $174,805
Equity Income Fund                            199,267              308,773              653,003
Large Cap Growth Opportunities Fund            99,397               91,912              158,963
Large Cap Value Fund                           83,472              130,851               97,995
Equity Index Fund                             251,691              281,966              411,383
Mid Cap Index Fund                             41,014               33,680               57,249
Small Cap Index Fund                           42,844               23,013               40,734
Small Cap Growth Opportunities Fund            29,371              141,980              700,061
Mid Cap Growth Opportunities Fund             182,760              135,624              251,353
Mid Cap Value Fund                             47,693               46,608              100,671
Small Cap Select Fund                         296,526              139,593              195,684
Small Cap Value Fund                          165,821               75,020               95,241
International Fund                             46,858               86,502               78,519
Real Estate Securities Fund                    44,300               10,890              204,877
Small-Mid Cap Core Fund                        79,566               46,905               52,922
Total Return Bond Fund                         24,545               81,539               77,286
Core Bond Fund                                329,845              294,282              231,211
Intermediate Term Bond Fund                    57,428               81,492               63,980
Short Term Bond Fund                          245,630              440,796              136,420
High Income Bond Fund                          32,268              147,849              123,393
U.S. Government Mortgage Fund                 182,645              471,259               86,343
Arizona Tax Free Fund                           1,287               16,483               25,979
California Intermediate Tax Free Fund          16,363               31,935               20,011
California Tax Free Fund                        9,686               41,548               45,356
Colorado Intermediate Tax Free Fund            81,614              159,037               38,569
Colorado Tax Free Fund                         58,958               47,641               21,237
Intermediate Tax Free Fund                     45,124              103,049               22,352
Minnesota Intermediate Tax Free Fund           46,309              155,605              107,669
Minnesota Tax Free Fund                        80,179              186,197               85,748
Missouri Tax Free Fund                        101,805              131,125               60,845
Nebraska Tax Free Fund                          3,625               14,711               67,116
Oregon Intermediate Tax Free Fund              19,377               40,551               30,543
Tax Free Fund                                  46,352               64,205              118,133
Ohio Tax Free Fund (1)                         15,416               14,335               24,187
Short Tax Free Fund (2)                             *               39,802               17,522
Intermediate Government Bond Fund (2)               *               59,670                3,579
Large Cap Select Fund (3)                           *                8,018               15,390

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003.

                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR

                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                        ------------------   ------------------   ------------------
Balanced Fund                                 $20,023              $13,006             $ 19,219
Equity Income Fund                             22,650               27,332               61,747
Large Cap Growth Opportunities Fund            10,263                8,488               17,291
Large Cap Value Fund                            9,073               68,525                9,927
Equity Index Fund                              27,651               26,534               42,458
Mid Cap Index Fund                              3,849                2,314                6,876
Small Cap Index Fund                            1,631                1,414                4,999
Small Cap Growth Opportunities Fund             5,438               14,651              115,944
Mid Cap Growth Opportunities Fund              20,851               14,413               24,126
Mid Cap Value Fund                              5,997                4,916               10,046
Small Cap Select Fund                          25,722               12,424               24,209
Small Cap Value Fund                           12,094                7,663                9,033
International Fund                              6,251                6,099               32,257
Real Estate Securities Fund                     4,510                   20               57,459
Small-Mid Cap Core Fund                         4,305                4,627                6,730
Total Return Bond Fund                          2,573                2,344                5,126
Core Bond Fund                                 31,258               15,657               15,481
Intermediate Term Bond Fund                     8,891               10,434                9,141
Short Term Bond Fund                           30,699               17,820               38,498
High Income Bond Fund                           2,514                6,206                5,461
U.S. Government Mortgage Fund                  11,806               25,212                5,312
Arizona Tax Free Fund                              87                  930                2,058
California Intermediate Tax Free Fund           2,409                4,136                3,196
California Tax Free Fund                          617                2,071                4,226
Colorado Intermediate Tax Free Fund            11,496                  250                5,258
Colorado Tax Free Fund                          2,895                2,377                2,167
Intermediate Tax Free Fund                      8,415                2,100                3,244
Minnesota Intermediate Tax Free Fund            9,094               12,369               15,098
Minnesota Tax Free Fund                         4,438               11,086                6,237
Missouri Tax Free Fund                         25,162               12,751                  660
Nebraska Tax Free Fund                            256                1,090                4,981
Oregon Intermediate Tax Free Fund               2,470                6,962                4,630
Tax Free Fund                                   3,140                4,711                9,949
Ohio Tax Free Fund (1)                            970                  889                1,517
Short Tax Free Fund (2)                             *                4,528                3,367
Intermediate Government Bond Fund (2)               *                6,198                  565
Large Cap Select Fund (3)                           *                  790                3,594

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal year:

                                      NET UNDERWRITING   COMPENSATION ON
                                        DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                         COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                      ----------------   ---------------   -----------   -------------
Balanced Fund                             $ 19,219          $ 48,324            --             --
Equity Income Fund                          61,747            63,984            --             --
Large Cap Growth Opportunities Fund         17,291            68,546            --             --
Large Cap Value Fund                         9,927            37,426            --             --
Equity Index Fund                           42,458           130,065            --             --
Mid Cap Index Fund                           6,876             5,456            --             --
Small Cap Index Fund                         4,999             2,175            --             --
Small Cap Growth Opportunities Fund        115,944            35,942            --             --
Mid Cap Growth Opportunities Fund           24,126            24,714            --             --
Mid Cap Value Fund                          10,046            18,976            --             --
Small Cap Select Fund                       24,209            26,783            --             --
Small Cap Value Fund                         9,033            19,638            --             --
International Fund                          32,257            18,966            --             --
Real Estate Securities Fund                 57,459             6,518            --             --

                                      NET UNDERWRITING   COMPENSATION ON
                                        DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                         COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                      ----------------   ---------------   -----------   -------------
Small-Mid Cap Core Fund                     6,730             46,194            --             --
Total Return Bond Fund                      5,126             21,009            --             --
Core Bond Fund                             15,481             82,715            --             --
Intermediate Term Bond Fund                 9,141                 --            --             --
Short Term Bond Fund                       38,498             60,724            --             --
High Income Bond Fund                       5,461             44,519            --             --
U.S. Government Mortgage Fund               5,312             47,539            --             --
Arizona Tax Free Fund                       2,058                 --            --             --
California Intermediate Tax Free Fund       3,196                 --            --             --
California Tax Free Fund                    4,226                 42            --             --
Colorado Intermediate Tax Free Fund         5,258             23,940            --             --
Colorado Tax Free Fund                      2,167              2,688            --             --
Intermediate Tax Free Fund                  3,244             10,000            --             --
Minnesota Intermediate Tax Free Fund       15,098              4,971            --             --
Minnesota Tax Free Fund                     6,237              1,094            --             --
Missouri Tax Free Fund                        660                337            --             --
Nebraska Tax Free Fund                      4,981                754            --             --
Oregon Intermediate Tax Free Fund           4,630                 --            --             --
Tax Free Fund                               9,949                727            --             --
Ohio Tax Free Fund                          1,517              1,631            --             --
Short Tax Free Fund                         3,367                 --            --             --
Intermediate Government Bond Fund             565                 --            --             --
Large Cap Select Fund                       3,594              1,545            --             --

----------
* As disclosed below, the Funds also paid fees to the Distributor under FAIF's Rule 12b-1 Plans and under the Shareholder Service Plan and Agreement between FAIF and the Distributor. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Sub-Administration Agreement between U.S. Bancorp Asset Management and U.S. Bancorp Fund Services, LLC.

     FAIF has entered into a Shareholder Service Plan and Agreement with U.S. Bancorp Asset Management, under which U.S. Bancorp Asset Management has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class R Shares. U.S. Bancorp Asset Management has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class R Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay U.S. Bancorp Asset Management a fee at an annual rate of 0.15% of the average net asset value of the Class R Shares, computed daily and paid monthly. U.S. Bancorp Asset Management is to pay any shareholder service providers with which it enters into written agreements out of this amount. U.S. Bancorp Asset Management is currently waiving the payment of all fees under the Shareholder Service Plan and Agreement. This waiver may be discontinued at any time.

     Prior to June 30, 2004, the Class R Shares were designated Class S Shares. FAIF had entered into a Shareholder Service Plan and Agreement with the Distributor with respect to the Class S Shares (the "Class S Shareholder Service Plan and Agreement"), under which the Distributor had agreed to provide FAIF, or enter into written agreements with other service providers pursuant to which the service providers would provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. Pursuant to the Class S Shareholder Service Plan and Agreement, the Funds paid the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor paid shareholder service providers with which it had entered into written agreements out of this amount.

     The following table sets forth the total shareholder servicing fees, after waivers, paid by Class S Shares of the Funds listed below for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                                                              CLASS S SHARE
                                                       SHAREHOLDER SERVICING FEES
                                      ------------------------------------------------------------
                                       FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                      SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                      ------------------   ------------------   ------------------
Balanced Fund                              $104,964             $ 70,381              $38,768
Equity Income Fund                           40,641               54,544               26,847
Large Cap Growth Opportunities Fund           5,916               26,285               23,010
Large Cap Select Fund                             0                    2                    2
Large Cap Value Fund                         28,018               63,661               34,134
Equity Index Fund                           116,270              120,475               86,186
Mid Cap Index Fund                           10,258                9,806                6,931
Small Cap Index Fund                         40,911               13,244                6,540
Small Cap Growth Opportunities Fund           6,334                6,860                5,733
Mid Cap Growth Opportunities Fund            13,875               23,661               15,731
Mid Cap Value Fund                              237                1,553                1,858
Small Cap Select Fund                        18,301               25,346               20,680
Small Cap Value Fund                            755                2,546                3,206
International Fund                           31,015               20,609               13,155
Real Estate Securities Fund                   2,365                4,477                4,363
Small-Mid Cap Core Fund                       2,197                7,691                6,463
Total Return Bond Fund                        9,574                8,264                3,228
Core Bond Fund                               81,115               93,852               53,878
Intermediate Term Bond Fund                   4,821               17,536               11,147
Short Term Bond Fund                          2.265               11,520                7,153
High Income Bond Fund                            20                  945                  986
U.S. Government Mortgage Fund                53,859               53,650               21,251
Arizona Tax Free Fund                             *                    *                    *
California Intermediate Tax Free Fund             *                    *                    *
California Tax Free Fund                          *                    *                    *
Colorado Intermediate Tax Free Fund               *                    *                    *
Colorado Tax Free Fund                            *                    *                    *
Intermediate Tax Free Fund                        *                    *                    *
Minnesota Intermediate Tax Free Fund              *                    *                    *
Minnesota Tax Free Fund                           *                    *                    *
Missouri Tax Free Fund                            *                    *                    *
Nebraska Tax Free Fund                            *                    *                    *
Oregon Intermediate Tax Free Fund                 *                    *                    *
Tax Free Fund                                     *                    *                    *
Ohio Tax Free Fund                                *                    *                    *
Short Tax Free Fund                               *                    *                    *
Intermediate Government Bond Fund                 *                    *                    *

----------
*    Fund did not offer share class during time period indicated.

     FAIF has also adopted Plans of Distribution with respect to the Class A, Class B, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004 with respect to the Class A Shares, Class B, Class C Shares and Class R Shares (with respect to the fiscal year ended September 30, 2004 only) of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares. In addition, no distribution fees were paid with respect to the Class R Shares of the Funds (formerly designated Class S Shares) prior to June 30, 2004.

                                       FISCAL YEAR ENDED             FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                      SEPTEMBER 30, 2002            SEPTEMBER 30, 2003            SEPTEMBER 30, 2004
                                        RULE 12B-1 FEES               RULE 12B-1 FEES             RULE 12B-1 FEES(1)
                                 ----------------------------  ----------------------------  ----------------------------  CLASS R
                                  CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   SHARES
                                  SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES     (4)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Balanced Fund                    $306,627  $452,039  $ 24,980  $245,779  $342,355  $ 66,997  $274,309  $317,754  $ 66,180    $  1
Equity Income Fund                185,807   165,837   113,462   339,222   199,270   171,304   425,556   245,292   201,636       1
Large Cap Growth Opportunities
   Fund                            83,024    33,650     4,629   152,044   226,952    93,522   270,743   335,593   145,604       1
Large Cap Value Fund              245,359   405,857   104,859   218,615   329,298    73,422   260,382   286,637    70,839       1
Equity Index Fund                 473,121   939,002   296,364   375,990   701,602   295,573   505,384   748,713   320,416     174
Mid Cap Index Fund                  9,750    15,693     4,281    10,466    18,214    12,463    22,700    29,655    24,575       1
Small Cap Index Fund                4,200     3,269     2,267    6,282      6,391     7,736    14,915    13,533    17,920       1
Small Cap Growth Opportunities
   Fund                           151,442    50,204     1,510   143,887    46,209     5,439   285,622    95,271    37,039       1
Mid Cap Growth Opportunities
   Fund                           226,814    39,960     4,276   288,678    66,290    97,118   429,265   106,844   131,530       1
Mid Cap Value Fund                 37,692   126,395    37,267    36,471   100,535    30,457    54,495   105,733    31,671       1
Small Cap Select Fund              76,620    37,478    15,093   128,855    81,198    74,765   236,940   133,509   135,083       6
Small Cap Value Fund               82,916   142,212    54,918    70,724   119,191    42,014   109,245   115,893    48,383       1
International Fund                139,377   101,485   157,741   100,230    73,068   106,673   111,602    82,804   100,059      21
Real Estate Securities Fund        22,339    21,252     3,970    59,836    27,764    19,026   135,931    40,255    39,742       2
Small-Mid Cap Core Fund            84,057   186,321    96,995    60,889   141,441    63,098    76,956   164,309    72,602       *
Total Return Bond Fund             23,889   210,514    51,713    27,316   161,264    54,232    43,106   103,093    48,872       1
Core Bond Fund                    292,472   155,362    94,051   406,640   238,416   123,101   467,829   244,281   111,475       1
Intermediate Term Bond Fund        94,127         *         *   108,550         *         *   110,605        --        --      --
Short Term Bond Fund              212,038         *         *   250,904         *         *   223,123        --        --       *
High Income Bond Fund              47,343    35,519    54,670    82,674    62,912   134,551   107,212    92,011   193,252       1
U.S. Government Mortgage Fund      27,609    33,750    13,016    55,086    96,760   136,066    72,158   101,454   149,999       1
Arizona Tax Free Fund              29,420         *    17,283    34,653         *    16,220    25,321         *    10,494       *
California Intermediate Tax
   Free Fund                        6,396         *         *     6,756         *         *     6,030         *     7,616       *
California Tax Free Fund           41,722         *     4,866    29,724         *     7,124    25,646         *         8       *
Colorado Intermediate Tax Free
   Fund                            17,839         *         *    33,747         *         *    25,439         *    25,123       *
Colorado Tax Free Fund             50,626         *    16,208    40,827         *    27,458    30,203         *        --       *
Intermediate Tax Free Fund         36,664         *         *    47,919         *         *    51,695         *         *       *
Minnesota Intermediate Tax Free
   Fund                            23,417         *         *    39,578         *         *    50,048         *         *       *
Minnesota Tax Free Fund           313,653         *    60,878   324,438         *    80,502   300,555         *    74,600       *
Missouri Tax Free Fund             58,180         *        19    69,217         *     1,571    69,036         *     1,627       *
Nebraska Tax Free Fund             12,891         *     3,800    11,418         *     8,129    12,021         *    11,209       *
Oregon Intermediate Tax Free
   Fund                            10,113         *         *    11,992         *         *    13,386         *         *       *
Tax Free Fund                     118,876         *    35,135   107,845         *    39,500   102,270         *    24,849       *
Ohio Tax Free Fund (1)                217         *         3     1,354         *       802     2,858         *     1,414       *
Short Tax Free Fund (2)                 *         *         *     2,957         *         *    10,261         *         *       *
Intermediate Government Bond
   Fund (2)                             *         *         *     2,396         *         *     3,063         *         *       *
Large Cap Select Fund (3)               *         *         *       147       277        92     1,547     2,291       506       1

----------
*    Fund or class was not in operation during this fiscal year/period.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003.

(4)  For the period from June 30, 2004 to September 30, 2004.

     The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal year/period ended September 30, 2004 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                                                        FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2004
                                        ---------------------------------------------------------------------
                                        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES (1)
                                        --------------   --------------   --------------   ------------------
Balanced Fund                              $244,998         $ 65,807         $ 57,474            $38,018
Equity Income Fund                          380,332           53,626          132,815             26,319
Large Cap Growth Opportunities Fund         211,024           74,881           75,736             22,635

                                                        FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2004
                                        ---------------------------------------------------------------------
                                        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES (1)
                                        --------------   --------------   --------------   ------------------
Large Cap Value Fund                        186,373           56,561           38,032             33,587
Equity Index Fund                           397,954          121,257          190,232             84,733
Mid Cap Index Fund                           19,860            6,250           16,599              6,817
Small Cap Index Fund                         11,581            2,674           12,301              6,417
Small Cap Growth Opportunities Fund         160,839           19,451           32,170              5,662
Mid Cap Growth Opportunities Fund           328,185           23,602          103,485             15,481
Mid Cap Value Fund                           36,101           19,148           17,694              1,825
Small Cap Select Fund                       178,240           27,041           87,507             20,316
Small Cap Value Fund                         78,175           21,462           26,621              3,144
International Fund                           68,146           13,244           48,735             12,949
Real Estate Securities Fund                  96,763            6,049           28,805              4,288
Small-Mid Cap Core Fund                      37,410           26,000           36,749              6,369
Total Return Bond Fund                       38,403           23,641           26,389              3,182
Core Bond Fund                              314,348           55,057           78,298             52,997
Intermediate Term Bond Fund                  64,558               --               --             10,928
Short Term Bond Fund                        144,678                *                *              7,057
High Income Bond Fund                        49,527           18,334          103,020                964
U.S. Government Mortgage Fund                68,273           23,871          111,033             20,921
Arizona Tax Free Fund                        13,508                *            4,518                  *
California Intermediate Tax Free Fund         5,522                *                *                  *
California Tax Free Fund                     18,949                *            5,353                  *
Colorado Intermediate Tax Free Fund          21,367                *                *                  *
Colorado Tax Free Fund                       19,729                *           14,754                  *
Intermediate Tax Free Fund                   39,465                *                *                  *
Minnesota Intermediate Tax Free Fund         33,215                *                *                  *
Minnesota Tax Free Fund                     130,822                *           49,308                  *
Missouri Tax Free Fund                       59,389                *            1,444                  *
Nebraska Tax Free Fund                        4,523                *            7,341                  *
Oregon Intermediate Tax Free Fund            11,710                *                *                  *
Tax Free Fund                                62,323                *           15,741                  *
Ohio Tax Free Fund                            2,844                *            1,413                  *
Short Tax Free Fund                           8,272                *                *                  *
Intermediate Government Bond Fund             2,891                *                *                  *
Large Cap Select Fund                         1,487              549              355                  3

----------
*    Fund or class was not in operation during this fiscal year/period.

(1)  For the period from June 30, 2004 to September 30, 2004.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. The custodian of the Funds' assets is U.S. Bank, 415 Walnut Street, Cincinnati, OH 45202, and with respect to the International Fund, State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC/5 Boston, MA 02111 (each a "Custodian," together the "Custodians"). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodians take no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodians or, for International Fund, by a sub-custodian. The Custodians or sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodians also remit Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

     As compensation for its services to the Funds, U.S. Bank, as Custodian, is paid a monthly fee calculated on an annual basis equal to 0.005% of the Funds' average daily net assets. State Street Bank and Trust Company, as Custodian for the International Fund, is paid reasonable compensation as agreed upon from time to time. Sub-custodian fees with respect to International Fund are paid by State Street Bank and Trust Company out of its fees from such Fund. In addition, the Custodians are reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. The Custodians continue to serve so long as their appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP,220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor or, in the case of International Fund, its subadvisor (the "Subadvisor").

     In selecting a broker-dealer to execute securities transactions, the Advisor and each Subadvisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. However, in the case of the Advisor, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research products and services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Funds may pay up in recognition of the value of brokerage and research products and services provided to the Advisor or Subadvisor by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called "soft-dollars". However, the Advisor and Subadvisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Subadvisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Subadvisor with respect to the Funds.

     The types of brokerage products and services the Advisor or Subadvisor receive from broker-dealers include automated equity trade order entry and execution systems. Such brokerage products and services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research products and services the Advisor or Subadvisor receive include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor or Subadvisor by, or through, broker-dealers.

     The research products and services the Advisor or Subadvisor receive from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's or Subadvisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor or Subadvisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor or Subadvisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor or Subadvisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor and Subadvisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor and Subadvisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

     In some cases, the Advisor and Subadvisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Advisor or respective Subadvisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor or Subadvisor has a conflict of interest in making such decisions.

     Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

     It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor, Subadvisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor or Subadvisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor or Subadvisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 2002, September 30, 2003 and September 30, 2004:

                               FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                              SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                              ------------------   ------------------   ------------------
Balanced Fund                     $  981,441           $1,209,854           $  699,188
Equity Income Fund                   942,243            1,599,002              627,481
Equity Index Fund                    111,002              106,468               18,920
Large Cap Value Fund               3,236,937            3,559,560            3,641,378
Mid Cap Value Fund                 1,104,016            1,418,759            1,260,801
Small Cap Value Fund               1,078,075            1,277,578            1,163,671
International Fund                 2,207,445            3,266,765            3,526,517
Real Estate Securities Fund          586,498              577,285            1,607,319
Small-Mid Cap Core Fund            1,167,418              758,602              364,167
Total Return Bond Fund                   850                   --                3,251
Core Bond Fund                            --                   --               24,670

                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2004
                                        ------------------   ------------------   ------------------
Intermediate Term Bond Fund                         --                   --                16,394
Short Term Bond Fund                                --                   --                 2,625
High Income Bond Fund                               --                2,261                 2,057
Arizona Tax Free Fund                               --                   --                    --

California Intermediate Tax Free Fund               --                   --                    --
California Tax Free Fund                            --                   --                    --
Colorado Intermediate Tax Free Fund                 --                   --                    --
Colorado Tax Free Fund                              --                   --                    --
Intermediate Tax Free Fund                          --                   --                    --
Minnesota Intermediate Tax Free Fund                --                   --                    --
Minnesota Tax Free Fund                             --                   --                    --
Nebraska Tax Free Fund                              --                   --                    --
Oregon Intermediate Tax Free Fund                   --                   --                    --
Tax Free Fund                                       --                   --                    --
Mid Cap Index Fund                              26,173               41,878                48,208
Small Cap Index Fund                            99,985               56,515                50,093
Small Cap Growth Opportunities Fund          1,883,225            3,674,486             6,041,255
Small Cap Select Fund                        3,232,105            6,052,886             6,712,486
Mid Cap Growth Opportunities Fund            3,503,333            5,799,998             6,991,583
Large Cap Growth Opportunities Fund            448,501            2,054,359             4,165,004
U.S. Government Mortgage Fund                       --                   --                 2,971
Missouri Tax Free Fund                              --                   --                    --
Ohio Tax Free Fund (1)                              --                   --                    --
Short Tax Free Fund (2)                              *                   --                    --
Intermediate Government Bond Fund (2)                *                   --                 1,900
Large Cap Select Fund (3)                            *              193,295               408,905

----------
*    Fund was not in operation during this fiscal year.

--   No commissions paid.

(1)  Commenced operations on April 30, 2002.

(2)  Commenced operations on October 25, 2002.

(3)  Commenced operations on January 31, 2003.

At September 30, 2004, certain Funds held the securities of their "regular brokers or dealers," as follows:

                            REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                           ISSUING SECURITIES        HELD BY FUND (000)      TYPE OF SECURITIES
----                       --------------------------   --------------------   ---------------------
Balanced Fund              Bank of America                     $ 6,866         Equity Securities
                           Citigroup                             9,021         Equity Securities
                           Goldman Sachs                         3,822         Equity Securities
                           Lehman Brothers                         983         Equity Securities
                           Merrill Lynch                         1,186         Equity Securities
                           Bank of America                         811         Corporate Obligations
                           Bear Stearns                          4,523         Corporate Obligations
                           Deutsche Bank                           725         Corporate Obligations
                           Goldman Sachs                        14,063         Corporate Obligations
                           Greenwich Capital                     8,816         Corporate Obligations
                           Lehman Brothers                      19,492         Corporate Obligations
                           Merrill Lynch                         8,264         Corporate Obligations
                           Morgan Stanley Dean Witter            1,392         Corporate Obligations

Core Bond Fund             Bear Stearns                        $26,531         Corporate Obligations
                           Credit Suisse First Boston            7,355         Corporate Obligations
                           Goldman Sachs                        64,728         Corporate Obligations
                           Greenwich Capital                    38,453         Corporate Obligations
                           Lehman Brothers                      89,725         Corporate Obligations
                           Merrill Lynch                        24,849         Corporate Obligations
                           Morgan Stanley Dean Witter           22,324         Corporate Obligations

                            REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                           ISSUING SECURITIES        HELD BY FUND (000)      TYPE OF SECURITIES
----                       --------------------------   --------------------   ---------------------
Total Return Bond Fund     Bank of America                   $    4,363        Corporate Obligations
                           Bear Stearns                           3,306        Corporate Obligations
                           Credit Suisse First Boston             4,311        Corporate Obligations
                           Goldman Sachs                          8,429        Corporate Obligations
                           Greenwich Capital                      2,596        Corporate Obligations
                           Lehman Brothers                        9,509        Corporate Obligations
                           Merrill Lynch                          3,823        Corporate Obligations
                           Morgan Stanley Dean Witter             5,602        Corporate Obligations

Equity Income Fund         Bank of America                   $   33,593        Equity Securities
                           Citigroup                             41,743        Equity Securities
                           Goldman Sachs                          7,607        Equity Securities
                           Merrill Lynch                         13,401        Equity Securities
                           Morgan Stanley Dean Witter            11,050        Equity Securities
                           Bear Stearns                           9,139        Corporate Obligations
                           Goldman Sachs                         35,500        Corporate Obligations
                           Greenwich Capital                     21,089        Corporate Obligations
                           Lehman Brothers                       49,207        Corporate Obligations
                           Merrill Lynch                          9,982        Corporate Obligations
                           Morgan Stanley Dean Witter             3,515        Corporate Obligations

Equity Index Fund          Bank of America                   $   39,529        Equity Securities
                           Bear Stearns                           2,304        Equity Securities
                           Citigroup                             50,179        Equity Securities
                           Goldman Sachs                          9,941        Equity Securities
                           Lehman Brothers                        4,875        Equity Securities
                           Merrill Lynch                         10,489        Equity Securities
                           Morgan Stanley Dean Witter            11,930        Equity Securities
                           Bear Stearns                       1,895,451        Corporate Obligations
                           Goldman Sachs                         73,629        Corporate Obligations
                           Greenwich Capital                     43,740        Corporate Obligations
                           Lehman Brothers                      102,060        Corporate Obligations
                           Merrill Lynch                         29,160        Corporate Obligations
                           Morgan Stanley Dean Witter             7,290        Corporate Obligations

High Income Bond Fund      Bear Stearns                      $    1,998        Corporate Obligations
                           Goldman Sachs                          7,764        Corporate Obligations
                           Greenwich Capital                      4,612        Corporate Obligations
                           Lehman Brothers                       10,762        Corporate Obligations
                           Merrill Lynch                          3,076        Corporate Obligations
                           Morgan Stanley Dean Witter               769        Corporate Obligations

Intermediate Term Bond
Fund                       Bear Stearns                      $   17,196        Corporate Obligations
                           Credit Suisse First Boston            19,824        Corporate Obligations
                           Deutsche Bank                          7,411        Corporate Obligations
                           Goldman Sachs                         31,652        Corporate Obligations
                           Greenwich Capital                     23,651        Corporate Obligations
                           Lehman Brothers                       43,876        Corporate Obligations
                           Merrill Lynch                         17,012        Corporate Obligations
                           Morgan Stanley Dean Witter            27,977        Corporate Obligations

Large Cap Growth
Opportunities Fund         Goldman Sachs                     $   14,887        Equity Securities
                           Lehman Brothers                       13,865        Equity Securities
                           Bear Stearns                          12,627        Corporate Obligations
                           Goldman Sachs                         41,282        Corporate Obligations
                           Lehman Brothers                       67,995        Corporate Obligations
                           Merrill Lynch                         19,428        Corporate Obligations
                           Morgan Stanley Dean Witter             4,857        Corporate Obligations

Large Cap Select Fund      Goldman Sachs                     $    2,699        Equity Securities
                           Lehman Brothers                        1,014        Equity Securities
                           Merrill Lynch                          1,579        Equity Securities
                           Bear Stearns                           2,432        Corporate Obligations
                           Goldman Sachs                          9,446        Corporate Obligations
                           Greenwich Capital                      5,613        Corporate Obligations
                           Lehman Brothers                       13,097        Corporate Obligations

                            REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                           ISSUING SECURITIES        HELD BY FUND (000)      TYPE OF SECURITIES
----                       --------------------------   --------------------   ---------------------
                           Merrill Lynch                         3,742         Corporate Obligations
                           Morgan Stanley Dean Witter              936         Corporate Obligations

Large Cap Value Fund       Bank of America                     $51,089         Equity Securities
                           Citigroup                            44,174         Equity Securities
                           Goldman Sachs                        14,772         Equity Securities
                           Merrill Lynch                        12,513         Equity Securities
                           Bear Stearns                          8,782         Corporate Obligations
                           Goldman Sachs                        34,109         Corporate Obligations
                           Greenwich Capital                    20,264         Corporate Obligations
                           Lehman Brothers                      47,282         Corporate Obligations
                           Merrill Lynch                        13,510         Corporate Obligations
                           Morgan Stanley Dean Witter            3,377         Corporate Obligations

Mid Cap Growth
Opportunities Fund         Bear Stearns                        $13,748         Corporate Obligations
                           Goldman Sachs                        53,406         Corporate Obligations
                           Greenwich Capital                    31,726         Corporate Obligations
                           Lehman Brothers                      74,028         Corporate Obligations
                           Merrill Lynch                        21,151         Corporate Obligations
                           Morgan Stanley Dean Witter            5,288         Corporate Obligations

Mid Cap Index Fund         Bear Stearns                        $ 3,398         Corporate Obligations
                           Goldman Sachs                        13,198         Corporate Obligations
                           Greenwich Capital                     7,841         Corporate Obligations
                           Lehman Brothers                      14,374         Corporate Obligations
                           Merrill Lynch                         5,228         Corporate Obligations
                           Morgan Stanley Dean Witter            1,307         Corporate Obligations

Mid Cap Value Fund         Bear Stearns                        $ 4,346         Corporate Obligations
                           Goldman Sachs                        16,885         Corporate Obligations
                           Greenwich Capital                    10,031         Corporate Obligations
                           Lehman Brothers                      23,405         Corporate Obligations
                           Merrill Lynch                         6,687         Corporate Obligation
                           Morgan Stanley Dean Witter            1,672         Corporate Obligations

Real Estate Securities
Fund                       Bear Stearns                        $ 2,658         Corporate Obligations
                           Goldman Sachs                        10,325         Corporate Obligations
                           Greenwich Capital                     6,134         Corporate Obligations
                           Lehman Brothers                      14,312         Corporate Obligations
                           Merrill Lynch                         4,090         Corporate Obligations
                           Morgan Stanley Dean Witter            1,022         Corporate Obligations

Short Term Bond Fund       Bear Stearns                        $22,635         Corporate Obligations
                           Credit Suisse First Boston            7,899         Corporate Obligations
                           Goldman Sachs                        29,247         Corporate Obligations
                           Greenwich Capital                    18,827         Corporate Obligations
                           Lehman Brothers                      32,197         Corporate Obligations
                           Merrill Lynch                        17,857         Corporate Obligations
                           Morgan Stanley Dean Witter            2,068         Corporate Obligations

Small Cap Growth
Opportunities Fund         Bear Stearns                        $ 3,009         Corporate Obligations
                           Goldman Sachs                        11,689         Corporate Obligations
                           Greenwich Capital                     6,945         Corporate Obligations
                           Lehman Brothers                      16,205         Corporate Obligations
                           Merrill Lynch                         4,630         Corporate Obligations
                           Morgan Stanley Dean Witter            1,158         Corporate Obligations

Small Cap Index Fund       Bear Stearns                        $   777         Corporate Obligations
                           Goldman Sachs                         3,019         Corporate Obligations
                           Greenwich Capital                     1,794         Corporate Obligations
                           Lehman Brothers                       4,186         Corporate Obligations
                           Merrill Lynch                         1,196         Corporate Obligations
                           Morgan Stanley Dean Witter              299         Corporate Obligations

                            REGULAR BROKER OR DEALER    AMOUNT OF SECURITIES
FUND                           ISSUING SECURITIES        HELD BY FUND (000)      TYPE OF SECURITIES
----                       --------------------------   --------------------   ---------------------
Small Cap Select Fund      Bear Stearns                        $ 7,603         Corporate Obligations
                           Goldman Sachs                        29,533         Corporate Obligations
                           Greenwich Capital                    17,545         Corporate Obligations
                           Lehman Brothers                      40,937         Corporate Obligations
                           Merrill Lynch                        11,696         Corporate Obligations
                           Morgan Stanley Dean Witter            2,924         Corporate Obligations

Small Cap Value Fund       Bear Stearns                        $ 3,093         Corporate Obligations
                           Goldman Sachs                        12,017         Corporate Obligations
                           Greenwich Capital                     7,139         Corporate Obligations
                           Lehman Brothers                      16,656         Corporate Obligations
                           Merrill Lynch                         4,759         Corporate Obligations
                           Morgan Stanley Dean Witter            1,190         Corporate Obligations

Small-Mid Cap Core Fund    Bear Stearns                        $   943         Corporate Obligations
                           Goldman Sachs                         3,665         Corporate Obligations
                           Greenwich Capital                     2,177         Corporate Obligations
                           Lehman Brothers                       5,079         Corporate Obligations
                           Merrill Lynch                         1,452         Corporate Obligations
                           Morgan Stanley Dean Witter              363         Corporate Obligations

U.S. Government Mortgage
Fund                       Bear Stearns                        $ 1,559         Corporate Obligations
                           Goldman Sachs                         6,057         Corporate Obligations
                           Greenwich Capital                     3,598         Corporate Obligations
                           Lehman Brothers                       8,395         Equity Securities
                           Merrill Lynch                         2,398         Corporate Obligations
                           Morgan Stanley Dean Witter              600         Corporate Obligations

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.


     As of September 20, 2005, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT    39.11%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        66.22%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

IONE R DILLEY TTEE                                         7.64%
KENNETH P KELLEY REVOC TRUST
U/A 4/8/97
13593 VILLAGE COURT
CLIVE IA 50325-8539

BAND & CO                                                           89.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                      6.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MINNESOTA TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT    57.16%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WELLS FARGO INVESTMENTS               11.73%
608 SECOND AVENUE SOUTH 8TH FL
MINNEAPOLIS MN 554021916

PIPER JAFFRAY FOR THE SOLE BENEFIT                        57.74%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC.                                7.26%
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND &CO                                                            86.85%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                                   6.63%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

HIGH INCOME BOND

PIPER JAFFRAY FOR THE SOLE BENEFIT    27.22%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT              12.70%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        58.17%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           67.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             16.34%
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     15.97%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MCB TRUST SERVICES CUST FBO                                                   68.89%
MCCARTNEY LAW FIRM PC
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                   31.11%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

SMALL CAP VALUE

PIPER JAFFRAY FOR THE SOLE BENEFIT    18.68%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                             7.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT              18.65%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        43.64%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                 8.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                        32.82%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

CAPINCO                                                             24.25%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                          18.55%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           14.63%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                      8.80%
PO BOX 1787
MILWAUKEE WI 53201-1787

MCB TRUST SERVICES CUST FBO                                                   63.94%
MCCARTNEY LAW FIRM PC
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                   36.06%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

CALIF INTER TAX FREE

US BANCORP INVESTMENTS INC.           11.36%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC.            6.37%
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
US BANCORP INVESTMENTS INC.            5.87%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

BAND & CO                                                           79.66%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     18.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OREGON INTER TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT     7.31%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WILLIAM L MAIN WARING                  6.66%
1090 SOUTHRIDGE PL S
SALEM OR 97302-5947

ATWELL & CO                            6.50%
PO BOX 2044
PECK SLIP STATION
NEW YORK NY 10036

US BANCORP INVESTMENTS INC.            5.27%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

WASHINGTON & CO                                                     49.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           47.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

EQUITY INCOME

PIPER JAFFRAY FOR THE SOLE BENEFIT               6.47%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        63.27%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           37.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
WASHINGTON & CO                                                     33.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             18.11%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                           8.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MR RON SEIDLE FBO                                                             35.97%
RON SEIDLE CHEVROLET 401K
1141 E MAIN ST
CLARION PA 16214-1209

ANNETTE BURKARD FBO                                                           20.25%
NABERS PONTIAC GMC BUICK &
CADILLAC 401K
2600 HARBOR BLVD
COSTA MESA CA 92626-5228

VICTOR COVARRUBIAS MARY K MAIN                                                15.04%
FBO
VICTOR BUICK-GMC TRUCK INC 401K
2525 WARDLOW RD
CORONA CA 92882-2873

OFI TRUST CO FBO                                                              10.13%
DOMINGO VARA CHEVROLET 401K
8011 I-H 35 S
SAN ANTONIO TX 78224-1336

MR BRAD JOSEPH FBO                                                             8.53%
OLIVER C JOSEPH INC 401K
223 W MAIN ST
BELLEVILLE IL 62220-1503

INTERMEDIATE TAX FREE

UNIFIED TRUST COMPANY NA               7.34%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

BAND & CO                                                           50.11%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     42.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                              7.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CORE BOND

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT    13.47%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                             13.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                             8.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                5.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        43.05%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                22.94%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           57.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             15.12%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     11.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                           9.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         5.99%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MCB TRUST SERVICES CUST FBO                                                   92.29%
SHUMATE TRI-CITY LLC
700 17TH ST STE 300
DENVER CO 80202-3531

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
US BANCORP ASSET MANAGEMENT                                                   6.97%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

INTERMEDIATE TERM BOND

MUGGS & CO                            19.44%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT    14.50%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           45.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             27.81%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     18.75%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                           6.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TERM BOND

PIPER JAFFRAY FOR THE SOLE BENEFIT    10.13%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           47.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             31.70%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                    17.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
LARGE CAP VALUE

PIPER JAFFRAY FOR THE SOLE BENEFIT    21.41%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                8.97%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                             6.67%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT              15.48%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        58.18%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                 6.50%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           34.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                        25.76%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

WASHINGTON & CO                                                      7.37%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                           6.44%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PERSHING LLC                                                                  75.51%
PO BOX 2052
JERSEY CITY NJ 07303-2052

US BANCORP ASSET MANAGEMENT                                                   18.76%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MG TRUST CO CUST FBO                                                           5.73%
METALOGIC INC
700 17TH ST STE 300
DENVER CO 80202-3531

MID CAP VALUE

PIPER JAFFRAY FOR THE SOLE BENEFIT     9.66%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

UNIFIED TRUST COMPANY NA               8.96%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

UNIFIED TRUST COMPANY NA OMNIBUS       8.13%
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

PIPER JAFFRAY FOR THE SOLE BENEFIT              17.51%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        26.58%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                12.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BEAR STEARNS SECURITIES CORP                               6.38%
1 METROTECH CENTER NORTH
BROOKLYN NY 11201-3870

CAPINCO                                                             36.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           21.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                        17.06%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

WASHINGTON & CO                                                    15.35%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MUGGS & CO                                                          8.30%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LINDA J WILCZYNSKI FBO                                                        25.22%
MASTER TILE INC 401K
1205 W LINCOLN HWY
MERRILLVILLE IN 46410-5319

GSEC L P                                                                      16.66%
30 HUDSON ST
JERSEY CITY NJ  07302-4600

DONALD BONANDER FBO                                                           12.14%
BONANDER GROUP 401K SERVICES
231 S CENTER ST
TURLOCK CA 95380-4918

MCB TRUST SERVICES CUST FBO                                                   11.88%
FBO BK GIULNI CORP
700 17TH ST STE 300
DENVER CO 80202-3531

JANICE GRAY IVAN CURIEL MICHAEL                                                6.95%
FREEMAN FBO FREEMAN & CURIEL
ENGINEERING LLP 401K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

EQUITY INDEX

MUGGS & CO                            12.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                             10.55%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT    10.24%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT              17.50%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        29.94%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                22.73%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MUGGS & CO                                                          28.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           24.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             18.01%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     13.03%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANK CUST                                                        11.58%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

GREENWOOD CHEVROLET 401K PL                                                   18.46%
GREG GREENWOOD TTEE
4695 MAHONING AVE
YOUNGSTOWN OH 44515-1614

MR CLIFFORD P DIVER JR                                                        11.62%
MS CHRISTINE C MCCARTY FBO
CP DIVER CHEVROLET-OLDS INC 401K
1215 COASTAL HWY
LEWES DE 19958-1717

MR TIMOTHY SEALE FBO                                                          10.55%
TOM CLARK CHEVROLET INC 401K PLAN
1063 LONG RUN RD
MCKEESPORT PA 15132-7445

MG TRUST CO CUST FBO                                                           9.16%
CARMEL ARCHITECTURAL SALES 401K P
700 17TH ST STE 300
DENVER CO 80202-3531

WILKINS BUIK ISUZU INC 401K PL                                                 7.35%
PHYLLIS WOHARD TTEE
6913 RITCHIE HWY
GLEN BURNIE MD 21061-2313

CREST CHEVROLET INC 401K                                                       6.55%
ROBERT WEISS TTEE
802 EASTMAN RD
NORTH CONWAY NH 03860

DONALD BONANDER FBO                                                            6.21%
BONANDER GROUP 401K SAVINGS
231 S CENTER ST
TURLOCK CA 95830-4918

BALANCED

MUGGS & CO                            9.13%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT     8.52%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT              10.94%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                66.96%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        18.27%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                          85.44%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                              8.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

US BANCORP ASSET MANAGEMENT                                                  100.00%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MINNESOTA INTER TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT    31.12%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND AND CO                                                         90.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

WASHINGTON & CO                                                      5.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

COLORADO INTER TAX FREE

U.S. BANCORP INVESTMENTS INC.         14.33%
60 LIVINGSTON AVENUE
ST PAUL MN 55107-2292

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT     7.86%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

ATWELL & CO                            6.19%
PO BOX 2044
PECK SLIP STATION
NEW YORK NY 10038

BAND AND CO                                                         70.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     25.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

TECHNOLOGY

PIPER JAFFRAY FOR THE SOLE BENEFIT    17.54%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                            14.89%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CHARLES SCHWAB & CO INC               11.49%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

FIDELITY INVESTMENTS INSTL OPS CO      9.17%
AGENT FOR CERTAIN EMPLOYEE PLN
100 MAGELLAN WAY
COVINGTON KY 41015-1999

PIPER JAFFRAY FOR THE SOLE BENEFIT              16.88%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        41.25%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

UBS FINANCIAL SERVICES INC. FBO                            7.79%
B.P. LESTER AND REGINA JOHN
FOUNDATION
1000 SW VISTA AVE APT 116
PORTLAND OR 97205-1131

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MUGGS & CO                                                 5.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                          59.18%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON &  CO                                                    14.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             13.83%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           11.66%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INTERNATIONAL

PIPER JAFFRAY FOR THE SOLE BENEFIT    24.42%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                            13.32%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                7.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT              24.24%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        48.51%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                 9.09%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             51.68%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-178

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
BAND & CO                                                           25.80%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     14.37%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                           35.47%
LIFESHARE INC
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                           34.48%
AMERICAN EAGLE MORTGAGE
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                           14.88%
EFFICIENT LIGHTING SALES CO INC
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                           10.56%
ULTRAVIOLET RESOURCES INTERNAT
700 17TH STE 300
DENVER CO 80202-3531

REAL ESTATE SECURITIES

UNIFIED TRUST COMPANY NA              23.41%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

NFS LLC FEBO                          17.36%
PREMIER TRUST FMT/FIRST AMER REA
FIRST MERCANTILE TRUST CO TTEE
ATTN: FUNDS MGMT
57 GERMANTOWN CT FL 4
CORDOVA TN 38018

LASALLE BANK NATIONAL ASSOCIATION      9.66%
PO BOX 1443
CHICAGO IL 60690-1443

CHARLES SCHWAB & CO INC                5.11%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERTY ST
SAN FRANCISCO CA 94104-4122

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT              5.96%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        26.66%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                 9.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           37.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             26.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     17.94%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

C/O FIRST CITIZENS BANK & TRUST                                      7.00%
MCWOOD & CO
PO BOX 29522
RALEIGH NC 27626-0522

MUGGS & CO                                                           5.59%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MCB TRUST SERVICES CUST FBO                                                   46.13%
KEMKO INC
700 17TH ST STE 300
DENVER CO 80202-3531

HOLLY C HOWLETT II FBO                                                        17.36%
TECHSTAR 401K PLAN
805 S WHEATLEY
RIDGELAND MS 39157-5000

MCB TRUST SERVICES CUST FBO                                                   12.34%
CIRCLE & SQUARE INC
700 17TH ST STE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST FBO                                                   10.98%
LINEBERRY ORTHODONTICS PLLC
700 17TH ST STE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST FBO                                                    6.48%
MCCARTNEY LAW FIRM PC
700 17TH ST STE 300
DENVER CO 80202-3531

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
INTER GOVERNMENT BOND

US BANCORP INVESTMENTS INC            16.20%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT    15.02%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC            12.65%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC             7.57%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

US BANCORP INVESTMENTS INC             5.01%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

WASHINGTON & CO                                                     63.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           18.85%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                              8.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         8.23%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55101-2672

ARIZONA TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT    67.66%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        42.13%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
DEAN WITTER FOR THE BENEFIT OF                            13.23%
G RANGITSCH & L RANGITSCH CO TTEE
PO BOX 250 CHURCH STREET STATION
NEW YORK NY 10008-0250

WILLIAM BLAIR & CO LLC                                    13.08%
LEE H BROWN
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

PERSHING LLC                                               7.97%
PO BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES                                     6.57%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

BAND & CO                                                           57.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     27.05%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             13.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA TAX FREE

US BANCORP INVESTMENTS INC            10.89%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT    10.14%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC             8.85%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                24.53%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                        23.54%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                                16.29%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
US BANCORP INVESTMENTS INC                                 9.81%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                 8.64%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                           81.60%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     12.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

COLORADO TAX FREE

PIPER JAFFRAY FOR THE SOLE BENEFIT    42.36%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC             6.91%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                        67.85%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           89.38%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                      7.55%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NEBRASKA TAX FREE

UBATCO & CO                           18.65%
ATTN TRUST OPERATIONS
PO BOX 82535
LINCOLN NE 68501-2535

RICHARD H WARMAN                      13.79%
TOD
4641 N 56TH ST
LINCOLN NE 68504-1716

RBC DAIN RAUSCHER FBO                 13.71%
J. JOHN GRAINGER
2929 VAN DORN ST
LINCOLN NE 68502-4261

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT    13.68%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        39.86%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PERSHING LLC                                              16.75%
PO BOX 2052
JERSEY CITY NJ 07303-2052

US BANCORP INVESTMENTS INC                                 6.53%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                 6.46%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                               6.38%
HAROLD A RICE
18202 NICHOLAS RD
PLATTSMOUTH NE 68048-7338

BAND & CO                                                           84.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                              7.61%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                      6.74%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TAX FREE

US BANCORP INVESTMENTS INC             9.23%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC             7.54%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC             6.50%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

WASHINGTON & CO                                                     62.30%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
BAND & CO                                                           30.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                              6.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TOTAL RETURN BOND

CAPINCO                                6.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                             5.21%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT               8.93%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        73.91%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           65.25%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     19.67%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             14.59%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                       57.48%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP ASSET MANAGEMENT                                                   36.22%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MCB TRUST SERVICES CUST FBO                                                    6.31%
CIRCLE & SQUARE INC
700 17TH ST STE 300
DENVER CO 80202-3531

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
INFLATION PROTECTED SECURITIES

BAND & CO                             15.70%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP INVESTMENTS INC            12.50%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC             7.90%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC             5.17%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                15.23%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                13.30%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

PIPER JAFFRAY FOR THE SOLE BENEFIT                         9.76%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

US BANCORP INVESTMENTS INC                                 8.73%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                 6.55%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC                                 5.93%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND AND CO                                                         64.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             25.31%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                      9.22%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP ASSET MANAGEMENT                                                  100.00%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
LARGE CAP GROWTH OPPORTUNITIES

PIPER JAFFRAY FOR THE SOLE BENEFIT    17.05%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                             7.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                7.50%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT               7.87%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        48.84%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                9.78%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           38.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             25.88%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     21.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                           7.06%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         5.89%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MG TRUST CO CUST FBO                                                          99.60%
DELTA MEDIX PC
700 17TH ST STE 300
DENVER CO 80202-3531

MID CAP GROWTH OPPORTUNITIES

CAREY & CO                            18.57%
7 EASTON OVAL
COLUMBUS OH 43219-6010

PIPER JAFFRAY FOR THE SOLE BENEFIT    12.87%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT               9.29%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                37.04%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        21.00%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                                             33.02%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     22.05%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           17.96%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                          14.66%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         8.41%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

NABANK & CO                                                                   54.90%
PO BOX 2180
TULSA OK 74101-2180

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MR GORDON BJORG MR GORDON BJORG                                                5.66%
JR MR MARK KING FBO
ROY ROBINSON 401K RET PLAN
SAVINGS
6616 35TH AVE NE
TULALIP WA 98271-7422

SMALL CAP GROWTH OPPORTUNITIES

CHARLES SCHWAB & CO INC               21.64%
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

UMB BANK NA                           14.98%
J P MORGAN RETIREMENT PLAN
SERVICES
FERRELL GAS 401 (K) INVESTMENT
PLAN
U/A 08/01/1999
9300 WARD PKWY
KANSAS CITY MO 64114-3317

PIPER JAFFRAY FOR THE SOLE BENEFIT               5.16%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        42.72%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

CAPINCO                                                             47.28%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           23.34%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         7.78%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

WASHINGTON & CO                                                      6.24%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
KENNEBURT & CO                                                       5.80%
FBO EXPEDITER OMNIBUS
C/O AMSOUTH BANK
ATTN MUTUAL FUND UNIT
PO BOX 12365
BIRMINGHAM AL 35202-2365

MCB TRUST SERVICES                                                            78.54%
FBO BK GIULINI CORP
700 17TH ST STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                   21.46
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

SMALL CAP SELECT

PIPER JAFFRAY FOR THE SOLE BENEFIT    15.92%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                            12.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT              12.03%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT                        43.76%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                 9.90%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             30.05%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     24.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           21.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MUGGS & CO                                                          12.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                         9.47%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL MN 55101-2672

MR ROBERT J MURPHY JR FBO                                                     34.73%
ASSIGNED COUNSEL INC 401K
950 WEST VALLEY RD SUITE 2600
WAYNE PA 19087-1824

LEO L BUNNIN FBO                                                              19.52%
BUNNIN AUTOMOTIVE GROUP 401K
1600 AUTO CENTER DR
OXNARD CA 93036-7998

PURIFOY CHEVROLET CO 401K                                                     11.78%
ROLAND D PURIFOY TTEE
601 DENVER AVE
FOR LUPTON CO 80621-2159

WESTMINSTER PONTIAC BUICK 401K                                                10.18%
15550 BEACH BLVD
WESTMINSTER CA 92638-7105

MG TRUST CO CUST FBO                                                          9.71%
KEMKO INC
700 17TH ST STE 300
DENVER CO 80202-3531

MR RON WALLACE TTEE FBO                                                       7.37%
MISSION CHEVROLET 401K
1316 GEORGE DIETER DR
EL PASO TX 79936-7408

MID CAP INDEX

MUGGS & CO                            20.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                7.83%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT     7.29%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT               8.84%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
MUGGS & CO                                                13.88%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT                        13.79%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           38.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             27.86%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     16.98%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                          14.89%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MCB TRUST SERVICES CUST FBO                                                   46.75%
CARMEL ARCHITECTURAL SALES 401K P
700 17TH STE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST FBO                                                   21.12%
REDGRAVE & ROSENTHAL LLP
700 17TH STE 300
DENVER CO 80202-3531

SMALL CAP INDEX

MUGGS & CO                            40.79%
C/O US BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

PIPER JAFFRAY FOR THE SOLE BENEFIT    12.04%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

PIPER JAFFRAY FOR THE SOLE BENEFIT              11.40%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

FIRST CLEARING LLC CUST                         10.51%
LISA M JENSEN TRUST
LISA M JENSEN TRUSTEE
411 FREMEREY CT
DANVILLE CA 94506-2006

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                        30.35%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

MUGGS & CO                                                18.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                           38.67%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             27.94%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     19.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                                          12.53%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MCB TRUST SERVICES CUST FBO                                                   71.27%
SHUMATE TRI-CITY LLC
700 17TH STE 300
DENVER CO 80202-3531

MCB TRUST SERVICES CUST FBO                                                   14.04%
MICHAEL ROBERTS CONSTRUCTION INC
700 17TH STE 300
DENVER CO 80202-3531

US BANCORP ASSET MANAGEMENT                                                   12.38%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

U.S. GOVERNMENT MORTGAGE

CAPINCO                               23.76%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                             7.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
PIPER JAFFRAY FOR THE SOLE BENEFIT                        78.36%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

BAND & CO                                                           75.20%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             11.29%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     10.42%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP ASSET MANAGEMENT                                                   42.11%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

WELLS FARGO INVESTMENTS LLC                                                   24.17%
625 MARQUETTE AVE S 13TH FLOOR
MINNEAPOLIS MN 55402-2308

MCB TRUST SERVICES CUST FBO                                                   18.20%
CIRCLE & SQUARE INC
700 17TH STE 300
DENVER CO 80202-3531

DON STAPLEY FBO                                                               12.49%
FAIRWIND BUILDERS SAFE HARBOR
401K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

MISSOURI TAX FREE

U.S. BANCORP INVESTMENTS INC.                             56.70%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                             14.18%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

PIPER JAFFRAY FOR THE SOLE BENEFIT                         9.69%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

FIRST CLEARING LLC                                         8.55%
FBO ANDRESS KERNICK INT
ERVI TRUST DTD 7/1/92
10750 WHEAT FIRST DR
ST LOUIS MO 63131

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
U.S. BANCORP INVESTMENTS INC.                              5.79%
60 LIVINGSTON AVE
SAINT PAUL MN  55107-2292

BAND & CO                                                           81.22%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     16.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OHIO TAX FREE BOND

U.S. BANCORP INVESTMENTS INC.         27.99%
60 LIVINGSTON AVE
SAINT PAUL MN  55107-2292

NFSC LLC FEBO                         19.99%
FIRST FINANCIAL BANK
CASH ACCOUNT
ATTN TRUST OPERATIONS
PO BOX 476
HAMILTON OH 45012-0476

U.S. BANCORP INVESTMENTS INC.         12.08%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.          6.40%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.          6.37%
60 LIVINGSTON AVE
MINNEAPOLIS MN 55402-1217

PERSHING LLC                                              28.58%
PO BOX 2052
JERSEY CITY NJ  07303-2052

U.S. BANCORP INVESTMENTS INC.                             28.32%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                             16.33%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

PERSHING LLC                                               9.25%
PO BOX 2052
JERSY CITY NJ  07303-2052

U.S. BANCORP INVESTMENTS INC.                              5.82%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                              5.61%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

BAND & CO                                                           82.79%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
CAPINCO                                                             14.18%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LARGE CAP  SELECT

BAND & CO                             56.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NFSC LLC FEBO                                   10.09%
CLARE M RELIHAN
1509 RICK FLETCHER CT
CHESAPEAKE VA 23321-1854

U.S. BANCORP INVESTMENTS INC.                    8.53%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

U.S. BANCORP INVESTMENTS INC.                    5.10%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                              42.33%
MILLER STREET PARTNERSHIP
A PARTNERSHIP
PRADEEP KULKARNI
543 WEST MILLER STREET
SPRINGFIELD IL  62702-4978

PIPER JAFFRAY FOR THE SOLE BENEFIT                        27.40%
OF ITS CLIENTS
ATTN JAMI PODHRADSKY
1075 BAKER BLDG
706 SECOND AVE S
MINNEAPOLIS MN 55402-3003

WILLIAM BLAIR & CO LLC                                     8.69%
JERROLD J WEINSTEIN
222 WEST ADAMS STREET
CHICAGO IL  60606-5312

RESOURCES TRUST COMPANY CUST                               7.85%
JULIE G KERNS IRA
U/A 01/25/1999
PO BOX 5900
DENVER CO 80217-5900

BAND & CO                                                           57.38%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                             27.56%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                     14.10%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                             PERCENTAGE OF OUTSTANDING SHARES
                                     -----------------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                     -------   -------   -------   -------   -------
US BANCORP ASSET MANAGEMENT                                                   83.49%
ATTN MIKE BUTALA BC-MN-H05U
800 NICOLLET MALL
MINNEAPOLIS MN 55402-7000

MG TRUST CO CUST FBO                                                          16.51%
METALOGIC INC
700 17TH ST STE 300
DENVER CO  80202-3531


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of each Fund's Class A Shares as of September 30, 2004 was as set forth below. Please note that the public offering prices of Class B, Class C, Class Y and Class R Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                         PUBLIC OFFERING PRICE
                                                CLASS A
                                         ---------------------
Balanced Fund                                    10.71
Equity Income Fund                               13.51
Large Cap Growth Opportunities Fund              26.46
Large Cap Value Fund                             18.21
Equity Index Fund                                22.13
Mid Cap Index Fund                               12.53
Small Cap Index Fund                             14.16
Small Cap Growth Opportunities Fund              23.01
Mid Cap Growth Opportunities Fund                40.41
Mid Cap Value Fund                               21.26
Small Cap Select Fund                            16.88
Small Cap Value Fund                             17.82
International Fund                               10.78
Real Estate Securities Fund                      19.70
Small-Mid Cap Core Fund                           7.83
Total Return Bond Fund                           10.70
Core Bond Fund                                   11.77
Intermediate Term Bond Fund*                     10.49
Short Term Bond Fund*                            10.34
High Income Bond Fund                             9.87
U.S. Government Mortgage Fund                    11.20
Arizona Tax Free Fund                            11.93
California Intermediate Tax Free Fund*           10.79
California Tax Free Fund                         11.91
Colorado Intermediate Tax Free Fund*             11.23
Colorado Tax Free Fund                           12.03
Intermediate Tax Free Fund*                      11.44
Minnesota Intermediate Tax Free Fund*            10.58
Minnesota Tax Free Fund                          11.73
Missouri Tax Free Fund                           12.87
Nebraska Tax Free Fund                           11.13
Oregon Intermediate Tax Free Fund*               10.54
Tax Free Fund                                    11.68
Ohio Tax Free Fund                               10.99
Short Tax Free Fund*                             10.19
Intermediate Government Bond Fund*                9.02
Large Cap Select Fund                            13.25

*    Class C shares not offered.

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

     On September 30, 2004, the net asset values per share for each class of shares of the Funds were calculated as follows. No information is provided for Inflation Protected Securities Fund, which had not yet begun operations.

                                                           SHARES        NET ASSET
                                          NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                        -------------   -----------   ---------------
BALANCED FUND
   Class A                                119,291,838    11,790,146        10.12
   Class B                                 28,100,597     2,798,736        10.04
   Class C                                  5,980,474       584,580        10.08
   Class R                                      1,030           102        10.14
   Class Y                                283,005,340    27,895,857        10.15

EQUITY INCOME FUND
   Class A                                184,381,110    14,441,090        12.77
   Class B                                 23,868,892     1,882,098        12.68
   Class C                                 19,300,315     1,519,371        12.70
   Class R                                      1,032            81        12.78
   Class Y                              1,404,430,921   109,304,669        12.85

LARGE CAP GROWTH OPPORTUNITIES FUND
   Class A                                112,378,959     4,495,326        25.00
   Class B                                 25,632,431     1,066,910        24.02
   Class C                                 12,811,072       522,762        24.51
   Class R                                      1,005            40        24.98
   Class Y                              1,188,261,170    46,354,415        25.63

LARGE CAP VALUE FUND
   Class A                                113,682,691     6,604,165        17.21
   Class B                                 21,829,194     1,294,224        16.87
   Class C                                  6,343,650       371,732        17.07
   Class R                                      1,055            61        17.22
   Class Y                              1,021,197,335    59,162,034        17.26

EQUITY INDEX FUND
   Class A                                234,349,295    11,204,884        20.91
   Class B                                 69,828,042     3,379,566        20.66
   Class C                                 30,111,407     1,448,880        20.78
   Class R                                    332,784        15,914        20.91
   Class Y                              1,979,197,241    94,662,855        20.91

MID CAP INDEX FUND
   Class A                                 11,987,205     1,012,837        11.84
   Class B                                  3,133,202       268,584        11.67
   Class C                                  2,653,041       226,726        11.70
   Class R                                      1,050            89        11.83
   Class Y                                313,400,590    26,462,396        11.84

                                                           SHARES        NET ASSET
                                          NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                        -------------   -----------   ---------------
SMALL CAP INDEX FUND
   Class A                                  8,748,863       653,774        13.38
   Class B                                  1,494,167       113,589        13.15
   Class C                                  1,939,241       146,222        13.26
   Class R                                      1,060            80        13.31
   Class Y                                156,410,903    11,647,275        13.43

SMALL CAP GROWTH OPPORTUNITIES FUND
   Class A                                101,030,844     4,646,431        21.74
   Class B                                  9,062,827       438,107        20.69
   Class C                                  4,668,481       219,427        21.28
   Class R                                        933            43        21.74
   Class Y                                224,432,027     9,950,977        22.55

MID CAP GROWTH OPPORTUNITIES FUND
   Class A                                173,435,829     4,541,591        38.19
   Class B                                 10,974,107       302,230        36.31
   Class C                                 12,355,594       330,392        37.40
   Class R                                      1,036            27        38.15
   Class Y                              1,168,220,516    29,514,197        39.58

MID CAP VALUE
   Class A                                 28,561,241     1,421,563        20.09
   Class B                                  9,928,075       511,956        19.39
   Class C                                  3,341,573       169,001        19.77
   Class R                                      1,091            54        20.09
   Class Y                                433,879,105    21,515,292        20.17

SMALL CAP SELECT
   Class A                                 97,774,840     6,128,407        15.95
   Class B                                 13,049,795       896,576        14.56
   Class C                                 13,841,398       887,094        15.60
   Class R                                     18,828         1,183        15.91
   Class Y                                770,981,121    46,601,024        16.54

SMALL CAP VALUE FUND
   Class A                                 43,191,528     2,565,203        16.84
   Class B                                  9,901,361       622,006        15.92
   Class C                                  4,609,504       286,361        16.10
   Class R                                      1,098            65        16.83
   Class Y                                367,773,781    21,571,018        17.05

INTERNATIONAL FUND
   Class A                                 44,851,033     4,401,586        10.19
   Class B                                  7,370,980       781,711         9.43
   Class C                                  8,541,538       875,375         9.76
   Class R                                      1,031           102        10.11
   Class Y                              1,145,409,475   111,072,065        10.31

REAL ESTATE SECURITIES FUND
   Class A                                 86,995,864     4,672,386        18.62
   Class B                                  4,411,887       239,654        18.41
   Class C                                  4,246,674       229,916        18.47
   Class R                                      1,183            63        18.80
   Class Y                                414,544,298    22,160,773        18.71

SMALL-MID CAP CORE FUND
   Class A                                 27,355,930     3,698,202         7.40
   Class B                                 13,444,562     2,052,744         6.55
   Class C                                  5,999,845       840,282         7.14
   Class Y                                 43,758,382     5,715,906         7.66

                                                           SHARES        NET ASSET
                                          NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                        -------------   -----------   ---------------
TOTAL RETURN BOND FUND
   Class A                                 21,034,440     2,052,433        10.25
   Class B                                  5,473,874       535,997        10.21
   Class C                                  3,789,605       371,653        10.20
   Class R                                      1,051           102        10.29
   Class Y                                243,017,768    23,721,591        10.24

CORE BOND FUND
   Class A                                184,804,829    16,401,435        11.27
   Class B                                 21,045,776     1,880,887        11.19
   Class C                                  9,132,047       812,828        11.24
   Class R                                      1,032            91        11.30
   Class Y                              1,740,469,827   154,498,122        11.27

INTERMEDIATE TERM BOND FUND
   Class A                                 63,219,117     6,168,158        10.25
   Class R
   Class Y                              1,219,707,271   119,359,819        10.22

SHORT TERM BOND FUND
   Class A                                130,530,704    12,914,073        10.11
   Class R
   Class Y                                943,181,334    93,271,132        10.11

HIGH INCOME BOND FUND
   Class A                                 43,842,587     4,639,970         9.45
   Class B                                  8,520,696       905,254         9.41
   Class C                                 17,348,965     1,842,140         9.42
   Class R                                      1,075           112         9.60
   Class Y                                234,769,807    24,830,091         9.46

U.S. GOVERNMENT MORTGAGE FUND
   Class A                                 32,815,223     3,060,335        10.72
   Class B                                  9,154,877       852,537        10.74
   Class C                                 10,519,593       984,686        10.68
   Class R                                      1,029            96        10.72
   Class Y                                171,142,829    15,956,101        10.73

ARIZONA TAX FREE FUND
   Class A                                  9,007,636       788,710        11.42
   Class C                                  1,588,053       139,192        11.41
   Class Y                                  9,520,060       833,220        11.43

CALIFORNIA INTERMEDIATE TAX FREE FUND
   Class A                                  3,381,128       320,403        10.55
   Class Y                                 46,952,428     4,441,628        10.57

CALIFORNIA TAX FREE FUND
   Class A                                  9,513,351       834,485        11.40
   Class C                                  1,293,978       113,377        11.41
   Class Y                                 16,046,879     1,407,247        11.40

COLORADO INTERMEDIATE TAX FREE FUND
   Class A                                 13,969,484     1,272,415        10.98
   Class Y                                 37,747,679     3,446,028        10.95

COLORADO TAX FREE FUND
   Class A                                 10,597,757       920,174        11.52
   Class C                                  3,786,645       329,324        11.50
   Class Y                                  9,439,245       818,329        11.53

                                                           SHARES        NET ASSET
                                          NET ASSETS    OUTSTANDING   VALUE PER SHARE
                                        -------------   -----------   ---------------
INTERMEDIATE TAX FREE FUND
   Class A                                 35,276,409     3,155,932        11.18
   Class Y                                637,360,941    57,117,493        11.16

MINNESOTA INTERMEDIATE TAX FREE FUND
   Class A                                 35,046,831     3,389,755        10.34
   Class Y                                216,905,735    21,075,455        10.29

MINNESOTA TAX FREE FUND
   Class A                                114,981,235    10,235,915        11.23
   Class C                                 10,387,161       927,939        11.19
   Class Y                                 42,899,441     3,823,154        11.22

MISSOURI TAX FREE FUND
   Class A                                 27,114,339     2,201,303        12.32
   Class C                                    217,441        17,689        12.29
   Class Y                                152,675,867    12,389,646        12.32

NEBRASKA TAX FREE FUND
   Class A                                  4,925,420       462,008        10.66
   Class C                                  1,860,673       175,876        10.58
   Class Y                                229,721,637     2,788,809        10.66

OREGON INTERMEDIATE TAX FREE FUND
   Class A                                  8,699,689       844,997        10.30
   Class Y                                137,869,468    13,386,945        10.30

TAX FREE FUND
   Class A                                 40,155,788     3,592,797        11.18
   Class C                                  2,681,956       240,918        11.13
   Class Y                                416,651,248    37,240,405        11.19

OHIO TAX FREE FUND
   Class A                                  1,199,767       114,072        10.52
   Class C                                    120,046        11,528        10.41
   Class Y                                 39,239,713     3,727,730        10.53

SHORT TAX FREE FUND
   Class A                                  6,329,039       635,304         9.96
   Class Y                                419,358,297    42,099,280         9.96

INTERMEDIATE GOVERNMENT BOND FUND
   Class A                                  1,872,025       212,216         8.82
   Class Y                                129,768,847    14,712,359         8.82

LARGE CAP SELECT FUND
   Class A                                    713,864        57,035        12.52
   Class B                                    270,287        21,773        12.41
   Class C                                     58,470         4,706        12.43
   Class R                                        982            79        12.49
   Class Y                                291,807,003    23,293,756        12.53

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     With respect to a Fund's investments in U.S. Treasury inflation protected securities and other inflation protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

     If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

     When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

     With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. Section 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable under this Minnesota statutory provision.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

     The sales charge can be reduced on the purchase of Class A Shares through
(i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital Management Company that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     Purchases of a Fund's Class A Shares by the Advisor, the Sub-Advisor, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

     A Fund's Class A Shares also may be purchased at net asset value without a sales charge by:

     - fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers;

     - purchasers through "one-stop" mutual fund networks through which the Funds are made available;

     - purchasers participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates,

     - retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks, or for which an affiliate of the Advisor acts as trustee or administrator;

     -    bank trust departments; and

     - individuals rolling over assets into an IRA from a retirement plan that offered First American funds.

     Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectuses, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

     Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

     Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator, USBFS nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator, USBFS and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator and USBFS examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator or USBFS subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator, USBFS and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


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
BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial institution or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.


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
RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

     STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

     MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

     MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                              FINANCIAL STATEMENTS

     The financial statements of FAIF included in its Annual Report to shareholders for the fiscal year ended September 30, 2004 and its Semiannual Report to shareholders for the six months ended March 31, 2005 are incorporated herein by reference.


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


                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           PART C - OTHER INFORMATION


ITEM 22.  EXHIBITS

(a)(1)   Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit (1) to
         Post-Effective Amendment No. 21, Filed on May 15, 1995 (File Nos. 33-16905, 811-05309)).

(a)(2)   Articles Supplementary, designating new series and new share classes (Incorporated by reference to
         Exhibit (1) to Post-Effective Amendment No. 36, Filed on April 15, 1998 (File Nos. 33-16905, 811-05309)).

(a)(3)   Articles Supplementary, designating new series and new share classes (Incorporated by reference to
         Exhibit (a)(2) to Post-Effective Amendment No. 54, Filed on June 27, 2001 (File Nos. 33-16905,
         811-05309)).

(a)(4)   Articles Supplementary, designating new series (Incorporated by reference to Exhibit (a)(3) to
         Post-Effective Amendment No. 61, Filed on April 30, 2002 (File Nos. 33-16905, 811-05309)).

(a)(5)   Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(4) to
         Post-Effective Amendment No. 65, Filed on October 24, 2002 (File Nos. 33-16905, 811-05309)).

(a)(6)   Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(5) to
         Post-Effective Amendment No. 66, Filed on January 28, 2003 (File Nos. 33-16905, 811-05309)).

(a)(7)   Articles Supplementary decreasing authorizations of specified classes and series and decreasing total authorized shares (Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 70, filed on June 30, 2004 File nos. 33-16905, 811-05309).

(a)(8)   Articles Supplementary designating new series (Incorporated by reference to Exhibit (a)(7) to
         Post-Effective Amendment No. 72, filed on September 24, 2004 (File Nos. 33-16905, 811-05309).

(b)      Bylaws, as amended (Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 72, Filed
         on September 24, 2004 (File Nos. 33-16905, 811-05309)).

(c)      Not applicable.

(d)(1)   Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National
         Association. (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 73, Filed on
         December 2, 2004 (File Nos. 33-16905, 811-05309)).

(d)(2)   Supplement dated as of December 31, 1993 to Investment Advisory Agreement relating to authority to appoint a subadviser to International Fund. (Incorporated by reference to Exhibit (d)(2) to
         Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 33-16905, 811-05309)).

(d)(3)   Assignment and Assumption Agreement dated May 2, 2001, relating to assignment of Investment Advisory
         Agreement to U.S. Bancorp Piper Jaffray Asset Management, Inc. (Incorporated by reference to Exhibit
         (d)(3) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 33-16905, 811-05309)).

(d)(4)   Exhibit A to Investment Advisory Agreement, effective October 1, 2004 (series and advisory fees)
         (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 72, Filed on September 24,
         2004 (File Nos. 33-16905, 811-05309)).

(d)(5)   Amendment to Investment Advisory Agreement, dated as of June 21, 2005, permitting Registrant to purchase securities from Piper Jaffray & Co. (Incorporated by reference to Exhibit (d)(5) to Post-Effective
         Amendment No. 77, Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(d)(6)   Expense Limitation Agreement between Registrant and U.S. Bancorp Asset Management, Inc.  dated December
         1, 2004, effective through January 31, 2006. (Incorporated by reference to Exhibit (d)(5) to
         Post-Effective Amendment No. 74, Filed on January 31, 2005 (File Nos. 33-16905, 811-05309)).

(d)(7)   Sub-Advisory Agreement dated December 9, 2004, by and among Registrant, U.S. Bancorp Asset Management,
         Inc. and J.P. Morgan Investment Management Inc. with respect to International Fund. (Incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 74, Filed on January 31, 2005 (File Nos.
         33-16905, 811-05309)).

(e)(1)   Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective July 1, 2005
         (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005
         (File Nos. 33-16905, 811-05309)).

(e)(2)   Form of Dealer Agreement. *

(f)(1)   Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000, as amended February 2005
         (Incorporated by reference to exhibit No. (f)(1) to Post-Effective Amendment No. 76, filed May 13, 2005
         (File Nos. 33-16905, 811-05309)).

(f)(2)   Deferred Compensation Plan for Directors Trust Agreement, Amended Summary of Terms dated February 2005
         (Incorporated by reference to exhibit No. (f)(2) to Post-Effective Amendment No. 76, filed May 13, 2005
         (File Nos. 33-16905, 811-05309)).

(g)(1)   Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National
         Association. (Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 73, Filed on
         December 2, 2004 (File Nos. 33-16905, 811-05309)).

(g)(2)   Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National
         Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment
         No. 41, Filed on December 2, 1998 (File Nos. 33-16905, 811-05309)).

(g)(3)   Further Supplement to Custodian Agreement dated December 8, 1999, relating to standard of care.
         (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 73, Filed on December 2,
         2004 (File Nos. 33-16905, 811-05309)).

(g)(4)   Amendment and Restatement of Compensation Agreement and Amendment to Custodian Agreement, dated as of July 1, 2005, relating to compensation paid to Custodian and transfer taxes and other disbursements (Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 77,
         Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(g)(5)   Custodian Agreement dated July 1, 2005, by and between Registrant and State Street Bank and
         Trust Company with respect to International Fund (Incorporated by reference to Exhibit (g)(5) to
         Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(h)(1)   Administration Agreement dated July 1, 2005, by and between Registrant and U.S. Bancorp Asset
         Management, Inc. (Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 77, Filed
         on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(h)(2)   Schedule A to Administration Agreement dated July 1, 2005 between Registrant and U.S. Bancorp Asset
         Management, Inc.*

(h)(3)   Sub-Administration Agreement dated July 1, 2005, by and between U.S. Bancorp Asset Management, Inc. and
         U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment
         No. 77, Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(h)(4)   Transfer Agent and Shareholder Servicing Agreement dated July 1, 2005, by and among Registrant, U.S.
         Bancorp Fund Services, LLC, and U.S. Bancorp Asset Management, Inc. (Incorporated by reference to
         Exhibit (h)(3) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos. 33-16905,
         811-05309)).

(h)(5)   Shareholder Servicing Plan and Agreement (Class R), effective June 30, 2004, between the Registrant and
         U.S. Bancorp Asset Management, Inc. (Incorporated by reference to Exhibit No. (e)(8) to Post-Effective
         Amendment No. 70, filed June 30, 2004 (File Nos. 33-16905, 811-05309)).

(i)      Opinion and Consent of Dorsey & Whitney LLP dated December 2, 2004. (Incorporated by reference to
         Exhibit (i) to Post-Effective Amendment No. 73, Filed on December 2, 2004 (File Nos. 33-16905,
         811-05309)).

(j)      Consent of Ernst & Young LLP.*

(k)      Not applicable.

(l)      Not applicable.

(m)(1)   Amended and Restated Distribution and Service Plan for Class A, B, C, and R shares, effective
         July 1, 2005 (Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 77,
         Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(m)(2)   Fee Limitation Agreement between Registrant and Quasar Distributors, LLC dated December 1, 2004, effective through January 31, 2006. (Incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 74,
         Filed on January 31, 2005 (File Nos. 33-16905, 811-05309)).

(n)(1)   Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective July 1, 2005 (Incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005 (File Nos.
         33-16905, 811-05309)).

(o)      Reserved.

(p)(1)   First American Funds Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940 and
         Section 406 of the Sarbanes-Oxley Act, effective September 16, 2004, as amended April 14, 2005
         (Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 77, Filed on August 3, 2005
         (File Nos. 33-16905, 811-05309)).

(p)(2)   U.S. Bancorp Asset Management, Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company
         Act of 1940, effective January 1, 2005, as amended March 31, 2005. (Incorporated by reference to
         Post-Effective Amendment No. 76, Filed on May 13, 2005 (File Nos. 33-16905, 811-05309)).

(p)(3)   J.P. Morgan Investment Management Inc. Code of Ethics adopted under Rule 17j-1 of the Investment Company
         Act of 1940, effective February 1, 2005 (Incorporated by reference to Exhibit (p)(3) to Post-Effective
         Amendment No. 77, Filed on August 3, 2005 (File Nos. 33-16905, 811-05309)).

(p)(4)   Quasar Distributors, LLC Code of Ethics adopted under Rule 17j-1 of the Investment Company Act of 1940, effective February 2004. (Incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No.
         73, Filed on December 2, 2004 (File Nos. 33-16905, 811-05309)).

(q)      Power of Attorney dated September 15, 2004. (Incorporated by reference to Exhibit (q) to Post-Effective
         Amendment No. 73, Filed on December 2, 2004 (File Nos. 33-16905, 811-05309)).

 *        Filed herewith.


ITEM 23.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 24.  INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a cparty to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980). Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 25.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bancorp Asset Management (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

         Thomas S. Schreier, Jr., President and Chief Executive Officer and chair of Board of Directors, U.S. Bancorp Asset Management ("USBAM"), Minneapolis, MN (May 2001 to present); President, First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF"), First American Strategy Funds, Inc. ("FASF"), and eight closed-end funds advised by USBAM, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., and American Income Fund, Inc. collectively referred to as the First American Closed-End Funds ("FACEF"), Minneapolis, MN (February 2001 to present); CEO, First American Asset Management, Minneapolis, MN (January 2001 to May 2001); CEO and President, Firstar Investment & Research Management Company ("FIRMCO"), Minneapolis, MN (March 2001 to May 2001); Senior Managing Director, Equity Research, U.S. Bancorp Piper Jaffray Inc., Minneapolis, MN (October 1998 to December 2000).

         Mark S. Jordahl, Chief Investment Officer and director on Board of Directors, USBAM, Minneapolis, MN (July 2001 to present); Vice President Investments, FAIF, FAF, FASF, and FACEF, Minneapolis, MN (September 2001 to present); President and Chief Investment Officer, ING Investment Management - Americas, Minneapolis, MN (September 2000 to June 2001).

         Charles R. Manzoni, Jr., General Counsel and Secretary and director on Board of Directors, USBAM, Minneapolis, MN (June 2004 to present); Partner, Gardner, Carton & Douglas, Chicago, IL (1998 to June 2004).

         Joseph M. Ulrey, III, Chief Financial Officer and director on Board of Directors, USBAM, Minneapolis, MN (December 2004 to present); Interim Chief Operating Officer, Shareholder Services and Fund Treasurer (April 2004 to December 2004); Senior Managing Director, Risk Management and Quantitative Products (1991 to March 2004).

         Charles D. Gariboldi, Jr., Treasurer, USBAM, Minneapolis, MN (October 2004 to present); Treasurer, FAIF, FAF, FASF and FACEF, Minneapolis, MN (December 2004 to present); Vice President, Investment Accounting and Fund Treasurer, Thrivent Financial for Lutherans, Minneapolis, MN (1999 to October
2004).

         David H. Lui, Chief Compliance Officer, USBAM, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, FAIF, FAF, FASF and FACEF, Minneapolis, MN (March 2005 to present); Chief Compliance Officer, Franklin Advisers, Inc. and Chief Compliance Counsel, Franklin Templeton Investments (2004 to February 2005); Head of Institutional Compliance and Chief Compliance Counsel, Charles Schwab & Co., Inc. (1992 to 2004).

         John P. Kinsella, Senior Vice President and Director of Tax, USBAM, Minneapolis, MN (February 2003 to present); Vice President and Assistant Director of Tax (August 2002 to February 2003); prior thereto, Senior Tax Manager with Ernst & Young LLP and fourteen years with U.S. Bancorp in various tax and finance positions.


ITEM 26.  PRINCIPAL UNDERWRITERS

a) State the name of the investment company (other than the Fund) for which each principal underwriter currently distributing the Fund's securities also acts as a principal underwriter, depositor, or investment adviser.

     Registrant's distributor, Quasar Distributors, LLC (the "Distributor") Acts as principal underwriter and distributor for the following investment companies:

AHA Funds                               Glenmede Fund, Inc.                MP63 Fund
AIP Alternative Strategies Funds        Glenmede Portfolios                Muhlenkamp (Wexford Trust)
Al Frank Funds                          Greenville Small Cap Growth Fund   Mutuals.com
Alpine Equity Trust                     Guinness Atkinson Funds            Mutuals.com Vice Fund
Alpine Income Trust                     Harding Loevner Funds              NorCap Funds, Inc.
Alpine Series Trust                     Hennessy Funds, Inc                Optimum Q Funds
American Trust Allegiance Fund          Hennessy Mutual Funds, Inc.        Osterweis Funds
Avatar Advantage Funds                  Hester Total Return Fund           Perkins Capital Management
Blue and White Fund                     High Pointe Funds                  Permanent Portfolio Funds
Brandes Investment Trust                Hollencrest Equity Fund            PIC Funds
Brandywine Blue Funds, Inc.             Howard Capital Appreciation Fund   Portfolio 21
Brazos Mutual Funds                     Intrepid Capital Management        Primecap Odyssey Funds
Bridges Fund                            Invesco Nat'l Asset Mgmt Funds     Prudent Bear Funds, Inc.
Builders Fixed Income Fund, Inc.        Jacob Internet Fund Inc.           Rainier Funds
Buffalo Funds                           Jacobs & Company Mutual Fund       Segall Bryant & Hamill Funds
Capital Advisors Funds                  Jensen Portfolio                   SEIX Funds
CCM Advisors Funds                      Julius Baer Funds                  Summit Funds
CCMA Select Investment Trust            Kensington Funds                   Teberg Fund
Chase Funds                             Kirr Marbach Partners Funds, Inc   Thompson Plumb (TIM)
Conning Money Market Portfolio          Kit Cole Investment Trust          Thompson Plumb (WISCAP)
Country Funds                           Leonetti Funds                     TIFF Investment Program, Inc.
Cullen Funds                            Light Revolution Fund              Tyee Capital Management
Dow Jones Islamic Fund                  Lighthouse Capital Management      Villere Fund
Duncan-Hurst Funds                      Lindner Funds                      Women's Equity Fund
Edgar Lomax Value Fund                  LKCM Funds
Everest Series Funds Trust              Masters' Select Fund Trust
FFTW Funds, Inc.                        Matrix Asset Advisors, Inc.
First American Funds, Inc.              McCarthy Fund

First American Investment Funds, Inc.   McIntyre Global Equity Fund
First American Strategy Funds, Inc.     Midanek/Pak Fund
Fort Pitt Capital Group, Inc.           Monetta Fund, Inc.
Fremont Funds                           Monetta Trust
Fund X Funds


b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to
     Item 20. Unless otherwise noted, the business address for each Board Member or Officer is Quasar Distributors, LLC 615 East Michigan Street, Milwaukee, WI 53202.

                                    POSITION AND OFFICES WITH       POSITION AND OFFICES WITH
NAME                                UNDERWRITER                      REGISTRANT
----                                -----------                      ----------
James R. Schoenike                  President, Board Member         None

Joe D. Redwine                      Board Member                    None

Robert Kern                         Board Member                    None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Eric W. Falkeis                     Board Member                    None
777 East Wisconsin Avenue
Milwaukee, WI 53202

Andrew M. Strnad                    Secretary                       None

Donna J. Berth                      Treasurer                       None

Teresa Cowan                        Assistant Secretary             None

ITEM 27.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota, 55402, and U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 28.  MANAGEMENT SERVICES

         Not applicable.


ITEM 29.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement Nos. 33-16905 and 811-05309 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 3rd day of October 2005.

                                          FIRST AMERICAN INVESTMENT FUNDS, INC.

                                          By:  /s/ Thomas S. Schreier, Jr.
                                               ---------------------------------
                                               Thomas S. Schreier, Jr.
                                               President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

SIGNATURE                                                                TITLE                          DATE
---------                                                                -----                          ----

              /s/ Thomas S. Schreier, Jr.                              President                   October 3, 2005
--------------------------------------------------
                Thomas S. Schreier, Jr.

             /s/ Charles D. Gariboldi, Jr.
--------------------------------------------------                Treasurer (principal             October 3, 2005
               Charles D. Gariboldi, Jr.                      financial/accounting officer)

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                 Benjamin R. Field, III

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                   Victoria J. Herget

                           *                                            Director                   October 3, 2005
--------------------------------------------------

                    Roger A. Gibson

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                  Leonard W. Kedrowski

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                  Richard K. Riederer

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                   Joseph D. Strauss

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                  Virginia L. Stringer

                           *                                            Director                   October 3, 2005
--------------------------------------------------
                     James M. Wade

* By: /s/ Kathleen L. Prudhomme
--------------------------------------------------                                                 October 3, 2005
          Attorney-in-Fact


 * Pursuant to powers of attorney previously filed.